SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 7, 2000


                     FORD CREDIT AUTO OWNER TRUST 2000-D
              (Ford Credit Auto Receivables Two L.P. - Originator)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  333-82895              38-3295857
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

One American Road, Dearborn, Michigan                        48126
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       In connection with the issuance by Ford Credit Auto Owner Trust 2000-D (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated
April 11, 2000 and the Prospectus Supplement dated July 18, 2000 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two L.P. ("FCARTLP") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                           EXHIBITS


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 4.1       Conformed copy of the Indenture     Filed with this Report.
                  dated as of July 1, 2000 between
                  the Trust and The Chase Manhattan
                  Bank (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the Amended and   Filed with this Report.
                  Restated Trust Agreement dated as
                  of July 1, 2000 among FCARTLP,
                  The Bank of New York, as owner
                  trustee, and The Bank of New York
                  (Delaware), as Delaware trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of H. D. Smith, Secretary   Filed with this Report.
                  and Corporate Counsel of Ford
                  Motor Credit Company ("Ford Credit")
                  relating to certain Michigan tax
                  matters.

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 23.1      Consent of Skadden, Arps, Slate,    Filed with this Report.
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2      Consent of H.D. Smith, Secretary    Filed with this Report.
                  and Corporate Counsel of Ford
                  Credit (included as part of
                  Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and      Filed with this Report.
                  Servicing Agreement dated as of
                  July 1, 2000 among FCARTLP,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the               Filed with this Report.
                  Administration Agreement dated
                  as of July 1, 2000 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase      Filed with this Report.
                  Agreement dated as of July 1,
                  2000 between Ford Credit and
                  FCARTLP.

Exhibit 99.4      Appendix A - Defined Terms          Filed with this Report.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        Ford Credit Auto Receivables Two L.P.
                                                     (Registrant)

                                        By:  Ford Credit Auto Receivables
                                             Two, Inc., General Partner


Date:  August 7, 2000                          By:/s/ E.E. Smith-Sulfaro
                                                 -------------------
                                                 Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 4.1       Conformed copy of the Indenture
                  dated as of July 1, 2000 between
                  the Trust and the Indenture Trustee.

Exhibit 4.2       Conformed copy of the Amended and
                  Restated Trust Agreement dated as
                  of July 1, 2000 among FCARTLP,
                  The Bank of New York, as owner
                  trustee, and The Bank of New York
                  (Delaware), as Delaware trustee.

Exhibit 8.1       Opinion of Skadden, Arps, Slate,
                  Meagher & Flom LLP with respect
                  to certain federal income tax
                  matters.

Exhibit 8.2       Opinion of H. D. Smith, Secretary
                  and Corporate Counsel of Ford
                  Credit relating to certain Michigan tax
                  matters.

DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 23.1      Consent of Skadden, Arps, Slate,
                  Meagher & Flom LLP (included as
                  part of Exhibit 8.1).

Exhibit 23.2      Consent of H.D. Smith, Secretary
                  and Corporate Counsel of Ford
                  Credit (included as part of
                  Exhibit 8.2).

Exhibit 99.1      Conformed copy of the Sale and
                  Servicing Agreement dated as of
                  July 1, 2000 among FCARTLP,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the
                  Administration Agreement dated
                  as of July 1, 2000 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.3      Conformed copy of the Purchase
                  Agreement dated as of July 1,
                  2000 between Ford Credit and
                  FCARTLP.

Exhibit 99.4      Appendix A - Defined Terms

                                                                     Exhibit 4.1

                                    INDENTURE

                                     between

                      FORD CREDIT AUTO OWNER TRUST 2000-D,
                                    as Issuer

                                       and

                            THE CHASE MANHATTAN BANK,
                              as Indenture Trustee

                            Dated as of July 1, 2000

                             CROSS REFERENCE TABLE1
                              ---------------------

  TIA                                                                                       Indenture
Section                                                                                      Section

310 (a)(1)....................................................................................   6.11
    (a)(2)....................................................................................   6.11
    (a)(3)....................................................................................   6.10
    (a)(4)..................................................................................    N.A.2
    (a)(5)....................................................................................   6.11
    (b)  ..................................................................................  6.8;6.11
    (c)  .....................................................................................   N.A.
311 (a)  .....................................................................................   6.12
    (b)  .....................................................................................   6.12
    (c)  .....................................................................................   N.A.
312 (a)  .....................................................................................   7.1
    (b)  .....................................................................................   7.2
    (c)  .....................................................................................   7.2
313 (a)  .....................................................................................   7.4
    (b)(1)....................................................................................   7.4
    (b)(2)....................................................................................  11.5
    (c)  .....................................................................................   7.4
    (d)  .....................................................................................   7.3
314 (a)  .....................................................................................  11.15
    (b)  .....................................................................................  11.1
    (c)(1)....................................................................................  11.1
    (c)(2)....................................................................................  11.1
    (c)(3)....................................................................................  11.1
    (d)  .....................................................................................  11.1
    (e)  .....................................................................................  11.1
    (f)  .....................................................................................  11.1
315 (a)  .....................................................................................   6.1
    (b)  ...................................................................................6.5;11.5
    (c)  .....................................................................................   6.1
    (d)  .....................................................................................   6.1
    (e)  .....................................................................................   5.13
316 (a) (last sentence).......................................................................   2.8
    (a)(1)(A).................................................................................   5.11
    (a)(1)(B).................................................................................   5.12
    (a)(2)....................................................................................   N.A.
    (b)  .....................................................................................   5.7
    (c)  .....................................................................................   N.A
317 (a)(1)....................................................................................   5.3
    (a)(2)....................................................................................   5.3
    (b)  .....................................................................................   3.3
318 (a)  .....................................................................................  11.7

-----------------------

1........Note:  This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

2........N.A. means Not Applicable.

                                TABLE OF CONTENTS

                                   ARTICLE I
DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE...................................................3
SECTION 1.1  Definitions and Usage..................................................................3
SECTION 1.2  Incorporation by Reference of Trust Indenture Act......................................3

                                          ARTICLE II
THE NOTES...........................................................................................3
SECTION 2.1  Form of Notes..........................................................................3
SECTION 2.2  Execution, Authentication and Delivery.................................................4
SECTION 2.3  Temporary Notes........................................................................7
SECTION 2.4  Tax Treatment..........................................................................7
SECTION 2.5  Registration of Transfer and Exchange of Securities. ..................................8
SECTION 2.6  Mutilated, Destroyed, Lost or Stolen Notes.............................................9
SECTION 2.7  Persons Deemed Owners.................................................................10
SECTION 2.8  Payment of Principal and Interest; Defaulted Interest.................................10
SECTION 2.9  Cancellation..........................................................................11
SECTION 2.10  Release of Collateral................................................................12
SECTION 2.11  Book-Entry Notes.....................................................................12
SECTION 2.12  Notices to Clearing Agency...........................................................13
SECTION 2.13  Definitive Notes.....................................................................13
SECTION 2.14  Authenticating Agents................................................................14

                                   ARTICLE III
COVENANTS..........................................................................................15
SECTION 3.1  Payment of Principal and Interest.....................................................15
SECTION 3.2  Maintenance of Office or Agency.......................................................15
SECTION 3.3  Money for Payments To Be Held in Trust................................................15
SECTION 3.4  Existence.............................................................................17
SECTION 3.5  Protection of Indenture Trust Estate..................................................17
SECTION 3.6  Opinions as to Indenture Trust Estate.................................................18
SECTION 3.7  Performance of Obligations; Servicing of Receivables..................................18
SECTION 3.8  Negative Covenants....................................................................20
SECTION 3.9  Annual Statement as to Compliance.....................................................21
SECTION 3.10  Issuer May Consolidate, etc., Only on Certain Terms..................................21
SECTION 3.11  Successor or Transferee..............................................................23
SECTION 3.12  No Other Business....................................................................24
SECTION 3.13  No Borrowing.........................................................................24
SECTION 3.14  Servicer's Obligations...............................................................24
SECTION 3.15  Guarantees, Loans, Advances and Other Liabilities....................................24
SECTION 3.16  Capital Expenditures.................................................................24
SECTION 3.17  Further Instruments and Acts.........................................................24
SECTION 3.18  Restricted Payments..................................................................24
SECTION 3.19  Calculation Agent....................................................................25
SECTION 3.20  Notice of Events of Default..........................................................26
SECTION 3.21  Removal of Administrator.............................................................26

                                   ARTICLE IV
SATISFACTION AND DISCHARGE.........................................................................27
SECTION 4.1  Satisfaction and Discharge of Indenture...............................................27
SECTION 4.2  Satisfaction, Discharge and Defeasance of Notes.......................................28
SECTION 4.3  Application of Trust Money............................................................29
SECTION 4.4  Repayment of Monies Held by Note Paying Agent.........................................29

                                    ARTICLE V
REMEDIES...........................................................................................30
SECTION 5.1  Events of Default.....................................................................30
SECTION 5.2  Acceleration of Maturity; Rescission and Annulment....................................31
SECTION 5.3  Collection of Indebtedness and Suits for Enforcement by Indenture
                  Trustee..........................................................................32
SECTION 5.4  Remedies; Priorities..................................................................35
SECTION 5.5  Optional Preservation of the Receivables..............................................38
SECTION 5.6  Limitation of Suits...................................................................39
SECTION 5.7  Unconditional Rights of Noteholders To Receive Principal and
                  Interest.........................................................................40
SECTION 5.8  Restoration of Rights and Remedies....................................................40
SECTION 5.9  Rights and Remedies Cumulative........................................................40
SECTION 5.10  Delay or Omission Not a Waiver.......................................................40
SECTION 5.11  Control by Controlling Note Class of Noteholders.....................................40
SECTION 5.12  Waiver of Past Defaults..............................................................41
SECTION 5.13  Undertaking for Costs................................................................42
SECTION 5.14  Waiver of Stay or Extension Laws.....................................................42
SECTION 5.15  Action on Notes......................................................................42
SECTION 5.16  Performance and Enforcement of Certain Obligations...................................42

                                   ARTICLE VI
THE INDENTURE TRUSTEE..............................................................................44
SECTION 6.1  Duties of Indenture Trustee...........................................................44
SECTION 6.2  Rights of Indenture Trustee...........................................................45
SECTION 6.3  Individual Rights of Indenture Trustee................................................46
SECTION 6.4  Indenture Trustee's Disclaimer........................................................46
SECTION 6.5  Notice of Defaults....................................................................46
SECTION 6.6  Reports by Indenture Trustee to Noteholders...........................................47
SECTION 6.7  Compensation and Indemnity............................................................47
SECTION 6.8  Replacement of Indenture Trustee......................................................48
SECTION 6.9  Successor Indenture Trustee by Merger.................................................49
SECTION 6.10  Appointment of Co-Indenture Trustee or Separate Indenture
                   Trustee.........................................................................49
SECTION 6.11  Eligibility; Disqualification........................................................51
SECTION 6.13  Interest Rate Swap Provisions........................................................52

                                   ARTICLE VII

NOTEHOLDERS' LISTS AND REPORTS.....................................................................53
SECTION 7.1  Issuer To Furnish Indenture Trustee Names and Addresses of
                  Noteholders......................................................................53
SECTION 7.2  Preservation of Information; Communications to Noteholders............................53
SECTION 7.3  Reports by Issuer.....................................................................54
SECTION 7.4  Reports by Indenture Trustee..........................................................54

                                  ARTICLE VIII
ACCOUNTS, DISBURSEMENTS AND RELEASES...............................................................56
SECTION 8.1  Collection of Money...................................................................56
SECTION 8.2  Trust Accounts and Payahead Account...................................................56
SECTION 8.3  General Provisions Regarding Accounts.................................................61
SECTION 8.4  Release of Indenture Trust Estate.....................................................62
SECTION 8.5  Opinion of Counsel....................................................................63

                                   ARTICLE IX
SUPPLEMENTAL INDENTURES............................................................................64
SECTION 9.1  Supplemental Indentures Without Consent of Noteholders................................64
SECTION 9.2   Supplemental Indentures with Consent of Noteholders..................................65
SECTION 9.3  Execution of Supplemental Indentures..................................................67
SECTION 9.4  Effect of Supplemental Indenture......................................................67
SECTION 9.5  Conformity with Trust Indenture Act...................................................68
SECTION 9.6  Reference in Notes to Supplemental Indentures.........................................68


                                    ARTICLE X
REDEMPTION OF NOTES................................................................................69
SECTION 10.1  Redemption...........................................................................69
SECTION 10.2  Form of Redemption Notice............................................................69
SECTION 10.3  Notes Payable on Redemption Date.....................................................70

                                   ARTICLE XI
MISCELLANEOUS......................................................................................70
SECTION 11.1  Compliance Certificates and Opinions, etc............................................70
SECTION 11.2  Form of Documents Delivered to Indenture Trustee.....................................72
SECTION 11.3  Acts of Noteholders..................................................................73
SECTION 11.4  Notices, etc., to Indenture Trustee, Issuer, Swap Counterparty and
                    Rating Agencies................................................................74
SECTION 11.5  Notices to Noteholders; Waiver.......................................................74
SECTION 11.6  Alternate Payment and Notice Provisions..............................................75
SECTION 11.7  Conflict with Trust Indenture Act....................................................75
SECTION 11.8  Effect of Headings and Table of Contents.............................................75
SECTION 11.9  Successors and Assigns...............................................................76
SECTION 11.10  Separability........................................................................76
SECTION 11.11  Benefits of Indenture...............................................................76
SECTION 11.12  Legal Holidays......................................................................76
SECTION 11.13  Governing Law.......................................................................76
SECTION 11.14  Counterparts........................................................................76
SECTION 11.15  Recording of Indenture..............................................................76
SECTION 11.16  Trust Obligation....................................................................77
SECTION 11.17  No Petition.........................................................................77
SECTION 11.18  Inspection..........................................................................77


Exhibit  A-1 - Form of Class  A-1  Note
Exhibit  A-2 - Form of  Class  A-2 Note
Exhibit  A-3 - Form of Class  A-3  Note
Exhibit  A-4 - Form of  Class  A-4 Note
Exhibit  A-5 - Form of Class A-5 Note
Exhibit B - Form of Class B Note  Exhibit
VPTN - Form of  Variable  Pay  Term  Note
Exhibit  C - Form of Note  Depository Agreement
Exhibit  D - Form  of  Investment  Letter  - VPTN -  QIBs
Exhibit  E - Form  of Investment  Letter  -- VPTN - IAIs
Exhibit  F - Form of  Rule  144A  Transferor Certificate - VPTN
Schedule A - Schedule of Receivables
Appendix A - Definitions and Usage

                  INDENTURE, dated as of July 1, 2000, (as from time to time amended, supplemented or otherwise modified and in effect, this "Indenture") between FORD CREDIT AUTO OWNER TRUST 2000-D, a Delaware business trust, as Issuer, and THE CHASE MANHATTAN BANK, a New York corporation, as trustee (in such capacity, the "Indenture Trustee") and not in its individual capacity.

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes"), Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), the Floating Rate Asset Backed Variable Pay Term Notes, as may be issued from time to time as further stated herein (the "VPTNs,") and the Class B 7.40% Asset Backed Notes (the "Class B Notes") (the "Class B Notes" and, together with the Class A Notes and the VPTNs, the "Notes") and the Swap Counterparty:

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Noteholders and the Swap Counterparty, all of the Issuer's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising, (a) the Receivables; (b) with respect to Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (d) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors;
(e) Dealer Recourse; (f) all of the rights to the Receivable Files; (g) the Trust Accounts and all amounts, securities, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (h) the Sale and Servicing Agreement; (i) all of the rights under the Purchase Agreement, including the right of the Seller to cause Ford Credit to repurchase Receivables from the Seller; (j) payments and proceeds with respect to the Receivables held by the Servicer; (k) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Servicer or repurchased by the Seller); (l) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; (m) all of the Issuer's rights in the Interest Rate Swap Agreement; and (n) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (such amounts Granted by the Issuer, collectively, the "Collateral").

                  The foregoing Grant is made in trust to secure (a) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture and (b) payment of amounts payable to the Swap Counterparty under the Interest Rate Swap Agreement.

                  The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders and the Swap Counterparty, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders and Swap Counterparty may be adequately and effectively protected.


                                    ARTICLE I

                DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

                  SECTION 1.1 Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                  SECTION 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" shall mean the Notes.

                  "indenture security holder" shall mean a Noteholder.

                  "indenture to be qualified" shall mean this Indenture.

                  "indenture trustee" or "institutional trustee" shall mean the Indenture Trustee.

                  "obligor" on the indenture securities shall mean the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.


                                   ARTICLE II

                                    THE NOTES


                  SECTION 2.1 Form of Notes. (a) Each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes will be issued in the form of a Book-Entry Note and each of the VPTNs will be issued in the form of a Definitive Note, which Notes, together with the Indenture Trustee's certificates of authentication, shall be in substantially the forms set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit B and Exhibit VPTN (the "Note Exhibits"), with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

(b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in the Note Exhibits are part of the terms of this Indenture and are incorporated herein by reference.

                  SECTION 2.2 Execution, Authentication and Delivery. (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (c) The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the Classes, initial aggregate principal amounts, interest rates, Final Scheduled Distribution Dates and, with respect to the Class A Notes, the Targeted Scheduled Distribution Dates as set forth in the table below.

                                                               Targeted
                        Initial Aggregate                      Scheduled         Final Scheduled
        Class            Principal Amount    Interest     Distribution Date     Distribution Date
                                                Rate

Class A-1 Notes         $439,000,000           7.008%        January 2001           June 2002
                                                           Distribution Date    Distribution Date


VPTN                    $490,556,000          LIBOR +      N/A                      January 2005
                                               0.03%                            Distribution Date


                  (d) On the Targeted Scheduled Distribution Date for each Subclass of Class A Notes, a VPTN may be issued as set forth in this Section 2.2(d) and Section 2(b) of the Administration Agreement in an amount equal to the VPTN Issuance Amount. Upon an Issuer Order, the Issuer shall execute and the Indenture Trustee shall cause the VPTNs, subject to this Section 2.2(d), to be authenticated and delivered. Each such order shall set forth:

                  (i)      the issuance date and Spread of the VPTN;

                  (ii) the aggregate principal amount of the VPTN to be authenticated and delivered on such issuance date;

                  (iii)    the VPTN Rate for such VPTN; and

                  (iv) any other terms or provisions of such VPTN which shall not be inconsistent with the provisions of this Indenture.

                  The  Indenture  Trustee  shall  not,  however,   cause  to  be
authenticated and deliver any VPTN on a Targeted Scheduled Distribution Date unless the Issuer has:

         1. delivered to the Indenture Trustee an Officer's Certificate certifying that the following conditions have been satisfied:

                  (A) both before and after giving effect to the issuance of the VPTN Term Note and to the application of such proceeds and any amounts on deposit in the
                           Accumulation Account and in the Principal Distribution Account, the aggregate principal balance of the receivables minus the Yield Supplement Overcollateralization Amount must be equal to or greater than the aggregate outstanding balance of the Class A Notes, VPTNs, Class B Notes and Class C Certificates;

                  (B) an Extended Sequential Amortization Period must not have occurred;

                  (C) the VPTN must be rated "AAA" and "Aaa" by S&P and Moody's, respectively;

                  (D) the Interest Rate Swap Agreement must be in full force and effect with a notional amount equal to the sum of the principal balances of such VPTN and any other outstanding VPTNs;

                  (E) no Event of Servicing Termination shall have occurred and be continuing;

                  (F) no Event of Default shall have occurred and be continuing;

                  (G)      the purchase price of the VPTN must be equal to par;
                           and

                  (H) the interest rate on the VPTN must not exceed one-month LIBOR plus 1.50%.

         2. delivered to the Indenture Trustee an Opinion of Counsel, which shall also be addressed to the purchaser of such VPTN and the Rating Agencies and shall be dated the related Targeted Scheduled Distribution Date, substantially to the effect that:

                  (i) the Issuer has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act, 12 Del. C. ss.3801, et seq. (the "Delaware Act"), and has the power and authority under the Trust Agreement and the Delaware Act to execute, deliver and perform its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Interest Rate Swap Agreement, the Control Agreement, the Note Depository Agreement, the Certificates and the Notes;

                  (ii) the Issuer has full power and authority to issue and sell the VPTN to be sold to the purchaser on such Targeted Scheduled Distribution Date, pursuant to a VPTN purchase agreement, and the Issuer has duly authorized such sale to the purchaser by all necessary action;

                  (iii) registration of the VPTN under the Securities Act is not required in connection with the purchase and sale of the VPTN pursuant to the VPTN purchase agreement; and

                  (iv) The issuance and sale of the VPTN has been duly authorized by the Trust, and the VPTN, when duly executed by the Trust and authenticated by the Indenture Trustee in accordance with the Indenture and delivered to and paid for by the purchasers thereof in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

                  (e) The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class B Notes shall be issuable as Book-Entry Notes in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. The VPTNs will be issuable as Definitive Notes in denominations of not less than $100,000 in initial Principal Balance and in integral multiples of $1,000 in excess thereof.

                  (f) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  SECTION 2.3 Temporary Notes. (a) Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing the temporary Notes may determine, as evidenced by their execution of such temporary Notes.

                  If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  SECTION 2.4 Tax Treatment. The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, State and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

                  SECTION 2.5 Registration of Transfer and Exchange of Securities. (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

                  (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denomination, of a like aggregate principal amount.

                  (c) At the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate, and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making such exchange is entitled to receive.

                  (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

                  (e) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and (ii) accompanied by such other documents or evidence as the Indenture Trustee may require.

                  (f) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes other than an exchange pursuant to Section 2.3 or Section 9.6 not involving any transfer.

                  (g) The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of fifteen (15) days preceding the Distribution Date for any payment with respect to such Note.

                  (h) All Notes surrendered for transfer and exchange shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its customary procedures.

                  (i) With respect to the registration of transfer and exchange of any VPTN, each VPTN shall bear a legend to the following effect unless determined otherwise by the Issuer (as certified to the Indenture Trustee in an Officers Certificate) and the Indenture Trustee consistent with applicable law:

                  "THIS VARIABLE PAY TERM NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS VARIABLE PAY TERM NOTE, AGREES THAT THIS VARIABLE PAY TERM NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE INDENTURE TRUSTEE AND THE VARIABLE PAY TERM NOTE REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE INDENTURE TRUSTEE AND THE VARIABLE PAY TERM NOTE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR (4) TO THE SELLER OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

                  As a condition to the registration of any Transfer of a VPTN, the prospective transferee of such a VPTN shall be required to represent in writing to the Indenture Trustee, the Note Registrar and the Issuer the following, unless determined otherwise by the Issuer (as certified to the Indenture Trustee in an Officers Certificate):

                           (i) It understands that no subsequent Transfer of the
                  VPTN is permitted unless it causes its proposed transferee to provide to the Issuer and the Note Registrar a letter substantially in the form of Exhibit D or Exhibit E hereof (with such changes therein as may be approved by the Issuer), as applicable, or such other written statement as the Issuer shall prescribe.

                           (ii) It  understands  that any purported  Transfer of
                  any VPTN (or any interest therein) in contravention of any of the restrictions and conditions contained in this Section will be a Void Transfer, and the purported transferee in a Void Transfer will not be recognized by the Issuer or any other person as a VPTN Noteholder for any purpose.

                  (j) With respect to registration of transfer and exchange, by acceptance of any VPTN, the VPTN Noteholder thereof specifically agrees with and represents to the Issuer and the Note Registrar, that no Transfer of such VPTN shall be made unless the registration requirements of the Securities Act and any applicable State securities laws are complied with, or such Transfer is exempt from the registration requirements under the Securities Act because the Transfer satisfies one of the following:

                           (i) such  Transfer  is in  compliance  with Rule 144A
                  under the Securities Act ("Rule 144A"), to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Transfer is being made in reliance upon Rule 144A under the Securities Act and (x) the transferor executes and delivers to the Issuer and the Note Registrar, a Rule 144A transferor certificate substantially in the form attached as Exhibit F and (y) the transferee executes and delivers to the Issuer and the Note Registrar an investment letter substantially in the form attached as Exhibit D;

                           (ii) after the appropriate holding period, such Transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Issuer or the Note Registrar, delivers an Opinion of Counsel in form and substance satisfactory to the Issuer and the Note Registrar; or

                           (iii) such Transfer is to an institutional accredited
                  investor as defined in rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in a transaction exempt from the registration requirements of the Securities Act, such Transfer is in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, and such investor executes and delivers to the Issuer and the Note Registrar an investment letter substantially in the form attached as Exhibit E.

                  (k) With respect to registrations of transfer and exchange of any VPTN, the Issuer shall make available to the prospective transferor and transferee of a VPTN information requested to satisfy the requirements of paragraph (d) (4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

                           (i) the private placement memorandum, if any, relating to the VPTN, and any amendments or supplements thereto;

                           (ii) each  statement  delivered  to VPTN  Noteholders
                  pursuant to Section 8.2(d) on each Distribution Date preceding such request; and

                           (iii) such other information as is reasonably available to the Indenture Trustee in order to comply with requests for information pursuant to Rule 144A under the Securities Act.

                  None of the Issuer, the Note Registrar or the Indenture Trustee is under an obligation to register any VPTN under the Securities Act or any other securities law.

                  SECTION 2.6 Mutilated, Destroyed, Lost or Stolen Notes. (a) If
(i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, as defined in Section 8-303 of the UCC, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                  (b) Upon the  issuance  of any  replacement  Note  under  this
Section 2.6, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  (c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.7 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

              SECTION 2.8 Payment of Principal and Interest; Defaulted Interest.
(a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes shall accrue interest at the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class A-5 Rate and the Class B Rate, respectively, as set forth in the Note Exhibits, as applicable, and the VPTNs shall accrue interest at the applicable VPTN Rate as determined from time to time, and such interest shall be due and payable on each Distribution Date as specified therein, subject to Section 3.1. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Note on a Distribution Date, Redemption Date or the applicable Final Scheduled Distribution Date, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                  (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of Notes set forth in the Note Exhibits. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note shall be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

                  (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate on the Distribution Date following such default. The Issuer shall pay such defaulted interest to the Persons who are Noteholders on the Record Date for such following Distribution Date.

                  SECTION 2.9 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.9, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  SECTION 2.10 Release of Collateral. Subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Owner Trustee's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

                  SECTION 2.11 Book-Entry Notes. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no
Note Owner thereof shall receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in
Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.13:

                           (i) the provisions of this Section 2.11 shall be in full force and effect;

                           (ii) the Note  Registrar  and the  Indenture  Trustee
                  shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to the Note Owners;

                           (iii)  to the  extent  that  the  provisions  of this
                  Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section 2.11 shall control;

                           (iv) the  rights of Note  Owners  shall be  exercised
                  only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued to Note Owners pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such Clearing Agency Participants; and

                           (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Note Balance of the Notes Outstanding (or any Class thereof, including the Controlling Note Class) the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest of the Notes Outstanding (or Class thereof, including the Controlling Note Class) and has delivered such instructions to the Indenture Trustee.

                  SECTION 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders of Book-Entry Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of Book-Entry Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

                  SECTION 2.13  Definitive  Notes.  With respect to any Class or
Classes of Book-Entry Notes, if (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Class of Book-Entry Notes and the Administrator is unable to locate a qualified successor, (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of such Class of Book-Entry Notes evidencing beneficial interests aggregating not less than a majority of the Note Balance of such Class advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Class of Note Owners, then the Clearing Agency shall notify all Note Owners of such Class and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to the Note Owners of the applicable Class requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes to Note Owners, the Indenture Trustee shall recognize the holders of such Definitive Notes as Noteholders.

                  SECTION 2.14 Authenticating Agents. (a) The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5,
2.6 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.14 shall be deemed to be the authentication of Notes "by the Indenture Trustee."

                  (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

                  (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Owner Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

                  (d) The Administrator agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

                                   ARTICLE III

                                    COVENANTS

                  SECTION 3.1 Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.2 Maintenance of Office or Agency. The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.3 Money for Payments To Be Held in Trust. (a) As provided in Sections 8.2 and 5.4(b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts and the Payahead Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Note Paying Agent, and no amounts so withdrawn from the Trust Accounts and the Payahead Account for payments of Notes shall be paid over to the Issuer, except as provided in this Section 3.3.

                  (b) On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes and Interest Rate Swap Agreement, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                  (c) The Issuer shall cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Note Paying Agent shall:

                           (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give the Indenture Trustee notice of any default
                  by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                           (iii) at any time during the  continuance of any such
                  default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

                           (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                           (v) comply with all  requirements of the Code and any
                  State or local tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

                  (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Noteholder).

                  SECTION 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

                  SECTION 3.5 Protection of Indenture Trust Estate. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                           (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                           (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                           (iii)  enforce any of the Collateral; or

                           (iv) preserve and defend title to the Indenture Trust
                  Estate and the rights of the Indenture Trustee, the Swap Counterparty and the Noteholders in such Indenture Trust Estate against the claims of all Persons.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5; provided, however, that the Indenture Trustee shall be under no obligation to file any such financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5.

                  SECTION 3.6 Opinions as to Indenture Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before April 30 in each calendar year, beginning in 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements and any other action that may be required by law as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

                  SECTION 3.7 Performance of Obligations; Servicing of Receivables. (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Basic Documents.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including, but not limited to, filing or causing to be filed all financing statements and continuation statements required to be filed under the UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Noteholders of Notes evidencing not less than a majority of the Note Balance of each Class of Notes then Outstanding, voting separately.

                  (d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to
Section 7.1 of the Sale and Servicing Agreement or the Servicer's resignation in accordance with the terms of the Sale and Servicing Agreement, the Issuer shall appoint a Successor Servicer meeting the requirements of the Sale and Servicing Agreement, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. If the Indenture Trustee shall be legally unable to act as Successor Servicer, it may appoint, or petition a court of competent jurisdiction to appoint, a Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer (other than the Indenture Trustee) shall (i) be an established institution having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables and
(ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If, within thirty (30) days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and, in accordance with
Section 7.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of
Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided that the Indenture Trustee, in its capacity as the Servicer, shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer.

                  (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed by the Issuer, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

                  (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer hereby agrees that it shall not, without the prior written consent of the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority in Note Balance of the Notes Outstanding, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement or the other Basic Documents).

                  SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                           (i) except as expressly  permitted by this Indenture,
                  the Trust  Agreement,  the Purchase  Agreement or the Sale and
                  Servicing Agreement, direct the Indenture Trustee to sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;


                           (ii) claim any credit on, or make any deduction  from
                  the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Trust or the Indenture Trust Estate;

                           (iii)  dissolve or liquidate in whole or in part; or

                           (iv) (A) permit the validity or effectiveness of this
                  Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Issuer, including those included in the Indenture Trust Estate, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Indenture Trust Estate.

                  SECTION 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee within 120 days after the end of each calendar year, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                           (i) a review of the  activities  of the Issuer during
                  such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                           (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  SECTION 3.10  Issuer May Consolidate, etc., Only on Certain
Terms.  (a   The Issuer shall not consolidate or merge with or into any other
Person, unless:

                           (i) the Person (if other than the  Issuer)  formed by
                  or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii)   immediately   after  giving   effect  to  such
                  transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                           (iv) the  Issuer  shall have  received  an Opinion of
                  Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Swap Counterparty, any Noteholder or any Certificateholder;

                           (v) any action that is necessary to maintain the lien
                  and security interest created by this Indenture shall have been taken; and

                           (vi) the Issuer  shall have  delivered to the Seller,
                  the Servicer, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  (b) Other than as specifically contemplated by the Basic Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

                           (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State,
                  (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and of all obligations under the Interest Rate Swap Agreement and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders and the Swap
                  Counterparty, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes);

                           (ii)   immediately   after  giving   effect  to  such
                  transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                           (iv) the  Issuer  shall have  received  an Opinion of
                  Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Swap Counterparty, any Noteholder or any Certificateholder;

                           (v) any action that is necessary to maintain the lien
                  and security interest created by this Indenture shall have been taken; and

                           (vi) the Issuer  shall have  delivered to the Seller,
                  the Servicer, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  SECTION 3.11 Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.


                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

                  SECTION 3.12 No Other Business. The Issuer shall not engage in any business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

                  SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and the Certificates.

                  SECTION 3.14 Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement, including Sections 3.9, 3.10, 3.11, 3.12, 3.13 and 4.10 and Article VI thereof.

                  SECTION 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.


                  SECTION 3.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  SECTION 3.17 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.18 Restricted Payments. The Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) payments to the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, the Swap Counterparty, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture and the other Basic Documents and (y) payments to the Indenture Trustee pursuant to Section 2(a)(ii) of the Administration Agreement. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account, the Principal Distribution Account or the Accumulation Account except in accordance with this Indenture and the other Basic Documents.

                  SECTION 3.19 Calculation Agent. (a) The Issuer agrees that for so long as any of the VPTNs are Outstanding there shall at all times be an agent appointed to calculate LIBOR in respect of each Interest Period (the "Calculation Agent"). The Issuer has initially appointed The Chase Manhattan Bank as Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, the Issuer shall promptly appoint as a replacement Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market and which does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed.

                  (b) The Calculation Agent shall be required to agree that, as soon as possible after 11:00 a.m. (London time) on each LIBOR Determination Date, but in no event later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date, the Calculation Agent shall calculate the interest rate for each VPTN for the related Interest Period and the amount of interest payable (rounded to the nearest cent, with half a cent being rounded upwards) on the related Distribution Date, and shall communicate such rates and amounts to the Administrator, the Indenture Trustee, and the Servicer. The Calculation Agent shall also specify to the Administrator and the Indenture Trustee the quotations upon which the interest rates and in any event the Calculation Agent shall notify the Indenture Trustee and the Servicer before 5:00 p.m. (London time) on each LIBOR Determination Date that either: (i) it has determined or is in the process of determining the interest rates for the VPTNs and the amount of interest due on such Notes, or (ii) it has not determined and is not in the process of determining the interest rates for the VPTNs and the amount of interest due on such Notes, together with its reasons therefor. The determination of the interest rates and interest amounts by the Calculation Agent shall (in the absence of manifest error) be final and binding upon all parties.

                  SECTION 3.20 Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and of each default on the part of any party to the Sale and Servicing Agreement or the Purchase Agreement with respect to any of the provisions thereof.

                  SECTION 3.21 Removal of Administrator. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under
Section 4.3), and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                  (A)  either

                           (1) all Notes theretofore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                           (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient without reinvestment to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be, and all fees due and payable to the Indenture Trustee;

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder, under the Interest Rate Swap Agreement and under any of the other Basic Documents by the Issuer;

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                  (D) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction and discharge of the Notes pursuant to this Section 4.1 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code.

Upon the satisfaction and discharge of the Indenture pursuant to this Section 4.1, at the request of the Owner Trustee, the Indenture Trustee shall deliver to the Owner Trustee a certificate of a Trustee Officer stating that all Noteholders have been paid in full and stating whether, to the best knowledge of such Trustee Officer, any claims remain against the Issuer in respect of the Indenture and the Notes.

                  SECTION 4.2 Satisfaction, Discharge and Defeasance of Notes.

                  (a) Upon satisfaction of the conditions set forth in subsection (b) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Notes, and the provisions of this Indenture, as it relates to such Notes, shall no longer be in effect (and the Indenture Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.2, 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13,
(v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.3), and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them.

                  (b) The satisfaction, discharge and defeasance of the Notes pursuant to subsection (a) of this Section 4.2 is subject to the satisfaction of all of the following conditions:

                           (i) the Issuer has deposited or caused to be deposited irrevocably (except as provided in Section 4.4) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Noteholders, which, through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day prior to the due date of any payment referred to below, money in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge the entire indebtedness on the Outstanding Notes, for principal thereof and interest thereon to the date of such deposit (in the case of Notes that have become due and payable) or to the maturity of such principal and interest, as the case may be, and to pay any amounts then due and payable to the Swap Counterparty;

                           (ii) such deposit will not result in a breach or violation of, or constitute an event of default under, any other agreement or instrument to which the Issuer is bound;

                           (iii) no Event of Default  with  respect to the Notes
                  shall have occurred and be continuing on the date of such deposit or on the ninety-first (91st) day after such date;

                           (iv)  the  Issuer  has  delivered  to  the  Indenture
                  Trustee an Opinion of Counsel to the effect that the satisfaction, discharge and defeasance of the Notes pursuant to this Section 4.2 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code; and

                           (v) the Issuer has delivered to the Indenture Trustee
                  an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this Section 4.2 have been complied with.

                  SECTION 4.3 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Sections 4.1 and 4.2 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, and for payment to the Swap Counterparty of all sums, if any, due or to become due to the Swap Counterparty under and in accordance with this Indenture; but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                  SECTION 4.4 Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.


                                    ARTICLE V

                                    REMEDIES

                  SECTION 5.1 Events of Default. "Event of Default," wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on any Note of the Controlling Note Class when the same becomes due and payable on each Distribution Date, and such default shall continue for a period of five (5) days or more; or

                           (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

                           (iii) default in the observance or performance of any
                  material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this
                  Section 5.1 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of sixty (60) days or in the case of a materially incorrect representation and warranty thirty (30) days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Controlling Note Class, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (iv) the  filing of a decree or order for relief by a
                  court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                           (v) the  commencement  by the  Issuer of a  voluntary
                  case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee (with a copy to any Qualified Institution or Qualified Trust Institution (if not the Indenture Trustee) maintaining any Trust Accounts), within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) above, its status and what action the Issuer is taking or proposes to take with respect thereto.


                  SECTION 5.2 Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid Note Balance of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default specified in Section 5.1(iv) or (v) occurs, all unpaid principal, together with all accrued and unpaid interest thereon, of all the Notes, and other amounts payable hereunder, shall automatically become due and payable without any declaration or other act on the part of the Indenture Trustee or any Noteholder. In the event of such declaration or automatic acceleration, the Indenture Trustee shall give prompt written notice to the Swap Counterparty.

                  (b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this
Article V, the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                                  (A) all  payments of principal of and interest
                  on all Notes and all other amounts that would then be due hereunder or upon such Notes and pursuant to the Interest Rate Swap Agreement if the Event of Default giving rise to such acceleration had not occurred; and

                                  (B) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                           (ii) all Events of Default, other than the nonpayment
                  of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in
                  Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) there is an Event of Default relating to the nonpayment of any interest on any Note when the same becomes due and payable, and such Event of Default continues for a period of five (5) days, or (ii) there is an Event of Default relating to the nonpayment in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Interest Rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents, attorneys and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee, as more particularly provided in Section 5.4, in its discretion, may proceed to protect and enforce its rights and the rights of the Noteholders and the Swap Counterparty, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith), the Swap Counterparty and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders and the Swap Counterparty in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders, the Swap Counterparty and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Swap Counterparty or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders and by the Swap Counterparty to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders or to the Swap Counterparty, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith, and any other amounts due the Indenture Trustee pursuant to Section 6.7.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or of the Swap Counterparty any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the Interest Rate Swap Agreement or the rights of any Noteholder or the Swap Counterparty or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Swap Counterparty in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Noteholders and the Swap Counterparty in respect of which such judgment has been recovered.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture
Trustee shall be held to represent all the Noteholders and the Swap Counterparty, and it shall not be necessary to make any Noteholder or the Swap Counterparty a party to any such Proceedings.

                  SECTION 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                  (iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

provided, however, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate unless:

                  (A) the Event of Default is of the type described in Section 5.1(i) or (ii); or

                  (B) [Reserved]; or

                  (C) with respect to any Event of Default described in Section 5.1(iv) and (v):

                           (1) the Noteholders of Notes evidencing 100% of the Note Balance of the Controlling
                                 Note Class consent thereto; or

                           (2) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes; or

                           (3)   the Indenture Trustee:

                                  (x) determines (but shall have no obligation to make such determination) that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable; and

                                  (y) the Indenture Trustee obtains the consent of Noteholders of Notes evidencing not less than 66_% of the Note Balance of the Controlling Note Class; or

                  (D) with respect to an Event of Default described in Section 5.1(iii):

                           (1) the Noteholders of all Outstanding Notes and the Certificateholders of all outstanding Certificates consent thereto; or

                           (2) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes and outstanding Certificates and all payments due and payable pursuant to the Interest Rate Swap Agreement.


In determining such sufficiency or insufficiency with respect to clauses (C)(2),
(D)(2) and (C)(3)(x) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

                  (b) Notwithstanding the provisions of Section 8.2, if the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                           (i) first, to the Indenture Trustee for amounts due under Section 6.7;


                           (ii) second, to the Servicer for due and unpaid Servicing Fees;


                           (iii) third, to the Swap Counterparty, the net amount, if any, then due to the Swap Counterparty under the Interest Rate Swap Agreement (exclusive of any Swap Termination Payments);

                           (iv) fourth,  with the same priority and ratably,  in
                  accordance with the outstanding principal balance of the Class A Notes, the outstanding principal balance of the VPTNs and the amount of any Swap Termination Payment due and payable by the Issuer to the Swap Counterparty (1) to the Class A
                  Noteholders, the Accrued Class A Note Interest, (2) to the VPTN Noteholders, the Accrued VPTN Interest and (3) to the Swap Counterparty, any Swap Termination Payment; provided, that, if any amounts allocable to the Class A Notes or VPTNs are not needed to pay interest due on such Notes, such amounts shall be applied to pay the portion, if any, of any Swap Termination Payment remaining unpaid; provided, further, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, payments among the Class A Notes will be made pro rata and if there are not sufficient funds available to pay the entire amount of the Accrued VPTN Interest, payments among the VPTNs will be made pro rata;

                           (v) fifth, (1) to the holders of all of the outstanding Subclasses of Class A Notes the Class A Percentage of all amounts remaining until the principal amount of all such outstanding Subclasses of Class A Notes have been paid in full, in the following order of priority:

                                  (a) to  Noteholders of the Class A-1 Notes for
                           amounts due and unpaid on the Class A-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes for principal, until the principal amount of the Outstanding Class A-1 Notes is reduced to zero;

                                  (b) to  Noteholders of the Class A-2 Notes for
                           amounts due and unpaid on the Class A-2 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes for principal, until the principal amount of the Outstanding Class A-2 Notes is reduced to zero;

                                  (c) to  Noteholders of the Class A-3 Notes for
                           amounts due and unpaid on the Class A-3 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-3 Notes for principal, until the principal amount of the Outstanding Class A-3 Notes is reduced to zero;

                                  (d) to  Noteholders of the Class A-4 Notes for
                           amounts due and unpaid on the Class A-4 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-4 Notes for principal, until the principal amount of the Outstanding Class A-4 Notes is reduced to zero;

                                  (e) to  Noteholders of the Class A-5 Notes for
                           amounts due and unpaid on the Class A-5 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-5 Notes for principal, until the principal amount of the Outstanding Class A-5 Notes is reduced to zero;

                           (2) to the  holders  of the VPTNs,  if any,  the VPTN
                  Percentage of all amounts remaining, sequentially beginning with the earliest issued VPTN, until all outstanding VPTNs have been paid in full;

                           (vi) sixth,  to  Noteholders of the Class B Notes for
                  amounts due and unpaid on the Class B Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

                           (vii) seventh, to Noteholders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the principal amount of the Outstanding Class B Notes is reduced to zero;

                           (viii) eighth, to the Issuer for amounts required to be distributed to the Certificateholders pursuant to the Trust Agreement and the Sale and Servicing Agreement; and

                           (ix) ninth, to the Seller, any money or property remaining after payment in full of the amounts described in clauses (i)-(viii) of this Section 5.4(b).

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least fifteen (15) days before such record date, the Issuer shall mail to each Noteholder, the Swap Counterparty and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                  (c) Upon a sale or other liquidation of the Receivables in the manner set forth in Section 5.4(a), the Indenture Trustee shall provide reasonable prior notice of such sale or liquidation to each Noteholder and Certificateholder and to the Swap Counterparty. A Noteholder, Certificateholder or the Swap Counterparty may submit a bid with respect to such sale.


                  SECTION 5.5 Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate and apply proceeds as if there had been no declaration of acceleration; provided, however, that funds on deposit in the Collection Account at the time the Indenture Trustee makes such election or deposited therein during the Collection Period in which such election is made (including funds, if any, deposited therein from the Reserve Account and the Payahead Account) shall be applied in accordance with such declaration of acceleration in the manner specified in Section 4.7(c) of the Sale and Servicing Agreement. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and any amounts owing to the Swap Counterparty and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

                  SECTION 5.6 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (b) the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Controlling Note Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;


                  (c)  such  Noteholder  or  Noteholders  have  offered  to  the
Indenture  Trustee  reasonable   indemnity  against  the  costs,   expenses  and
liabilities to be incurred in complying with such request;

                  (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class.

                  It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each evidencing less than a majority of the Note Balance of the Controlling Note Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

                  SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  SECTION 5.11 Control by Controlling Note Class of Noteholders. The Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by Noteholders of Notes evidencing not less than 100% of the Note Balance of the Controlling Note Class;

                  (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section 5.5, then any direction to the Indenture Trustee by Noteholders of Notes evidencing less than 100% of the Note Balance of the Controlling Note Class to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                  (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in costs or expenses for which it would not be adequately indemnified or expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action.

                  SECTION 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the principal amount of the Notes Outstanding (or in the case of a right or remedy under this Indenture which is instituted by the Controlling Note Class, more than 10% of the Controlling Note Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with
Section 5.4(b).

                  SECTION 5.16 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, or by the Seller and Ford Credit, as applicable, of each of their obligations under or in connection with the Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement and the Purchase Agreement, as the case may be, to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Servicer or Ford Credit thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or by the Seller or Ford Credit of each of their obligations under the Purchase Agreement. In addition, promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by Swap Counterparty in accordance with the Interest Rate Swap Agreement and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Interest Rate Swap Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Swap Counterparty of its obligations under the Interest Rate Swap Agreement.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Noteholders of Notes evidencing not less than 66_% of the Note Balance of the Controlling Note Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller or Ford Credit under or in connection with the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Servicer or Ford Credit, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or the Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended. In addition, if an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Noteholders of Notes evidencing not less than 66_% of the principal amount of the Controlling Note Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Swap Counterparty including the right or power to take any action to compel or secure performance or observance by the Swap Counterparty of its obligations to the Issuer under Interest Rate Swap Agreement and to give any consent, request, notice, direction, approval, extension, or waiver under the Interest Rate Swap Agreement and any right of the Issuer to take such action shall be suspended.


                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  SECTION 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs

                  (b)  Except during the continuance of an Event of Default:

                           (i) the Indenture Trustee  undertakes to perform such
                  duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii) in the  absence  of bad faith on its  part,  the
                  Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

                           (ii) the  Indenture  Trustee  shall not be liable for
                  any error of judgment made in good faith by a Trustee Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Indenture  Trustee shall not be liable with
                  respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
                  Section 5.11.

                  (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                  (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and the provisions of the TIA.

                  (h) The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Trustee Officer shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to such Indenture Trustee in accordance with the provisions of this Indenture.

                  SECTION 6.2 Rights of Indenture Trustee. (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matters stated in any such document.


                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

                  (g) Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request.

                  SECTION 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

                  SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee(i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes (all of which shall be taken as statements of the Issuer) other than the Indenture Trustee's certificate of authentication.

                  SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is known to a Trustee Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of such Default within ninety (90) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Trustee Officers in good faith determines that withholding the notice is in the interests of the Noteholders.

                  SECTION 6.6 Reports by Indenture Trustee to Noteholders. Upon delivery to the Indenture Trustee by the Servicer of such information prepared by the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement as may be required to enable each Noteholder to prepare its federal and State income tax returns, the Indenture Trustee shall deliver such information to the Noteholders.


                  SECTION 6.7 Compensation and Indemnity. (a) The Issuer shall, or shall cause the Administrator to, pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Administrator to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee for, and to hold it harmless against, any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

                  (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

                  SECTION 6.8 Replacement of Indenture Trustee. (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment in full of all sums due to the Indenture Trustee pursuant to Section
6.7. The Indenture Trustee may resign at any time by so notifying the Issuer. The Noteholders of Notes evidencing not less than a majority in Note Balance of the Controlling Note Class may remove the Indenture Trustee without cause by so notifying such Indenture Trustee and the Issuer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                           (i)  the Indenture Trustee fails to comply with
Section 6.11;

                           (ii) an Insolvency Event occurs with respect to the
Indenture Trustee;

                           (iii)  a receiver or other public officer takes
charge of the Indenture Trustee or its  property; or

                           (iv)  the Indenture Trustee otherwise becomes
incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

                  (b) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer and shall concurrently deliver a copy of such acceptance to the Swap Counterparty. Thereupon, if all sums due the retiring Indenture Trustee pursuant to Section 6.7 have been paid in full, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. If all sums due the retiring Indenture Trustee pursuant to Section 6.7 have been paid in full, the retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  (c) If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Noteholders of Notes evidencing not less than a majority in Note Balance of the Controlling Note Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with
Section 6.11, any Noteholder who has been a bona fide Noteholder for at least six (6) months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (d) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the obligations of the Issuer and the Administrator under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

                  SECTION 6.9 Successor Indenture Trustee by Merger. (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation  or banking  association,  the  resulting,  surviving or  transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

                  (b) In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which it is provided anywhere in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

                  SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Swap Counterparty, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.8.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) the  Indenture  Trustee  may at any time accept
                  the   resignation  of  or  remove  any  separate   trustee  or
                  co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 6.11 Eligibility; Disqualification. (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b);

                  (b) Within ninety (90) days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes and/or VPTNs and/or the Class B Notes in accordance with
Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for one or more of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the VPTNs and the Class B Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA Section 310(b).

                  (c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.


                  SECTION 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                  SECTION 6.13 Interest Rate Swap Provisions. (a) The Issuer has entered into an Interest Rate Swap Agreement, in a form satisfactory to the Rating Agencies, to hedge the floating rate interest expense on the VPTNs. The Issuer may, from time to time, enter into one or more replacement Interest Rate Swap Agreements in the event that any Interest Rate Swap Agreement is terminated prior to its scheduled expiration pursuant to an Event of Default or a Termination Event (each such term as defined in the Interest Rate Swap Agreement). Swap Payments (other than any Swap Termination Payments) will rank senior to interest payments on the Class A Notes and VPTNs, and Swap Termination Payments will rank pari passu with interest payments on the Class A Notes and VPTNs, all as set forth in Section 8.2 hereof and Section 4.7 of the Sale and Servicing Agreement.

                  (b) The Indenture Trustee will be responsible for remitting Swap Payments and any Swap Termination Payments payable to the Swap Counterparty and for collecting Swap Receipts and any Swap Termination Payments payable to the Issuer.

                  (c) In the event that the Swap Counterparty is required to collateralize any Interest Rate Swap transaction pursuant to the terms of the Interest Rate Swap Agreement, the Indenture Trustee, upon written request of the Administrator, shall establish individual collateral accounts and will hold any securities deposited therein in trust and will invest any cash amounts in accordance with the provisions of the Interest Rate Swap Agreement.

                  (d) The notional amounts under the Interest Rate Swap Agreement will be increased by the principal balance of any VPTNs issued after the Closing Date and reduced from time to time by amounts paid as principal on the VPTNs pursuant to the information provided each month in the Servicer Certificate. The Administrator shall calculate and provide written notification to the Swap Counterparty and to the Indenture Trustee of the notional amount of the Interest Rate Swap as of each Distribution Date on or before the twelfth day of the month of the related Distribution Date. The Administrator shall also obtain the calculation of LIBOR from the Calculation Agent under this Agreement and shall calculate the amount of all Swap Payments, Swap Receipts and Swap Termination Payments payable on each Distribution Date, and shall provide written notification of such amounts to the Swap Counterparty and to the Indenture Trustee prior to such Distribution Date. At least five days before the effective date of any proposed amendment or supplement to an Interest Rate Swap Agreement, the Administrator shall provide the Rating Agencies with a copy of such amendment or supplement. Unless the amendment or supplement clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Interest Rate Swap Agreement, an amendment or supplement to the Interest Rate Swap Agreement will be effective only after satisfaction of the Rating Agency Condition.

                  (e) Promptly  following the early  termination  of an Interest
Rate Swap Agreement due to an Event of Default or Termination Event (as each such term is defined in the Interest Rate Swap Agreement), the Issuer will use reasonable efforts to cause the Issuer to enter into a replacement Interest Rate Swap Agreement.

                  (f) The Interest Rate Swap Agreement shall provide that if the rating of the Swap Counterparty is downgraded below a rating of "Aa3" by Moody's, "AA-" by Fitch or "AA-" by S&P or is suspended or withdrawn by any such Rating Agency, within 30 days of such downgrade, suspension or withdrawal, the Swap Counterparty must either (1) post collateral acceptable to the Issuer in amounts sufficient to secure its obligations under the Interest Rate Swap Agreement, (ii) assign its rights and obligations under the Interest Rate Swap Agreement to a replacement counterparty acceptable to the Issuer or (iii) establish other arrangements necessary, if any, in each case so that the Rating Agencies confirm the ratings of the Class A Notes and Variable Pay Term Notes that were in effect immediately prior to such downgrade, suspension or withdrawal. If the Swap Counterparty is required to collateralize any Interest Rate Swap transaction, the Administrator shall send written instructions to the Indenture Trustee to establish individual collateral accounts and to hold any securities deposited therein in trust and invest any cash amounts therein in accordance with the provisions of the Interest Rate Swap Agreement.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  SECTION 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that (i) so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished and (ii) no such list shall be required to be furnished with respect to Noteholders of Book-Entry Notes.

                  SECTION 7.2 Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

                  SECTION 7.3  Reports by Issuer.  (a)  The Issuer shall:
                               -----------------

                           (i) file with the Indenture  Trustee,  within fifteen
                  (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to
                  Section 13 or 15(d) of the Exchange Act;

                           (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) and by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall correspond to the calendar year.

                  SECTION 7.4 Reports by Indenture Trustee. (a) If required by TIA Section 313(a), within sixty (60) days after each May 15, beginning with May 15, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA
Section  313(c) a brief  report  dated as of such  date that  complies  with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

                  (b) A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  SECTION 8.2 Trust Accounts and Payahead Account. (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain the Trust Accounts and the Payahead Account as provided in Sections 4.1 and 4.8 of the Sale and Servicing Agreement.

                  (b) On or before each Distribution Date, the Servicer shall deposit all Available Collections with respect to the Collection Period preceding such Distribution Date in the Collection Account as provided in Sections 4.2, 4.3, 4.4 and 4.6 of the Sale and Servicing Agreement. On or before each Distribution Date, all amounts required to be withdrawn from the Reserve Account and deposited in the Collection Account pursuant to Section 4.6 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee from the Reserve Account and deposited to the Collection Account.

                  (c) On each Distribution Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) shall make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of funds on deposit in the Collection Account with respect to the Collection Period preceding such Distribution Date (including funds, if any, deposited therein from the Reserve Account and the Payahead Account), in the following order of priority:

                           (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;


                           (ii) second, to the Swap Counterparty, the Swap Payment;

                           (iii) third, with the same priority and ratably, in accordance with the outstanding principal balance of the Class A Notes, the outstanding principal balance of the VPTNs and the amount of any Swap Termination Payment due and payable by the Issuer to the Swap Counterparty (1) to the Class A Noteholders, the Accrued Class A Note Interest, (2) to the VPTN Noteholders, the Accrued VPTN Interest and
         (3) to the Swap Counterparty, any Swap Termination Payment; provided, that, if any amounts allocable to the Class A Notes or VPTNs are not needed to pay interest due on such Notes, such amounts shall be applied to pay the portion, if any, of any Swap Termination Payment remaining unpaid; provided, further, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, payments among the Class A Notes will be made pro rata and if there are not sufficient funds available to pay the entire amount of the Accrued VPTN Interest, payments among the VPTNs will be made pro rata;

                           (iv) fourth, to the Principal Distribution Account, the First Priority Principal Distribution Amount;

                           (v) fifth, to the Noteholders of Class B Notes, the Accrued Class B Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available shall be applied to the payment of such interest on the Class B Notes on a pro rata basis;

                           (vi) sixth, to the Principal Distribution Account, the Second Priority Principal Distribution Amount;

                           (vii)  seventh, to the Certificate Interest
         Distribution Account, the Accrued Class C  Certificate Interest;

                           (viii)  eighth, to the Certificate Interest
         Distribution Account, the Accrued Class D  Certificate Interest.

                           (ix) ninth, to the Reserve Account, the amount, if any, required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance;

                           (x) tenth, to the Principal Distribution Account, the Regular Principal Distribution Amount; and

                           (xi) eleventh, to the Seller, any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Distribution Date.

                  Notwithstanding any other provision of this Article VIII and subject to Section 5.4(b), (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.1(iii) has occurred and the Notes have been accelerated), the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses (i), (ii) and (iii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes and the VPTNs to zero, (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(iii) which has resulted in an acceleration of the Notes, the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses
(i), (ii), (iii), (iv) and (v) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and (C) in the case of an event described in clause (A) or (B), the Certificateholders will not receive any distributions of principal or interest until the principal amount and accrued interest on all the Notes has been paid in full.

                  (d) On each Distribution Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) shall make withdrawals from the funds on deposit in the Principal Distribution Account, any funds on deposit in the Accumulation Account and, if such Distribution Date is a Targeted Scheduled Distribution Date, any funds on deposit in the VPTN Proceeds Account and make distributions and payments in the following order of priority:

         (1) FIRST, to the holders of the Class A Notes and VPTNs in reduction of principal until the principal amounts of the outstanding Class A Notes and VPTNs have been paid in full, in accordance with the following:

              (A) On each Targeted Scheduled Distribution Date for a Subclass of
                  Class A Notes,

                  (i)      first,

                           (a) from amounts on deposit in the Principal Distribution Account to the holders of the outstanding VPTNs, if any, the VPTN Percentage of such amounts until all outstanding VPTNs are paid in full; and

                           (b) from amounts on deposit in the Principal Distribution Account to the holders of the Subclass of Class A Notes, the Class A Percentage of such amounts until the principal amount of the Subclass or Subclasses of Class A Notes which have reached or passed their Targeted Scheduled Distribution Date have been paid in full;

                  (ii) second, from amounts on deposit in the Accumulation Account, if any, to the holders of such Subclass of Class A Notes which has reached its Targeted Scheduled Distribution Date until paid in full;

                  (iii) third, from amounts on deposit in the VPTN Proceeds Account to the holders of such Subclass or Subclasses of Class A Notes which have reached or passed their Targeted Scheduled Distribution Date until paid in full; and

                  (iv) fourth, from any remaining amounts on deposit in the Principal Distribution Account to the holders of the VPTNs until paid in full, and then any remaining amounts will be deposited to the Accumulation Account if any Class A Notes are outstanding which have not reached or passed their Targeted Scheduled Distribution Date;

              (B) On each  Distribution  Date that is not a  Targeted  Scheduled
                  Distribution Date for a Subclass of Class A Notes and is not during a Curable Sequential Amortization Period or an Extended Sequential Amortization Period,

                  (i) first, from amounts on deposit in the Principal Distribution Account to the holders of the outstanding VPTNs, if any, until all outstanding VPTNs have been paid in full; and

                  (ii) second, if any Class A Notes remain outstanding, the remainder, if any, to the Accumulation Account.


              (C) On each  Distribution  Date that is not a  Targeted  Scheduled
                  Distribution Date for a Subclass of Class A Notes and is during a Curable Sequential Amortization Period,

                  (i)      first,

                           (a) from amounts on deposit in the Principal Distribution Account to the holders of the outstanding VPTNs, if any, the VPTN Percentage of such amounts until all outstanding VPTNs have been paid in full;

                           (b) from amounts on deposit in the Principal Distribution Account to the holders of the Subclass of Class A Notes which was not paid in full on its Targeted Scheduled Distribution Date, the Class A Percentage of such amounts until the principal amount of such Subclass of Class A Notes has been paid in full; and

                  (ii) second, from any remaining amounts on deposit in the Principal Distribution Account, to the holders of the VPTNs until paid in full, and then any remaining amounts will be deposited to the Accumulation Account if any Class A Notes are outstanding,

         (D) On each Distribution Date that is not a Targeted Scheduled Distribution Date for a Subclass of Class A Notes and is during an Extended Sequential Amortization Period,

                  (i) from amounts on deposit in the Principal Distribution Account to the holders of all of the outstanding Subclasses of Class A Notes the Class A Percentage of all amounts on deposit in the Principal Distribution Account until the principal amount of all such outstanding Subclasses of Class A Notes have been paid in full, in the following order of priority:


                           (a) first, to the Noteholders of the Class A-1 Notes in reduction of principal until the principal amount of the Outstanding Class A-1 Notes has been paid in full;

                           (b) second, to the Noteholders of the Class A-2 Notes in reduction of principal until the principal amount of the Outstanding Class A-2 Notes has been paid in full;

                           (c) third, to the Noteholders of the Class A-3 Notes in reduction of principal until the principal amount of the Outstanding Class A-3 Notes has been paid in full;

                           (d) fourth, to the Noteholders of the Class A-4 Notes in reduction of principal until the principal amount of the Outstanding Class A-4 Notes has been paid in full;

                           (e) fifth, to the Noteholders of the Class A-5 Notes in reduction of principal until the principal amount of the Outstanding Class A-5 Notes has been paid in full; and

                  (ii) from amounts on deposit in the Principal Distribution Account to the holders of the VPTNs, if any, the VPTN Percentage of such amounts until all outstanding VPTNs have been paid in full;

         (2) SECOND, to the holders of the Class B Notes in reduction of principal until the principal amount of the outstanding Class B Notes has been paid in full;

         (3) THIRD to the Certificate Principal Distribution Account, until the Certificate Balance of the Class C Certificates has been paid in full;

         (4) FOURTH, to the Certificate Principal Distribution Account, until the Certificate Balance of the Class D Certificates has been paid in full; and

         (5) FIFTH, to the seller, any funds remaining on deposit in the Principal Distribution Account;
              -----

provided, in each case, that in the event there are not sufficient funds to pay the principal amount of all Notes or Certificates within a Subclass or Class having the same priority, principal payments shall be made to each holder within such Subclass or Class on a pro rata basis, and provided, further, all of the Subclasses of Class A Notes will be paid sequentially, so that no principal payments will be made on any Subclass of Class A Notes, until all Subclasses of Class A Notes with a lower numerical designation have been paid in full; and provided further if at any time more than one VPTN is outstanding, principal will be paid to the VPTNs sequentially, with the earliest issued VPTN being paid in full before any principal is paid to any VPTN with a later issuance date.

              SECTION 8.3 General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Collection Account, the Payahead Account and the Accumulation Account shall be invested by the Qualified Institution or the Qualified Trust Institution maintaining such account (which shall initially be the Indenture Trustee) at the direction of the Servicer in Permitted Investments as provided in Section 4.1 of the Sale and Servicing Agreement. All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Collection Account, the Payahead Account, the Accumulation Account and the Reserve Account shall be withdrawn by the Indenture Trustee from such accounts (but only under the circumstances set forth in Sections 4.6(b) and 4.8(c) in the Sale and Servicing Agreement in the case of the Reserve Account) and distributed as provided in Section 4.1 and 4.8 of the Sale and Servicing Agreement. The Servicer shall not direct the Qualified Institution or Qualified Trust Institution maintaining the Collection Account, the Payahead Account or the Accumulation Account to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction by the Servicer to make any such investment or sale, if requested by the applicable Qualified Institution or Qualified Trust Institution, the Issuer shall deliver to such Qualified Institution or Qualified Trust Institution an Opinion of Counsel, acceptable to such Qualified Institution or Qualified Trust Institution, to such effect.

              (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts or in the Payahead Account resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms. In addition, the Indenture Trustee shall have no duty to monitor the activities of any Qualified Institution or Qualified Trust Institution (unless such Qualified Institution or Qualified Trust Institution is also the Indenture Trustee) and shall not in any way be held liable for the actions or inactions of any Qualified Institution or Qualified Trust Institution (unless such Qualified Institution or Qualified Trust Institution is also the Indenture Trustee).

              (c) If the Indenture Trustee is the Qualified Institution or Qualified Trust Institution maintaining the Collection Account, the Payahead Account or the Accumulation Account and (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Collection Account, the Payahead Account or the Accumulation Account to the Indenture Trustee by 11:00 a.m. New York Time (or such other time as may be agreed by the Issuer and the Indenture Trustee) on the Business Day preceding each Distribution Date (ii) to the knowledge of a Trust Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 or (iii) the Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.4 as if there had not been such a declaration, then in each case the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account, the Payahead Account or the Accumulation Account, as the case may be, in one or more Permitted Investments described in clause (b) of the definition thereof.

              SECTION 8.4 Release of Indenture Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this
Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

              (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid in full and all amounts owing under the Interest Rate Swap Agreement have been paid, release any remaining portion of the Indenture Trust Estate that secured the Notes and the Interest Rate Swap Agreement from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by confirmation that all amounts owing under the Interest Rate Swap Agreement have been paid, an Officer's Certificate and an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

              (c) Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) the Seller in accordance with Section 2.3 of the Sale and Servicing Agreement and (ii) to the Servicer in accordance with
Section 3.7 of the Sale and Servicing Agreement.

              SECTION 8.5 Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture
Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or adversely affect the Swap Counterparty in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

              SECTION 9.1 Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Noteholders or the Swap Counterparty but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee may, when authorized by an Issuer Order, at any time and from time to time, enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the  description  of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to  evidence  the  succession,  in  compliance  with  the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure  any  ambiguity,  to  correct  or  supplement  any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture which shall not be inconsistent with the provisions of the Indenture; provided that such action shall not materially adversely affect the interests of the Noteholders or adversely affect the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement or modify the obligations of or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                  (vii) to modify,  eliminate or add to the  provisions  of this
              Indenture to such extent as shall be necessary to affect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

              The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

              (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2) the rights of the Noteholders under this Indenture; provided, however, that (i) the Rating Agency Condition shall have been satisfied with respect to such action, (ii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal or any then Applicable Tax State income taxation of any Notes Outstanding or outstanding Certificates, or any Noteholder or Certificateholder,
(iii)(x) such action shall not, as evidenced by an Opinion of Counsel, adversely affect the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement or modify the obligations of or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement or (y) the Swap Counterparty shall have consented thereto and (iv) such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Noteholders. The Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent.

              SECTION 9.2 Supplemental Indentures with Consent of Noteholders. The Issuer, the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and the consent of a majority of the Note Balance of the Controlling Note Class, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that (i) the Rating Agency Condition shall have been satisfied with respect to such action, (ii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal or any then Applicable Tax State income taxation of any Notes Outstanding or outstanding Certificates, or any Noteholder or Certificateholder, (iii)(x) such action shall not, as evidenced by an Opinion of Counsel, adversely affect the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement or
(y)  the  Swap   Counterparty   shall  have  consented  thereto  (and  the  Swap
Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent), and provided, further, that no such supplemental indenture shall, without the consent of each Outstanding Note affected thereby:

              (i)  modify or alter provisions of this Section 9.2;

              (ii) change the Final Scheduled Distribution Date or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

              (iii) reduce the percentage of the principal amount of the Notes Outstanding or the Controlling Note Class, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults or Events of Default hereunder and their consequences provided for in this Indenture;

              (iv) modify or alter (x) the provisions of the proviso to the definition of the term "Outstanding" or (y) the definition of "Controlling Note Class";

              (v) reduce the percentage of the principal amount of the Notes Outstanding or of the Controlling Note Class required to direct or consent to a sale or liquidation by the Indenture Trustee of the Indenture Trust Estate pursuant to Section 5.4 if the proceeds of such sale or liquidation would be insufficient to pay the principal amount and accrued but unpaid interest on the Notes and/or the Certificates, as applicable;

              (vi) modify any provision of this Indenture specifying a percentage of the aggregate Note Balance of the Notes necessary to amend this Indenture or the other Basic Documents except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

              (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

              (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion or upon receipt of an Opinion of Counsel determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

              It shall not be necessary  for any Act of  Noteholders  under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

              Promptly  after the  execution  by the  Issuer  and the  Indenture
Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Swap Counterparty a copy of such supplemental indenture and to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

              SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Indenture Trustee shall provide a fully executed copy of any supplemental indentures to the Swap Counterparty.

              SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.


              SECTION 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

              SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               REDEMPTION OF NOTES

              SECTION 10.1 Redemption. The Class A Notes, the VPTNs and the Class B Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the assets of the Issuer pursuant to such Section 8.1, and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes and the Aggregate Certificate Balance of the Certificates plus accrued and unpaid interest thereon. If the Class A Notes, the VPTNs and the Class B Notes are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee and the Rating Agencies not later than forty (40) days prior to the Redemption Date (and the Indenture Trustee shall promptly furnish notice to the Noteholders) and the Issuer shall deposit by 10:00 a.m. (New York City time) on the Redemption Date with the Indenture Trustee in the Collection Account the Redemption Price of the Class A Notes, the VPTNs and the Class B Notes to be redeemed, whereupon all such Class A Notes, VPTNs and Class B Notes shall be due and payable on the Redemption Date.

              SECTION 10.2 Form of Redemption Notice. Notice of redemption under
Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or Servicer pursuant to Section 10.1, but not later than thirty (30) days prior to the applicable Redemption Date, to each Noteholder as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

         All notices of redemption shall state:

              (i)  the Redemption Date;

              (ii)  the Redemption Price;

              (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

              (iv) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note and that interest thereon shall cease to accrue for and after said date.

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.


              SECTION 10.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2, shall on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

              SECTION 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (A) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

              (B) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (C) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (D) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

              (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is ten percent (10%) or more of the principal amount of the Notes Outstanding, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the Notes Outstanding.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause
              (iv), equals ten percent (10%) or more of the principal amount of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the Notes Outstanding.

                  (v) Notwithstanding Section 2.10 or any other provisions of this Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts and the Payahead Account as and to the extent permitted or required by the Basic Documents.

              SECTION 11.2 Form of Documents Delivered to Indenture Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Administrator or the Issuer, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

              (c) Where any Person is required to make, give or execute two or more applications, requests, comments, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

              SECTION 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied herein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

              (c)  The ownership of Notes shall be proved by the Note Register.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

              SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer, Swap Counterparty and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

              (i) the Indenture Trustee by any Noteholder, the Servicer, the Administrator or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust office; or

              (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Ford Credit Auto Owner Trust 2000-D, in care of The Bank of New York, 101 Barclay Street, Floor 12 East, New York, New York, 10256, Attention:
         Asset-Backed Finance Unit, with a copy to the Administrator at One American Road, Dearborn, Michigan 48126, Attention: Secretary, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Swap Counterparty. The Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer and the Swap Counterparty and from the Swap Counterparty to the Issuer.

              Notices required to be given to the Rating Agencies by the Issuer, the Swap Counterparty, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address:
Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (ii) in case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, (iii) in the case of Fitch IBCA, Inc., at the following address: Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Asset Backed Surveillance and
(iv) in the case of the Swap Counterparty, at the address specified in the Interest Rate Swap Agreement.

              SECTION 11.5 Notices to Noteholders; Waiver. (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

               (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

              (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

              (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

              SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

              SECTION 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

              The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

              SECTION 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

              SECTION 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind their successors, co-trustees and agents.

              SECTION 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              SECTION 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Swap Counterparty and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided, that the Swap Counterparty shall have no right to institute any Proceeding, judicial or otherwise, with respect to enforcement of remedies under Article V of this Indenture upon the occurrence of an Event of Default.

              SECTION 11.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

              SECTION 11.13 Governing Law. This Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions.

              SECTION 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

              SECTION 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

              SECTION 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

              SECTION 11.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

              SECTION 11.18 Inspection. The Issuer agrees that, with reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

              IN WITNESS WHEREOF, each of the Issuer and the Indenture Trustee has caused this Indenture to be duly executed by its respective officers, thereunto duly authorized, all as of the day and year first above written.

                           FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                        Name:
                                        Title:


                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee



                                  By:
                                      Name:
                                      Title:

                                                                   EXHIBIT A-1

                            [FORM OF CLASS A-1 NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                       $439,000,000

No. R-[  ]                                                  CUSIP NO. [_____]


                       FORD CREDIT AUTO OWNER TRUST 2000-D

                       CLASS A-1 7.008% ASSET BACKED NOTES


                  Ford Credit Auto Owner Trust 2000-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED THIRTY NINE MILLION DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-1 Notes on such Distribution Date in respect of principal on the Class A-1 Notes pursuant to the Indenture dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire principal amount of this Note shall be payable on the January 2001 Distribution Date (the "Targeted Scheduled Distribution Date") to the extent of funds available therefor pursuant to the Indenture and the entire unpaid principal amount of this Note shall be due and payable on the June 2002 Distribution Date (the "Class A-1 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the fifteenth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. "Distribution Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: July 26, 2000

                                  FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity
                                         but solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                         Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

Date: July 26, 2000

                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee


                              By:
                                         Authorized Officer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 7.008% Asset Backed Notes (the "Class A-1
Notes") which, together with the Issuer's Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes"), Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), the Floating Rate Asset Backed Variable Pay Term Notes to be issued by the Issuer from time to time (the "VPTNs") and Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and the VPTNs, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture
Trustee and the Noteholders. The Notes are subject to all the terms of the Indenture.

                  The Class A-1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Final Scheduled Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.


                  Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.


                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The   Notes  are   issuable   only  in   registered   form  in
denominations of $1,000 and integral multiples thereof as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.


                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank, in its individual capacity, The Bank of New York, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       --------------------                    -------------------------
                                                     Signature Guaranteed

                                                                        */






*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-2

                            [FORM OF CLASS A-2 NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                        $360,000,000

No. R-[ ]                                                    CUSIP NO. [_____]


                       FORD CREDIT AUTO OWNER TRUST 2000-D

                       CLASS A-2 7.06% ASSET BACKED NOTES


                  Ford Credit Auto Owner Trust 2000-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED SIXTY MILLION DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-2 Notes on such Distribution Date in respect of principal on the Class A-2 Notes pursuant to the Indenture dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire principal amount of this Note shall be payable on the July 2001 Distribution Date (the "Targeted Scheduled Distribution Date") to the extent of funds available therefor pursuant to the Indenture and the entire unpaid principal amount of this Note shall be due and payable on the April 2003 Distribution Date (the "Class A-2 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to
Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the fifteenth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. "Distribution Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: July 26, 2000

                                  FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity
                                         but solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                         Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes designated above and referred to in the within-mentioned Indenture.

Date: July 26, 2000

                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee


                              By:
                                         Authorized Officer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes") which, together with the Issuer's Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes"), Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), the Floating Rate Asset Backed Variable Pay Term Notes to be issued by the Issuer from time to time (the "VPTNs") and Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and the VPTNs, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture
Trustee and the Noteholders. The Notes are subject to all the terms of the Indenture.

                  The Class A-2 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Final Scheduled Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.


                  Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.


                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.


                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The   Notes  are   issuable   only  in   registered   form  in
denominations of $1,000 and integral multiples thereof as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.


                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank, in its individual capacity, The Bank of New York, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       --------------------                    -------------------------
                                                     Signature Guaranteed

                                                                        */






*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                    EXHIBIT A-3

                            [FORM OF CLASS A-3 NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                       $294,000,000

No. R-[  ]                                                  CUSIP NO. [_____]


                       FORD CREDIT AUTO OWNER TRUST 2000-D

                       CLASS A-3 7.15% ASSET BACKED NOTES


                  Ford Credit Auto Owner Trust 2000-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED NINETY FOUR MILLION DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-3 Notes on such Distribution Date in respect of principal on the Class A-3 Notes pursuant to the Indenture dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire principal amount of this Note shall be payable on the January 2002 Distribution Date (the "Targeted Scheduled Distribution Date") to the extent of funds available therefor pursuant to the Indenture and the entire unpaid principal amount of this Note shall be due and payable on the December 2003 Distribution Date (the "Class A-3 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the fifteenth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. "Distribution Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: July 26, 2000

                                  FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                         Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

Date: July 26, 2000

                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee


                              By:
                                         Authorized Officer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes") which, together with the Issuer's Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes"), Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), the Floating Rate Asset Backed Variable Pay Term Notes to be issued by the Issuer from time to time (the "VPTNs") and Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and the VPTNs, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture
Trustee and the Noteholders. The Notes are subject to all the terms of the Indenture.

                  The Class A-3 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Final Scheduled Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.


                  Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.


                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The   Notes  are   issuable   only  in   registered   form  in
denominations of $1,000 and integral multiples thereof as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank, in its individual capacity, The Bank of New York, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       --------------------                    -------------------------
                                                     Signature Guaranteed

                                                                        */






*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-4

                            [FORM OF CLASS A-4 NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                      $227,000,000

No. R-[  ]                                                  CUSIP NO. [_____]


                       FORD CREDIT AUTO OWNER TRUST 2000-D

                       CLASS A-4 7.13% ASSET BACKED NOTES


                  Ford Credit Auto Owner Trust 2000-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED TWENTY SEVEN MILLION DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-4 Notes on such Distribution Date in respect of principal on the Class A-4 Notes pursuant to the Indenture dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire principal amount of this Note shall be payable on the July 2002 Distribution Date (the "Targeted Scheduled Distribution Date") to the extent of funds available therefor pursuant to the Indenture and the entire unpaid principal amount of this Note shall be due and payable on the July 2004 Distribution Date (the "Class A-4 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the fifteenth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. "Distribution Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: July 26, 2000

                                  FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                         Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

Date: July 26, 2000

                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee


                              By:
                                         Authorized Officer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes") which, together with the Issuer's Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), the Floating Rate Asset Backed Variable Pay Term Notes to be issued by the Issuer from time to time (the "VPTNs") and Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and the VPTNs, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture
Trustee and the Noteholders. The Notes are subject to all the terms of the Indenture.

                  The Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-4 Final Scheduled Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-4 Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The   Notes  are   issuable   only  in   registered   form  in
denominations of $1,000 and integral multiples thereof as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank, in its individual capacity, The Bank of New York, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       --------------------                    -------------------------
                                                     Signature Guaranteed

                                                                        */






*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                    EXHIBIT A-5

                            [FORM OF CLASS A-5 NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                      $153,000,000

No. R-[ ]                                                  CUSIP NO. [_____]


                       FORD CREDIT AUTO OWNER TRUST 2000-D

                       CLASS A-5 7.15% ASSET BACKED NOTES


                  Ford Credit Auto Owner Trust 2000-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FIFTY THREE MILLION DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class A-5 Notes on such Distribution Date in respect of principal on the Class A-5 Notes pursuant to the Indenture dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire principal amount of this Note shall be payable on the January 2003 Distribution Date (the "Targeted Scheduled Distribution Date") to the extent of funds available therefor pursuant to the Indenture and the entire unpaid principal amount of this Note shall be due and payable on the January 2005 Distribution Date (the "Class A-5 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the fifteenth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. "Distribution Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: July 26, 2000

                                  FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                         Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-5 Notes designated above and referred to in the within-mentioned Indenture.

Date: July 26, 2000

                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee


                              By:
                                         Authorized Officer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes") which, together with the Issuer's Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-5 Notes, the "Class A Notes"), the Floating Rate Asset Backed Variable Pay Term Notes to be issued by the Issuer from time to time (the "VPTNs") and Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and the VPTNs, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture
Trustee and the Noteholders. The Notes are subject to all the terms of the Indenture.

                  The Class A-5 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-5 Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to
Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-5 Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class A-5 Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the principal amount of the Controlling Note Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The   Notes  are   issuable   only  in   registered   form  in
denominations of $1,000 and integral multiples thereof as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank, in its individual capacity, The Bank of New York, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       --------------------                    -------------------------
                                                     Signature Guaranteed

                                                                       */






*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT B

                             [FORM OF CLASS B NOTE]


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                      $72,724,000

No. R-[ ]                                                 CUSIP NO. [_____]

                       FORD CREDIT AUTO OWNER TRUST 2000-D

                        CLASS B 7.40% ASSET BACKED NOTES

                  Ford Credit Auto Owner Trust 2000-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SEVENTY TWO MILLION SEVEN HUNDRED TWENTY FOUR THOUSAND DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to Noteholders of Class B Notes on such Distribution Date in respect of principal on the Class B Notes pursuant to the Indenture dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the April 2005 Distribution Date (the "Class B Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the fifteenth day of the calendar month immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, from the Closing Date) to but excluding the fifteenth day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. "Distribution Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: July 26, 2000

                                  FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                         Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

Date: July 26, 2000

                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee


                              By

                                         Authorized Officer

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and VPTNs referred to below, the "Notes") which, together with the Issuer's Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes") and Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes") and the Floating Rate Asset Backed Variable Pay Term Notes to be issued by the Issuer from time to time (the "VPTNs"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all the terms of the Indenture.

                  The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The holder of this Class B Note acknowledges and agrees that its rights to receive payments in respect of this Note are subordinated to the rights of the Class A Noteholders, the VPTN Noteholders and the Swap Counterparty as described in the Sale and Servicing Agreement and Indenture.

                  Principal of the Class B Notes will be payable on each Distribution Date in an amount described on the face hereof.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions requiring the consent of all Noteholders affected thereby as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

                  The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The   Notes  are   issuable   only  in   registered   form  in
denominations of $1,000 and integral multiples thereof as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank, in its individual capacity, The Bank of New York, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                    (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       --------------------                    -------------------------
                                                     Signature Guaranteed

                                                                        */



*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                 EXHIBIT VPTN

                        [FORM OF VARIABLE PAY TERM NOTE]


THIS VARIABLE PAY TERM NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS VARIABLE PAY TERM NOTE, AGREES THAT THIS VARIABLE PAY TERM NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE INDENTURE TRUSTEE AND THE VARIABLE PAY TERM NOTE REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR
(4) TO THE SELLER OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

THE PRINCIPAL OF THIS VARIABLE PAY TERM NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS VARIABLE PAY TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

No. R-[___]                                                           $[      ]
                                                             CUSIP NO. [      ]

                       FORD CREDIT AUTO OWNER TRUST 2000-D

                FLOATING RATE ASSET BACKED VARIABLE PAY TERM NOTE

                  Ford Credit Auto Owner Trust 2000-D, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [__________], or registered assigns, the principal sum of [_________] MILLION DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is [__________] (the original face amount of this Note) and the denominator of which is [__________] (the aggregate principal amount of the VPTN on the original issuance date of this
VPTN) by (ii) the aggregate amount, if any, payable to the VPTNs issued on the original issuance date of this VPTN in respect of principal pursuant to the Indenture dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York corporation, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, the entire unpaid principal amount of this Note shall be due and payable on the January 2005 Distribution Date (the "VPTN Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                  The Issuer shall pay interest on this VPTN on each Distribution Date at a rate equal to one-month LIBOR on the related LIBOR Determination Date (as defined in the Indenture) plus [___]%. Interest on this VPTN will accrue, in the case of the first Distribution Date following the issuance of the VPTN, the period from and including the issuance date to and excluding such Distribution Date and for any other Distribution Date, the period from and including the most recent Distribution Date to but excluding such Distribution Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this VPTN shall be paid in the manner specified on the reverse hereof. "Distribution Date" means the fifteenth day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  The principal of and interest on this VPTN are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this VPTN shall be applied first to interest due and payable on this VPTN as provided above and then to the unpaid principal of this VPTN.

                  Reference is made to the further provisions of this VPTN set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this VPTN.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this VPTN shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: July 26, 2000

                                  FORD CREDIT AUTO OWNER TRUST 2000-D

                                  By:    THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Owner Trustee of Ford
                                         Credit Auto Owner Trust 2000-D



                                  By:
                                         Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This  is  one  of  the  VPTNs   designated   above  and   referred   to  in  the
within-mentioned Indenture.

Date: July 26, 2000

                                  THE CHASE MANHATTAN BANK,
                                  not in its individual capacity but
                                  solely as Indenture Trustee


                              By:
                                         Authorized Officer

                                [REVERSE OF NOTE]

                  This VPTN is one of a duly authorized issue of VPTNs of the Issuer, designated as its Floating Rate Asset Backed Variable Pay Term Notes (the "VPTNs") which, together with the Issuer's Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes"), Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes") and Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the VPTNs and the Class A Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The VPTNs are subject to all the terms of the Indenture.

                  The VPTNs are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  As described on the face hereof, the entire unpaid principal amount of this VPTN shall be due and payable on the VPTN Final Scheduled Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the VPTNs shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Note Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the VPTNs shall be made sequentially, such that no payments of principal on a VPTN shall be payable until all earlier issued VPTNs have been paid in full.

                  Payments of interest on this VPTN on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this VPTN, shall be made to the Person whose name appears as the Registered Noteholder of the VPTN on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date. Such payments will be made without requiring that this VPTN be submitted for notation of payment. Any reduction in the principal amount of this VPTN effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this VPTN and of any VPTN issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this VPTN on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this VPTN at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the VPTN Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

                  As provided in the Indenture, and subject to the restrictions on transfer set forth in the legend on the face of this VPTN and in the Indenture, the transfer of this VPTN may be registered on the Note Register upon surrender of this VPTN for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new VPTNs of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this VPTN, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder, by its acceptance of a VPTN covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the VPTNs or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a VPTN covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller, the General Partner or the Issuer, or join in any institution against the Seller, the General Partner or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  The Issuer has entered into the Indenture and this VPTN is issued with the intention that, for federal, State and local income, and franchise tax purposes, the VPTNs will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a VPTN, will be deemed to agree to treat the VPTNs for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this VPTN, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this VPTN (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this VPTN be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the amendment thereof by the Issuer and the Indenture Trustee without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of VPTNs evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Note Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this VPTN shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this VPTN and of any VPTN issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this VPTN.

                  The term "Issuer", as used in this VPTN, includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  The   VPTNs  are   issuable   only  in   registered   form  in
denominations of $100,000 and integral multiples of $1,000 thereof as provided in the Indenture, subject to certain limitations therein set forth.

                  This VPTN and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

                  No reference herein to the Indenture, and no provision of this VPTN or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this VPTN at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank, in its individual capacity, The Bank of New York, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this VPTN or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this VPTN, by his acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this VPTN.

                                   ASSIGNMENT

Social Security Number or taxpayer I.D. or other identifying number of assignee:



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                   (name and address of assignee)

the within VPTN and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said VPTN on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       --------------------                    -------------------------
                                                     Signature Guaranteed

                                                                        */






*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within VPTN in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                                                  Exhibit C

                       [FORM OF NOTE DEPOSITORY AGREEMENT]

                                                                  Exhibit D

                        FORM OF INVESTMENT LETTER - VPTNs
                          QUALIFIED INSTITUTIONAL BUYER


                                                  [Date]

Ford Credit Auto Owner Trust 2000-D
  as Issuer

The Chase Manhattan Bank
  as Indenture Trustee and
  Note Registrar

450 West 33rd Street
New York, New York 10001

                  Re:      Ford Credit Auto Owner Trust 2000-D
                           Floating Rate Asset Backed Variable Pay Term Notes


Ladies and Gentlemen:

         In connection with our proposed purchase of the Floating Asset Backed Variable Pay Term Note (the "VPTN") of Ford Credit Auto Owner Trust 2000-D (the "Issuer"), a trust formed by Ford Credit Auto Receivables Two L.P. (the "Seller"), we confirm that:

         1. The undersigned agrees to be bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the VPTN except in compliance with, the restrictions and conditions set forth in the legend on the face of the VPTN and under the Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that no subsequent Transfer of the VPTN is permitted unless we cause our proposed transferee to provide to the Issuer and the Note Registrar a letter substantially in the form of this letter or Exhibit D to the Indenture, as applicable, or such other written statement as the Seller shall prescribe.

         3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) (a "QIB") and we are acquiring the VPTN for our own account or for a single account (which is a QIB) as to which we exercise sole investment discretion.

         4. We understand that any purported Transfer of any VPTN (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Issuer or any other person as a VPTN Noteholder for any purpose.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                         Very truly yours,



                                         By: ______________________________
                                            Name:
                                            Title:

Securities To Be Purchased:
$                           principal amount VPTN

                                                                    Exhibit E

                        FORM OF INVESTMENT LETTER - VPTNs
                        INSTITUTIONAL ACCREDITED INVESTOR


                                                           [Date]

Ford Credit Auto Owner Trust 2000-D
  as Issuer

The Chase Manhattan Bank
  as Indenture Trustee and
  Note Registrar

450 West 33rd Street
New York, New York 10001

                  Re:      Ford Credit Auto Owner Trust 2000-D
                           Floating Rate Asset Backed Variable Pay Term Notes


Ladies and Gentlemen:

         In connection with our proposed purchase of the Floating Asset Backed Variable Pay Term Note (the "VPTN") of Ford Credit Auto Owner Trust 2000-D (the "Issuer"), a trust formed by Ford Credit Auto Receivables Two L.P. (the "Seller"), we confirm that:

                  1. The undersigned agrees to be bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the VPTN except in compliance with, the restrictions and conditions set forth in the legend on the face of the VPTN and under the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that no subsequent Transfer of the VPTN is permitted unless we cause our proposed transferee to provide to the Issuer and the Note Registrar a letter substantially in the form of this letter or Exhibit C to the Indenture, as applicable, or such other written statement as the Issuer shall prescribe.

                  3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) (a "QIB") and we are acquiring the VPTN for our own account or for a single account (which is a QIB) as to which we exercise sole investment discretion.

                  4. We understand that any purported Transfer of any VPTN (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Issuer or any other person as a VPTN Noteholder for any purpose.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                         Very truly yours,



                                         By: ____________________________
                                            Name:
                                            Title:

Securities To Be Purchased:
$                          principal amount of VPTN

                                                                      Exhibit F

                          FORM OF RULE 144A TRANSFEROR
                               CERTIFICATE - VPTN


                                                                 [Date]

The Chase Manhattan Bank
  as Indenture Trustee and
  Note Registrar

450 West 33rd Street
New York, New York 10001

                  Re:      Ford Credit Auto Owner Trust 2000-D
                           Floating Rate Asset Backed Variable Pay Term Notes


Ladies and Gentlemen:

         This  is to  notify  you as to the  transfer  of $ [*] in  denomination
Floating Rate Asset Backed Variable Pay Term Note (the "VPTN") of Ford Credit Auto Owner Trust 2000-D (the "Issuer").

         The undersigned is the holder of the VPTN and with this notice hereby deposits with the Indenture Trustee $[*] in denomination VPTN and requests that a VPTN of the same class in the same aggregate denomination be issued, executed and authenticated and registered to the purchaser on ___________, 200[], as specified in the Indenture dated as of July 1, 2000 relating to the VPTNs, as follows:

         Name:                           Denominations:
         Address:
         Taxpayer I.D. No:

         The undersigned represents and warrants that the undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the VPTN in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A,
(iii) if the purchaser has purchased the VPTN for an account for which it is acting as fiduciary or agent, such account is a qualified institutional buyer and (iv) the purchaser is acquiring VPTN for its own account or for an institutional account for which it is acting as fiduciary or agent.

                                Very truly yours,

                                               [NAME OF VPTN HOLDER]



                                               By: ________________________
                                                  Name:
                                                  Title:



[*] authorized denomination

                                                                    SCHEDULE A

                             Schedule of Receivables

               [Provided to the Indenture Trustee at the Closing]

                                                               APPENDIX A

                              Definitions and Usage

                                                                     Exhibit 4.2



                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      among

                      FORD CREDIT AUTO RECEIVABLES TWO L.P.

                                  as Depositor,

                        THE BANK OF NEW YORK (DELAWARE),

                               as Delaware Trustee

                                       and

                              THE BANK OF NEW YORK,

                                as Owner Trustee

                            Dated as of July 1, 2000

                                TABLE OF CONTENTS


                                                                                                 Page

ARTICLE I

         DEFINITIONS AND USAGE......................................................................1

ARTICLE II

         ORGANIZATION OF THE TRUST..................................................................1
         SECTION 2.1  Name..........................................................................1
         SECTION 2.2  Offices.......................................................................2
         SECTION 2.3  Purposes and Powers...........................................................2
         SECTION 2.4  Appointment of Owner Trustee..................................................3
         SECTION 2.5  Appointment of Delaware Trustee...............................................3
         SECTION 2.6  Capital Contribution of Owner
                      Trust Estate..................................................................3
         SECTION 2.7  Declaration of Trust..........................................................4
         SECTION 2.8  Liability of the Depositor....................................................4
         SECTION 2.9  Title to Trust Property.......................................................5
         SECTION 2.10  Situs of Trust...............................................................5
         SECTION 2.11  Representations and Warranties of the Depositor..............         .......5
         SECTION 2.12  Federal Income Tax Matters...................................................6

ARTICLE III

         TRUST CERTIFICATES AND TRANSFER OF INTERESTS...............................................8
         SECTION 3.1  Initial Beneficial Ownership..................................................8
         SECTION 3.2  Capital Accounts..............................................................8
         SECTION 3.3  The Certificates..............................................................8
         SECTION 3.4  Authentication of Certificates................................................9
         SECTION 3.5  Registration of Certificates;
                      Transfer and Exchange of
                      Certificates..................................................................9
         SECTION 3.6  Mutilated, Destroyed, Lost or Stolen Certificates............................16
         SECTION 3.7  Persons Deemed Owners of Certificates........................................16
         SECTION 3.8  Access to List of Certificateholders
                         Names and Addresses.......................................................16
         SECTION 3.9  Maintenance of Office or Agency..............................................17
         SECTION 3.10  Appointment of Certificate Paying Agent.....................................17
         SECTION 3.11  Certain Rights of Depositor.................................................18

ARTICLE IV

         ACTIONS BY OWNER TRUSTEE..................................................................18
         SECTION 4.1  Prior Notice to Certificateholders with Respect to Certain Matters  ......   18
         SECTION 4.2  Action by Certificateholders with Respect to Certain Matters.................19
         SECTION 4.3  Action by Certificateholders with Respect to Bankruptcy......................19
         SECTION 4.4  Restrictions on Certificateholders' Power....................................19
         SECTION 4.5  Majority Control.............................................................19

ARTICLE V

         APPLICATION OF TRUST FUNDS; CERTAIN DUTIES................................................20
         SECTION 5.1  Establishment of Certificate Distribution Account    ....................... 20
         SECTION 5.2  Application of Trust Funds...................................................20
         SECTION 5.3  Method of Payment............................................................22
         SECTION 5.4  No Segregation of Monies; No Interest........................................22
         SECTION 5.5  Accounting and Reports to Noteholders,
                      Certificateholders, Internal Revenue Service and Others    ...............   22
         SECTION 5.6  Signature on Returns; Tax Matters Partner....................................23

ARTICLE VI

         AUTHORITY AND DUTIES OF OWNER TRUSTEE.....................................................23
         SECTION 6.1  General Authority............................................................23
         SECTION 6.2  General Duties...............................................................24
         SECTION 6.3  Action upon Instruction......................................................24
         SECTION 6.4  No Duties Except as Specified in this Agreement or in Instructions...........25
         SECTION 6.5  No Action Except Under Specified Documents or Instructions...................25
         SECTION 6.6  Restrictions.................................................................26

ARTICLE VII

         REGARDING THE OWNER TRUSTEE AND THE DELAWARE
         TRUSTEE...................................................................................26
         SECTION 7.1  Acceptance of Trusts and Duties..............................................26
         SECTION 7.2  Furnishing of Documents......................................................27
         SECTION 7.3  Representations and Warranties...............................................28
         SECTION 7.4  Reliance; Advice of Counsel..................................................29
         SECTION 7.5  Not Acting in Individual Capacity............................................29
         SECTION 7.6  Owner Trustee Not Liable for Certificates or Receivables.....................29
         SECTION 7.7  Co-Trustees May Own Certificates and Notes...................................30

ARTICLE VIII

         COMPENSATION AND INDEMNITY OF OWNER TRUSTEE...............................................30
         SECTION 8.1  Owner Trustee's Fees and Expenses............................................30
         SECTION 8.2  Indemnification..............................................................31
         SECTION 8.3  Payments to Co-Trustees......................................................31

ARTICLE IX

         TERMINATION...............................................................................31
         SECTION 9.1  Termination of Trust Agreement...............................................31
         SECTION 9.2  [Reserved]...................................................................33
         SECTION 9.3  Prepayment of Certificates...................................................33

ARTICLE X

         SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER
         TRUSTEES     .............................................................................34
         SECTION 10.1  Eligibility Requirements for Owner Trustee and Delaware Trustee   ........  34
         SECTION 10.2  Resignation or Removal of Owner Trustee or the Delaware Trustee   ........  34
         SECTION 10.3  Successor Owner Trustee or Delaware Trustee.................................35
         SECTION 10.4  Merger or Consolidation of Owner Trustee or Delaware Trustee................36
         SECTION 10.6  Compliance with Business Trust Statute......................................38

ARTICLE XI

         MISCELLANEOUS.............................................................................38
         SECTION 11.1  Supplements and Amendments..................................................38
         SECTION 11.2  No Legal Title to Owner Trust Estate in Certificateholders..................40
         SECTION 11.3  Limitation on Rights of Others..............................................40
         SECTION 11.4  Notices.....................................................................40
         SECTION 11.5  Severability................................................................41
         SECTION 11.6  Separate Counterparts.......................................................41
         SECTION 11.7  Successors and Assigns......................................................41
         SECTION 11.8  No Petition.................................................................41
         SECTION 11.9  No Recourse.................................................................41
         SECTION 11.10  Headings...................................................................41
         SECTION 11.11  Governing Law..............................................................42
         SECTION 11.12  Sale and Servicing Agreement Obligations...................................42

EXHIBIT A

         FORM OF CLASS C CERTIFICATE..............................................................A-1

EXHIBIT B

         FORM OF CLASS D CERTIFICATE..............................................................B-1

EXHIBIT C

         FORM OF INVESTMENT LETTER QUALIFIED INSTITUTIONAL
         BUYER  ..................................................................................C-1

EXHIBIT D

         FORM OF INVESTMENT LETTER
         INSTITUTIONAL ACCREDITED INVESTOR........................................................D-1

EXHIBIT E

         FORM OF RULE 144A TRANSFEROR
         CERTIFICATE..............................................................................E-1

EXHIBIT F

         FORM OF CERTIFICATE OF TRUST.............................................................F-1

APPENDIX A

         Definitions and Usage...................................................................AA-1

                 AMENDED AND RESTATED TRUST AGREEMENT, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among FORD CREDIT AUTO RECEIVABLES TWO L.P., a Delaware limited partnership, as Depositor, having its principal executive office at One American Road, Dearborn, Michigan 48126; THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation not in its individual capacity but solely as Delaware trustee under this Agreement (the "Delaware Trustee"), having its principal corporate trust office at White Clay Center, Route 273, Newark, Delaware 19711; and THE BANK OF NEW YORK, a New York banking corporation (the "Bank"), not in its individual capacity but solely as trustee under this Agreement (in such capacity, the "Owner Trustee"), having its principal corporate trust office at 101 Barclay Street, Floor 12E, New York, New York 10286 for the purpose of establishing the Ford Credit Auto Owner Trust 2000-D. Each of the Delaware Trustee and the Owner Trustee are referred to individually as a "Co-Trustee" and collectively as the "Co-Trustees."

        WHEREAS, the parties hereto intend to amend and restate that certain Trust Agreement, dated as of July 1, 2000, among the Depositor, the Delaware Trustee and the Owner Trustee, on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Depositor, the Delaware Trustee and the Owner Trustee hereby agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

                  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.




                                   ARTICLE II

                            ORGANIZATION OF THE TRUST

         SECTION 2.1 Name. The Trust created hereby shall be known as "Ford Credit Auto Owner Trust 2000-D", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

         SECTION 2.2 Offices. The Delaware office of the Trust shall be in care of the Delaware Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Certificateholders and the Depositor. The New York office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of New York as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

         (i) to issue the Notes pursuant to the Indenture, and the Certificates pursuant to this Agreement, and to sell the Notes and the Certificates upon the written order of the Depositor;

         (ii) to enter into and perform its obligations under any interest rate protection agreement or agreements between the Trust and a counterparty, including any confirmations evidencing the transactions thereunder, which is an interest rate swap, an interest rate cap, an obligation to enter into any of the foregoing, or any combination of any of the foregoing;

         (iii) with the proceeds of the sale of the Notes and the Certificates, to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Trust, and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

         (iv) to pay interest on and principal of the Notes and distributions on the Certificates;

         (v) to Grant the Owner Trust Estate (other than each Certificate Distribution Account and the proceeds thereof) to the Indenture Trustee pursuant to the Indenture;

         (vi) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

         (vii)  to  engage  in  those   activities,   including   entering  into
         agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (viii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the Certificateholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.


         SECTION 2.5 Appointment of Delaware Trustee. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole and limited purpose of satisfying the requirement of Section 3807 of the Delaware Business Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto and the Certificateholders that the Delaware Trustee shall have none of the duties or liabilities of the Owner Trustee. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Delaware Trustee is required to execute pursuant to Section 3811 of the Business Trust Statute, and the Delaware Trustee shall provide prompt notice to the Owner Trustee of its performance of any such acts. The parties hereto and the Certificateholders understand and agree that the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and liabilities, of the Owner Trustee. The Delaware Trustee shall not be liable for the acts or omissions of the Owner Trustee, the Depositor or the Trust. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Certificateholders, it is hereby understood and agreed by the other parties hereto and the Certificateholders that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Trust Agreement. The Delaware Trustee shall owe no fiduciary or other duties to the Trust or to the Depositor except as expressly provided for herein.

         SECTION 2.6 Capital Contribution of Owner Trust Estate. As of July 1, 2000, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of such date, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee or the Delaware Trustee, promptly reimburse the Owner Trustee or the Delaware Trustee for any such expenses paid by the Owner Trustee or the Delaware Trustee. On the Closing Date, the Depositor shall convey to the Trust the Trust Property and the Owner Trustee shall convey to the Depositor the Notes and the Certificates.

         SECTION 2.7 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that (i) the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust and (ii) for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables, the Trust's rights under the Interest Rate Swap Agreement, and other assets held by the Trust, the partners of the partnership being the Certificateholders and the Depositor and the Notes constituting indebtedness of the partnership. The parties agree that, unless otherwise required by the appropriate tax authorities, the Depositor, on behalf of the Trust, will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. Together with the Delaware Trustee, the Owner Trustee has filed the Certificate of Trust with the Secretary of State.

         SECTION 2.8 Liability of the Depositor. (a) Notwithstanding Section 3803 of the Business Trust Statute, the Depositor in its capacity as the holder of the interests described in Section 3.11 shall be liable directly to, and will indemnify each injured party for, all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent that the assets of the Trust that would remain if all of the Notes were paid in full would be insufficient to pay any such losses, claims, damages, liabilities or expenses, or to the extent that such losses, claims, damages, liabilities and expenses in fact are not paid out of the Owner Trust Estate) that the Depositor would be liable for if the Trust were a partnership under the Limited Partnership Act in which the Depositor were a general partner; provided, however, that the Depositor shall not be liable to or indemnify Noteholders or Note Owners for any losses incurred by Noteholders or Note Owners in their capacity as holders of or beneficial owners of interests in limited recourse debt secured by the Owner Trust Estate or be liable to or indemnify Certificateholders for any losses incurred by the Certificateholders if such losses would nevertheless have been incurred if the Certificates were limited recourse debt secured by the Owner Trust Estate. In addition, any third-party creditors of the Trust, or the arrangement between the Depositor and the Trust (other than in connection with the obligations described in the preceding sentence for which the Depositor shall not be liable), shall be deemed third-party beneficiaries of this paragraph.

         (b) No Certificateholder other than the Depositor to the extent set forth in paragraph (a) of this Section 2.8, shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.9 Title to Trust Property. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.10 Situs of Trust. The Trust shall be administered in the State of New York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Bank, the Delaware Trustee or the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The principal office of the Trust shall be in care of the Delaware Trustee in the State of Delaware. The Trust shall also have an office in care of the Owner Trustee in the State of New York.

         SECTION 2.11 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee and the Delaware Trustee that:

         (a) The Depositor is duly organized and validly existing as a limited partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (b) The Depositor is duly qualified to do business as a foreign limited partnership in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor.

         (d) This Agreement constitutes a legal, valid, and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

         (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Certificate of Limited Partnership or the Limited Partnership Agreement, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositors knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         (f) There are no proceedings or investigations pending or, to the Depositors best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes and the Certificates.

         (g) The representations and warranties of the Depositor in Section 3.1 of the Purchase Agreement are true and correct.

         SECTION 2.12 Federal Income Tax Matters. The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income and franchise tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders and the Depositor will be treated as partners in that partnership. The Depositor hereby agrees and the Certificateholders by acceptance of a Certificate agree to such treatment and each agrees to take no action inconsistent with such treatment. For purposes of federal income, state and local income and franchise tax and any other income taxes each month:

         (a) amounts paid to any Certificateholder pursuant to Section 5.2(a)(i) shall be treated as a guaranteed payment within the meaning of Section 707(c) of the Code;

         (b) to the extent the characterization provided for in paragraph (a) of this Section 2.11 is not respected, gross ordinary income of the Trust for such month as determined for federal income tax purposes shall be allocated among the Certificateholders of each Class of Certificates as of the Record Date occurring within such month, in proportion to their ownership of the Aggregate Certificate Balance on such date, in an amount up to the sum of (i) the Accrued Class C Certificate Interest or Accrued Class D Certificate Interest, as applicable, for such Class for such month, (ii) the portion of the market discount on the Receivables accrued during such month that is allocable to the excess, if any, of the aggregate Initial Certificate Balance of such class of Certificates over the initial aggregate issue price of such Class of Certificates and (iii) any amount expected to be distributed to the Certificateholders of such Class pursuant to Sections 4.6(c) and (d) of the Sale and Servicing Agreement (to the extent not previously allocated pursuant to this paragraph (b)) to the extent necessary to reverse any net loss previously allocated to Certificateholders of such Class (to the extent not previously reversed pursuant to this clause
(iii)); and

         (c) thereafter all remaining net income of the Trust (subject to the modifications set forth below) for such month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor, to the extent thereof.

If the gross ordinary income of the Trust for any month is insufficient for the allocations described in paragraph (b) above, subsequent gross ordinary income shall first be allocated to make up such shortfall before any allocation pursuant to paragraph (c) above. Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, credit, loss or deduction entering into the computation thereof) shall be allocated to the Depositor to the extent the Depositor, in its capacity as "general partner," is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificateholders as of the Record Date occurring within such month in proportion to their ownership of the Aggregate Certificate Balance on such Record Date. The Depositor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Depositor or the Certificateholders or as otherwise required by the Code.

                                   ARTICLE III

                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

         SECTION 3.1 Initial Beneficial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficial owner of the Owner Trust Estate.

         SECTION 3.2 Capital Accounts. (a) The Owner Trustee shall establish and maintain a separate bookkeeping account (a "Capital Account") for the Depositor and each Certificateholder. The initial balance of the Capital Account for (i) each Certificateholder shall be the amount initially paid for such Certificateholders Certificates and (ii) the Depositor shall be (x) the fair market value of the Receivables minus (y) the proceeds of the sale of Notes net of the Reserve Initial Deposit. The Capital Account of the Depositor or each Certificateholder shall also be increased by (i) the dollar amount of any additional cash contributions made by the Depositor or such Certificateholder, as the case may be, (ii) the fair market value of any property (other than cash) contributed to the Trust by the Depositor or such Certificateholder, as the case may be (net of any liabilities to which the property is subject), and (iii) allocations to the Depositor or such Certificateholder, as the case may be, of income and gain (including income exempt from tax). The Capital Account of the Depositor or each Certificateholder shall be decreased by (i) the dollar amount of any cash distributions made to the Depositor or such Certificateholder, as the case may be, (ii) the fair market value of any property (other than cash) distributed to the Depositor or such Certificateholder, as the case may be (net of any liabilities to which the property is subject), (iii) allocations to the Depositor or such Certificateholder, as the case may be, of loss or deductions (or items thereof), and (iv) any allocations of expenditures of the Trust described in Section 705(a)(2)(B) of the Code.

         (b) Notwithstanding any other provision of this Agreement to the contrary, the foregoing provisions of this Section 3.2 regarding the maintenance of Capital Accounts shall be construed so as to comply with the provisions of the Treasury Regulations promulgated pursuant to Section 704 of the Code. The Depositor is hereby authorized to modify these provisions to the minimum extent necessary to comply with such regulations.

         SECTION 3.3 The Certificates. (a) The Class C Certificates and the Class D Certificates shall each be issued in one or more registered, definitive, physical certificates, in the form set forth in Exhibit A and Exhibit B, respectively, in denominations of at least $20,000 and in integral multiples of $1,000 in excess thereof. No Certificate may be sold, transferred, assigned, participated, pledged, or otherwise disposed of (any such act, a "Transfer") to any Person except in accordance with the provisions of Section 3.5 and any attempted Transfer in violation of Section 3.5 shall be null and void (each a "Void Transfer").

         (b) The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         (c) If Transfer of the Certificates is permitted pursuant to Section 3.5, a transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferees acceptance of a Certificate duly registered in such transferees name pursuant to Section 3.5.

         SECTION 3.4 Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Class C Certificates, in an aggregate principal balance equal to the Initial Certificate Balance of such Class C Certificates, and the Class D Certificates, in an aggregate principal balance equal to the Initial Certificate Balance of such Class D Certificates, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by the chairman of the board, the president, any executive vice president, any vice president, the secretary, any assistant secretary, the treasurer or any assistant treasurer of the General Partner, without further action by the Depositor, in authorized denominations. No Certificate shall entitle its Certificateholder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B, as applicable, attached hereto executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 3.5 Registration of Certificates; Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.9, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. The Bank shall be the initial Certificate Registrar. No Transfer of a Certificate shall be recognized except upon registration of such Transfer in the Certificate Register.

         (b) Each Class C Certificate and Class D Certificate shall bear a legend to the following effect unless determined otherwise by the Administrator (as certified to the Owner Trustee in an Officers Certificate) and the Owner Trustee consistent with applicable law:

                  "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO (A) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A
CERTIFICATE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT E TO THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C TO THE TRUST AGREEMENT, WITH SUCH CHANGES THEREIN AS MAY BE APPROVED BY THE DEPOSITOR, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE TRUST, THE INITIAL PURCHASER AND THE CERTIFICATE REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE TRUST AND THE INITIAL PURCHASER THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT D TO THE TRUST AGREEMENT OR
(B) THE RECEIPT BY THE TRUST, THE INITIAL PURCHASER AND THE CERTIFICATE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUST AND THE INITIAL PURCHASER THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR (4) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

         As a condition to the registration of any Transfer of a Certificate, the prospective transferee of such a Certificate shall be required to represent in writing to the Owner Trustee, the Certificate Registrar and the Initial Purchaser the following, unless determined otherwise by the Administrator (as certified to the Owner Trustee in an Officers Certificate):

         (i) It understands that no subsequent Transfer of the Certificates are permitted unless it causes its proposed transferee to provide to the Trust, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of Exhibit C or Exhibit D hereof (with such changes therein as may be approved by the Depositor), as applicable, or such other written statement as the Depositor shall prescribe.

         (ii)  It is either:

                  (A) not, and each account (if any) for which it is purchasing the Certificates are not (1) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (2) a plan described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (3) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (4) an entity whose underlying assets include plan assets by reason of a plans investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or (5) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (5), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended); or

                  (B) an insurance company acting on behalf of a general account and (1) on the date of purchase less than 25% (or such lower percentage as may be determined by the Depositor) of the assets of such general account (as reasonably determined by
                  it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (2) the purchase and holding of such Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (3) the purchaser agrees that if, after the purchasers initial acquisition of the Certificates, at any time during any calendar quarter 25% (or such lower percentage as may be determined by the Depositor) or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, it will dispose of all Certificates then held in its general account by the end of the next following calendar quarter.

         (iii) It is a person who is (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (c) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clause (A), (B), (C) or (E) of this paragraph (iii) has the authority to control all substantial decisions of the trust or (E) a person not described in clauses (A) through (D) of this paragraph (iii) whose ownership of the Certificates is effectively connected with such persons conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Trust and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Trust or the Depositor).

         (iv) It understands that any purported Transfer of any Certificate (or any interest therein) in contravention of any of the restrictions and conditions contained in this Section will be a Void Transfer, and the purported transferee in a Void Transfer will not be recognized by the Trust or any other person as a Certificateholder for any purpose.

         (c) By acceptance of any Certificate, the Certificateholder thereof specifically agrees with and represents to the Depositor, the Trust and the Certificate Registrar, that no Transfer of such Certificate shall be made unless the registration requirements of the Securities Act and any applicable State securities laws are complied with, or such Transfer is exempt from the registration requirements under the Securities Act because the Transfer satisfies one of the following:

         (i) such Transfer is in compliance with Rule 144A under the Securities Act ("Rule 144A"), to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Transfer is being made in reliance upon Rule 144A under the Securities Act and (x) the transferor executes and delivers to the Trust and the Certificate Registrar, a Rule 144A transferor certificate substantially in the form attached as Exhibit E and (y) the transferee executes and delivers to the Trust and the Certificate Registrar an investment letter substantially in the form attached as Exhibit C;

         (ii) after the appropriate holding period, such Transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Trust, the Certificate Registrar or the Initial Purchaser, delivers an Opinion of Counsel in form and substance satisfactory to the Trust and the Initial Purchaser; or

         (iii) such Transfer is to an institutional accredited investor as defined in rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in a transaction exempt from the registration requirements of the Securities Act, such Transfer is in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, and such investor executes and delivers to the Trust and the Certificate Registrar an investment letter substantially in the form attached as Exhibit D.

         (d) The Depositor shall make available to the prospective transferor and transferee of a Certificate information requested to satisfy the requirements of paragraph (d) (4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

         (i) the private placement memorandum, if any, relating to the Certificates, and any amendments or supplements thereto;

         (ii) each statement delivered to Certificateholders pursuant to Section 5.2(b) on each Distribution Date preceding such request; and

         (iii) such other information as is reasonably available to the Owner Trustee in order to comply with requests for information pursuant to Rule 144A under the Securities Act.

         None of the Depositor, the Certificate Registrar or the Owner Trustee is under an obligation to register any Certificate under the Securities Act or any other securities law.

         (e) Upon surrender for registration of Transfer of any Certificate at the office or agency maintained pursuant to Section 3.9 and upon compliance with any provisions of this Agreement relating to such Transfer, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated
transferee  or  transferees,   one  or  more  new   Certificates  in  authorized
denominations of a like Class and aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.9.

                  Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar, duly executed by the Certificateholder or his attorney in writing, with such signature guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company. Each Certificate surrendered for registration of Transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

                  No service charge shall be made for any registration of Transfer or exchange of Certificates, but the Owner Trustee or the Certificate
Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates.

                  The preceding  provisions of this Section 3.5 notwithstanding, the Owner Trustee shall not make and the Certificate Registrar need not register any Transfer or exchange of Certificates for a period of fifteen (15) days preceding any Distribution Date for any payment with respect to the Certificates.

         SECTION 3.6 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate a new Certificate of like Class, tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.6, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.6 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.7 Persons Deemed Owners of Certificates. Prior to due presentation of a Certificate for registration of Transfer, the Owner Trustee, the Certificate Registrar and any Certificate Paying Agent may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

         SECTION 3.8 Access to List of Certificateholders Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, or to the Indenture Trustee, within fifteen (15) days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, or the Indenture Trustee, as the case may be, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Certificateholders of Certificates evidencing not less than 25% of the Aggregate Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.9 Maintenance of Office or Agency. The Owner Trustee shall maintain in the State of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of Transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates The Bank of New York, l01 Barclay Street, Floor 12 East, New York, New York 10286, Attention: Asset-Backed Finance Unit as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Registrar or any such office or agency.

         SECTION 3.10 Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from each Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. Any Certificate Paying Agent shall have the revocable power to withdraw funds from each Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Owner Trustee, and any co-paying agent chosen by the Owner Trustee. The Owner Trustee shall be permitted to resign as Certificate Paying Agent upon thirty (30) days written notice to the Owner Trustee. In the event that the Bank shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall apply to the Owner Trustee also in its role as Certificate Paying Agent, for so long as the Owner Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.11 Certain Rights of Depositor. The Depositor shall be entitled to any amounts not needed on any Distribution Date to make payments on the Notes or the Certificates or to make deposits to the Reserve Account pursuant to Section 4.6 of the Sale and Servicing Agreement, and to receive amounts remaining in the Reserve Account following the payment in full of the aggregate principal amount of the Notes and the Aggregate Certificate Balance and of all other amounts owing or to be distributed hereunder or under the
Indenture or the Sale and Servicing Agreement to Noteholders and Certificateholders and the termination of the Trust. The Depositor may not Transfer any such rights unless it shall have received an Opinion of Counsel that such Transfer shall not cause the Trust to be classified as an association (or publicly traded partnership) taxable as a corporation.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. It is the intention of the Depositor and the Certificateholders that the powers and duties of the Owner Trustee are ministerial and non-ministerial; provided, however, that any non-ministerial action (including the taking of any legal action) may only be taken by the Owner Trustee in accordance with this
Section 4.1. With respect to the following matters, the Owner Trustee shall not take action unless, (I) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Rating Agencies in writing of the proposed action and (II) Certificateholders holding not less than a majority of the Aggregate Certificate Balance shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

         (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Receivables) and the settlement of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Receivables);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of any of the Certificateholders;

         (e) the amendment, change or modification of the Sale and Servicing Agreement or the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or to add any provision that would not materially adversely affect the interests of the Certificateholders; or

         (f) the appointment pursuant to the Indenture of a successor Note Registrar, Note Paying Agent or Indenture Trustee, or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Note Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

         SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of Certificateholders holding not less than a majority of the Aggregate Certificate Balance, (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VIII thereof, (b) appoint a successor Servicer pursuant to Article VIII of the Sale and Servicing Agreement, (c) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof or (d) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement.

         SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust unless the Notes have been paid in full and each Certificateholder (other than the Depositor) approves of such commencement in advance and delivers to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance at the time of the delivery of such notice.


                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         SECTION 5.1 Establishment of Certificate Distribution Account. Pursuant to Section 4.1(c) of the Sale and Servicing Agreement, there has been established and there shall be maintained two segregated trust accounts, each in the name of "The Bank of New York, as Owner Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of the Bank), which shall be designated as the "Certificate Interest Distribution Account" and the "Certificate Principal Distribution Account," respectively (each of the Certificate Interest Distribution Account and the Certificate Principal Distribution Account, a "Certificate Distribution Account"). Except as expressly provided in Section 3.10, each Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in each Certificate Distribution Account pursuant to the Sale and Servicing Agreement shall be applied as provided in the Basic Documents. In the event that either Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Bank, the Servicer shall, with the Owner Trustees assistance as necessary, cause such Certificate Distribution Account to be moved to a Qualified institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent). Each Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

         SECTION 5.2 Application of Trust Funds. (a) On each Distribution Date, the Owner Trustee shall, based on the information contained in the Servicers Certificate delivered on the relevant Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement:

         (i) withdraw the amounts deposited into the Certificate Interest Distribution Account pursuant to Section 4.6(c) of the Sale and Servicing Agreement on or prior to such Distribution Date and make or cause to be made distributions and payments in the following order of priority:

                  (1) first, to the Certificateholders of Class C Certificates, an amount equal to the Accrued Class C Certificate Interest, provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class C Certificate Interest, the amounts available shall be applied to the payment of such interest on the Class C Certificates on a pro rata basis;

                  (2) second, to the Certificateholders of Class D Certificates, an amount equal to the Accrued Class D Certificate Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class D Certificate Interest, the amounts available shall be applied to the payment of such interest on the Class D Certificates on a pro rata basis; and

                  (3) third, to the Depositor, any funds remaining on deposit in the Certificate Interest Distribution Account.

         (ii) withdraw the amounts deposited into the Certificate Principal Distribution Account pursuant to Section 4.6(c) and (d) of the Sale and Servicing Agreement on or prior to such Distribution Date and make or cause to be made distributions and payments in the following order of priority:

                  (1) first, to the Certificateholders of the Class C Certificates in reduction of the Certificate Balance of the Class C Certificates, until the Certificate Balance of the Class C Certificates has been reduced to zero; provided that if there are not sufficient funds available to reduce the Certificate Balance of the Class C Certificates to zero, the amounts available shall be applied to the reduction of the Certificate Balance of the Class C Certificates on a pro rata basis;

                  (2) second, to the Certificateholders of the Class D Certificates in reduction of the Certificate Balance of the Class D Certificates, until the Certificate Balance of the Class D Certificates has been reduced to zero; provided that if there are not sufficient funds available to reduce the Certificate Balance of the Class D Certificates to zero, the amounts available shall be applied to the reduction of the Certificate Balance of the Class D Certificates on pro rata basis; and

                  (3) third, to the Depositor, any funds remaining on deposit in the Certificate Principal Distribution Account.

         (b) On each Distribution Date, the Owner Trustee shall, or shall cause the Certificate Paying Agent to, send to each Certificateholder as of the related Record Date the statement provided to the Owner Trustee by the Servicer pursuant to Section 4.9 of the Sale and Servicing Agreement with respect to such Distribution Date.

         (c) In the event that any withholding tax is imposed on the Trusts payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section 5.2. The Owner Trustee and each Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

         SECTION 5.3 Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Distribution Date and such Certificateholders Certificates in the aggregate evidence a denomination of not less than $1,000,000, or (ii) such Certificateholder is the Depositor or, if not, by check mailed to such
Certificateholder at the address of such Certificateholder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Certificate (whether on the applicable Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.9.

         SECTION 5.4 No Segregation of Monies; No Interest.  Subject to Sections
5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         SECTION 5.5 Accounting and Reports to Noteholders, Certificateholders, Internal Revenue Service and Others. The Owner Trustee shall, based on information provided by or on behalf of the Depositor, (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each
Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and State income tax returns, (c) file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trusts characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect (or cause to be collected) any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under
Section 754 of the Code.

         SECTION 5.6 Signature on Returns; Tax Matters Partner. (a) The Depositor, as general partner for income tax purposes, shall prepare (or cause to be prepared) and sign, on behalf of the Trust, the tax returns of the Trust.

         (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver (i) Class A-1 Notes in the aggregate principal amount of $439,000,000, (ii) Class A-2 Notes in the aggregate principal amount of $360,000,000, (iii) Class A-3 Notes in the aggregate principal amount of $294,000,000, (iv) Class A-4 Notes in the aggregate principal amount of $227,000,000, (v) Class A-5 Notes in the aggregate principal amount of $153,000,000, (vi) Variable Pay Term Notes in the aggregate amount of $490,556,000 on the Closing Date and in such other amounts as may be issued on Targeted Scheduled Distribution Dates to pay the aggregate principal amount of a subclass of Class A Notes pursuant to the Indenture, and (vii) Class B Notes in the aggregate principal amount of $72,724,000. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action on behalf of the Trust as is permitted by the Basic Documents and which the Servicer or the Administrator directs with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Certificateholders for such action.

         SECTION 6.2 General Duties. Subject to Section 4.1 hereof, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the lien of the Indenture and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding anything else to the contrary in this Agreement, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator is required in the Administration Agreement to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

         SECTION 6.3 Action upon Instruction. (a) Subject to Article IV, and in accordance with the terms of the Basic Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any lien (other than the lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3. Neither the Depositor nor the Certificateholders shall direct the Trustee to take any action that would violate the provisions of this Section 6.5.

         SECTION 6.6  Restrictions.  The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income or Applicable Tax State income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or Applicable Tax State income or franchise tax purposes or (iii) cause the Trust or any portion thereof to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income or Applicable Tax State income or franchise tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

                                   ARTICLE VII

              REGARDING THE OWNER TRUSTEE AND THE DELAWARE TRUSTEE

         SECTION 7.1 Acceptance of Trusts and Duties. Each of the Owner Trustee and the Delaware Trustee accept the trusts hereby created and each agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. Each Co-Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Basic Documents to which each Co-Trustee is a party. Each Co-Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by either Co-Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Co-Trustees shall not be liable for any error of judgment made by a responsible officer of either of the Co-Trustees;

         (b) the Co-Trustees shall not be liable with respect to any action taken or omitted to be taken by them in accordance with the instructions of any Certificateholder, the Indenture Trustee, the Depositor, the Administrator or the Servicer;

         (c) no provision of this Agreement or any other Basic Document shall require the Co-Trustees to expend or risk funds or otherwise incur any financial liability in the performance of any of their rights or powers hereunder or under any other Basic Document if the Co-Trustees shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to them;

         (d) under no circumstances shall the Co-Trustees be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or amounts distributable on the Certificates;

         (e) the Co-Trustees shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the certificate of authentication on the Certificates, and the Co-Trustees shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

         (f) the Co-Trustees shall not be liable for the default or misconduct of the Servicer, the Administrator, the Depositor or the Indenture Trustee under any of the Basic Documents or otherwise and the Co-Trustees shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Servicer under the Sale and Servicing Agreement or the Indenture Trustee under the Indenture; and

         (g) the Co-Trustees shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Co-Trustees security or indemnity satisfactory to them against the costs, expenses and liabilities that may be incurred by the Co-Trustees therein or thereby. The right of the Co-Trustees to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Co-Trustees shall not be answerable for other than the willful misconduct, bad faith or negligence of either of them in the performance of any such act.

         SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3 Representations and Warranties. (a) The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

         (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         (b) The Delaware Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

         (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         SECTION 7.4 Reliance; Advice of Counsel. (a) The Co-Trustees may rely upon, shall be protected in relying upon, and shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Co-Trustees may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Co-Trustees may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Co-Trustees for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Co-Trustees (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Co-Trustees shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Co-Trustees with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Co-Trustees shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Basic Document.


         SECTION 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, The Bank of New York acts solely as Owner Trustee hereunder and The Bank of New York (Delaware) acts solely as Delaware Trustee hereunder and not in their individual capacities, and all Persons having any claim against the Co-Trustees by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6 Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Co-Trustees make no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee, the Delaware Trustee, The Bank of New York and The Bank of New York (Delaware) shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document, or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee or the Delaware Trustee.

         SECTION 7.7 Co-Trustees May Own Certificates and Notes. The Bank of New York and The Bank of New York (Delaware), in their individual or any other capacities, may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as they would have if either of them were not the Owner Trustee or the Delaware Trustee.

                                  ARTICLE VIII

                   COMPENSATION AND INDEMNITY OF OWNER TRUSTEE

         SECTION 8.1 Owner Trustee's Fees and Expenses. The Co-Trustees shall receive as compensation for their services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Co-Trustees, and the Co-Trustees shall be entitled to and reimbursed by the Depositor for their other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Co-Trustees may employ in connection with the exercise and performance of their rights and its duties hereunder. Such amounts shall be treated for tax purposes as having been contributed to the Trust by the Depositor and the tax deduction for such amounts shall be allocated to the Depositor.

         SECTION 8.2 Indemnification. The Depositor shall be liable as prime obligor for, and shall indemnify the Co-Trustees, The Bank of New York and The Bank of New York (Delaware) and their respective successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Co-Trustees, The Bank of New York and The Bank of New York (Delaware) or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; provided that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from (i) the Indemnified Party's own willful misconduct, bad faith or negligence, or (ii) the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Indemnified Party. The indemnities contained in this Section 8.2 shall survive the resignation or termination of the Co-Trustees or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Co-Trustees' choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

         SECTION  8.3  Payments  to   Co-Trustees.   Any  amounts  paid  to  the
Co-Trustees pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                                   TERMINATION

         SECTION 9.1 Termination of Trust Agreement. (a) This Agreement (other than the provisions of Article VIII) shall terminate and be of no further force or effect and the Trust shall wind up and dissolve upon the earlier of (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation or (ii) the payment to the Noteholders and the Certificateholders of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Servicing Agreement and Article V. Any Insolvency Event, liquidation, dissolution, death or incapacity with respect to any Certificateholder shall neither (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. Upon dissolution of the Trust, the Owner Trustee shall wind up the business and affairs of the Trust as required by Section 3808 of the Business Trust Statute.

         (b) Neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such termination from the Servicer, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated,
(ii) the amount of any such final payment (after reservation of sums sufficient to pay all claims and obligations, if any, known to the Owner Trustee and payable by the Trust) and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture
Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Trust in respect of the Indenture and the Notes, the Owner Trustee, in the absence of actual knowledge of any other claim against the Trust, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Business Trust Statute.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

         (d) Upon final distribution of any funds remaining in the Trust, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Business Trust Statute.

         SECTION 9.2  [Reserved]

         SECTION 9.3 Prepayment of Certificates. (a) The Certificates shall be prepaid in whole, but not in part, at the direction of the Servicer pursuant to
Section 9.1 of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the assets of the Trust pursuant to said Section 9.1, and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes and the Aggregate Certificate Balance plus accrued and unpaid interest (including any overdue interest) thereon. The Servicer shall furnish the Rating Agencies and the Owner Trustee notice of such prepayment. If the Certificates are to be prepaid pursuant to this Section 9.3(a), the Servicer shall furnish notice of such election to the Owner Trustee not later than twenty
(20) days prior to the Prepayment Date and the Trust shall deposit by 10:00 A.M. (New York City time) on the Prepayment Date in the Certificate Distribution Account the Prepayment Price of the Certificates to be redeemed, whereupon all such Certificates shall be due and payable on the Prepayment Date.

         (b) Notice of prepayment under Section 9.3(a) shall be given by the Owner Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted immediately following receipt of notice from the Trust or Servicer pursuant to Section 9.3(a), but not later than ten (10) days prior to the applicable Prepayment Date, to each Certificateholder as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Certificateholder's address or facsimile number appearing in the Certificate Register.

                  All notices of prepayment shall state:

         (i)  the Prepayment Date;

         (ii)  the Prepayment Price; and

         (iii) the place where such Certificates are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Owner Trustee to be maintained as provided in Section 3.9).

Notice of prepayment of the Certificates shall be given by the Owner Trustee in the name and at the expense of the Trust. Failure to give notice of prepayment, or any defect therein, to any Certificateholder shall not impair or affect the validity of the prepayment of any other Certificate.

         (c) Following notice of prepayment as required by Section 9.3(b), the Certificates shall on the Prepayment Date be paid by the Trust at the Prepayment Price and (unless the Trust shall default in the payment of the Prepayment Price) no interest shall accrue on the Prepayment Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price. Following payment in full of the Prepayment Price, this Agreement and the Trust shall terminate.

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.1 Eligibility Requirements for Owner Trustee and Delaware Trustee. (a) The Owner Trustee shall at all times (i) be authorized to exercise corporate trust powers; (ii) have a combined capital and surplus of at least $50,000,000 and shall be subject to supervision or examination by federal or state authorities; and (iii) shall have (or shall have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or be otherwise acceptable to the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         (b) The Delaware Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute.

         SECTION 10.2 Resignation or Removal of Owner Trustee or the Delaware Trustee. (a) The Owner Trustee or the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Delaware Trustee and one copy to the applicable successor owner Trustee or Delaware Trustee. If no successor Owner Trustee or Delaware Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee or Delaware Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Delaware Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee or Delaware Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

         (b) If at any time the Owner Trustee or Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 or a Co-Trustee resigns pursuant to Section 10.2 of this Agreement and the ineligible or non-resigning Co-Trustee or either Co-Trustees shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee or Delaware Trustee shall be legally unable to act, or if at any time an Insolvency Event with respect to the Owner Trustee or Delaware Trustee shall have occurred and be continuing, then the Administrator may remove the Co-Trustee that is insolvent or legally unable to act or may remove both Co-Trustees. If the Administrator shall remove one or both of the Co-Trustees under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Co-Trustee or Co-Trustees, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Co-Trustee or Co-Trustees, as applicable, so removed and one copy to the successor Co-Trustee or Co-Trustees, as applicable, and shall pay all fees owed to the outgoing Co-Trustee or Co-Trustees, as applicable.

         (c) Any resignation or removal of a Co-Trustee and appointment of a successor Co-Trustee or Co-Trustees pursuant to any of the provisions of this
Section 10.2 shall not become effective until acceptance of appointment by the successor Co-Trustee or Co-Trustees pursuant to Section 10.3, payment of all fees and expenses owed to the outgoing Co-Trustee or Co-Trustees and the filing of a certificate of amendment to the Certificate of Trust if required by the Business Trust Statute. The Administrator shall provide notice of such resignation or removal of the Co-Trustee or Co-Trustees to the Certificateholders, the Indenture Trustee, the Noteholders, any remaining Co-Trustee and each of the Rating Agencies.

         SECTION 10.3 Successor Owner Trustee or Delaware Trustee. (a) Any successor Owner Trustee or Delaware Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee or Delaware Trustee an instrument accepting such appointment under this Agreement. Upon the resignation or removal of the predecessor Owner Trustee or Delaware Trustee becoming effective pursuant to
Section 10.2, such successor Owner Trustee or Delaware Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Delaware Trustee. The predecessor Owner Trustee or Delaware Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee or Delaware Trustee all documents and statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee or Delaware Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee all such rights, powers, duties, and obligations.

         (b) No successor Owner Trustee or Delaware Trustee shall accept appointment as provided in this Section 10.3 unless, at the time of such acceptance, such successor Owner Trustee or Delaware Trustee shall be eligible pursuant to Section 10.1.

         (c) Upon acceptance of appointment by a successor Owner Trustee or Delaware Trustee pursuant to this Section 10.3, the Administrator shall mail notice of the successor of such Owner Trustee or Delaware Trustee to all Certificateholders, the Indenture Trustee, the Noteholders, any remaining Co-Trustee and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee or De1aware Trustee, the successor Owner Trustee or Delaware Trustee shall cause such notice to be mailed at the expense of the Administrator.

         (d) Any successor Delaware Trustee appointed hereunder shall file the amendments to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Delaware Trustee in the State of Delaware.

         SECTION 10.4 Merger or Consolidation of Owner Trustee or Delaware Trustee. Any corporation into which the Owner Trustee or Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee or Delaware Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Delaware Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee or Delaware Trustee hereunder; provided that such corporation shall be eligible pursuant to
Section 10.1; and provided further, that (i) the Owner Trustee or Delaware Trustee shall mail notice of such merger or consolidation to the Rating Agencies not less than fifteen (15) days prior to the effective date thereof and (ii) the Delaware Trustee shall file an amendment to the Certificate of Trust as required by Section 10.3.

         SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner
Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this
Section 10.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

         (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all rights,  powers,  duties, and obligations  conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.


         (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 10.6 Compliance with Business Trust Statute. Notwithstanding anything herein to the contrary, the Trust shall at all times have at least one trustee which meets the requirements of Section 3807(a) of the Business Trust Statute.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders or the Swap Counterparty, to cure any ambiguity, to correct or supplement any provisions in this Agreement inconsistent with any other provision of this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement or impair the ability of the Trust to fully perform any of its obligations under the Interest Rate Swap Agreement or shall not, as evidenced by an opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; and provided further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes. In addition, this Agreement may be amended by the Depositor and the Owner Trustee, with prior notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, in connection with the registration of the Certificates under the Securities Act, in order to facilitate such registration, including with respect to the modification of the restrictions applicable to the transfer of the Certificates and modification of the legend set forth on the form of the Certificates.

         (b) This Agreement may also be amended from time to time by the Depositor, the Owner Trustee and the Delaware Trustee, with prior written notice to the Rating Agencies, with the consent of (i) the Indenture Trustee, to the extent that its rights or obligations would be affected by such amendment, (ii) the Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding, (iii) the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance and
(iv) the Swap Counterparty to the extent such amendment adversely affects the rights or obligations of the Swap Counterparty or modifies or impairs the ability of the Trust to fully perform any of its obligations under the Interest Rate Swap Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, or (ii) reduce the aforesaid percentage of the principal amount of the Notes Outstanding and the Aggregate Certificate Balance required to consent to any such amendment, without the consent of all the Noteholders and Certificateholders affected thereby; and provided further, that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or Certificate, or any Noteholder or Certificateholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes. The Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent.

         (c) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee (which shall promptly furnish a copy to the Swap Counterparty) and each of the Rating Agencies.

         (d) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         (f) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustees shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (g) In connection with the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         SECTION 11.2 No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their beneficial interests therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.3 Limitation on Rights of Others. Except for Sections 2.7 and 11.1, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware Trustee, the Depositor, the Administrator, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee and the Delaware Trustee shall be deemed given only upon actual receipt by the Owner Trustee and the Delaware Trustee, respectively), if to the Owner Trustee or the Delaware Trustee, addressed to the respective Corporate Trust Office; if to the Depositor, addressed to Ford Credit Auto Receivables Two L.P. at the address of its principal executive office first above written; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 11.8 No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that it will not, until after the Notes have been paid in full, institute against the Depositor, the General Partner or the Trust, or join in any institution against the Depositor, the General Partner or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

         SECTION 11.9 No Recourse. Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the General Partner, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

         SECTION 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.12 Sale and Servicing Agreement Obligations. Notwithstanding any other provision of this Agreement, the Owner Trustee agrees that it will comply with its obligations under Sections 3.1, 4.1 and 4.2 of the Sale and Servicing Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                           FORD CREDIT AUTO RECEIVABLES
                           TWO L.P., as Depositor


                           By: FORD CREDIT AUTO RECEIVABLES TWO, INC., as General Partner

                                    By:
                                  Name:
                                 Title:


                           THE BANK OF NEW YORK (DELAWARE),
                           as Delaware Trustee

                                    By:
                                  Name:
                                 Title:


                           THE BANK OF NEW YORK,
                           as Owner Trustee

                                    By:
                                  Name:
                                 Title:

                                                                      EXHIBIT A

                           FORM OF CLASS C CERTIFICATE

NUMBER                                                              $[________]
R-[ ]                                                        Private Placement

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO (A) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A
CERTIFICATE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT E TO THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C TO THE TRUST AGREEMENT,
(2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE TRUST, THE INITIAL PURCHASER AND THE CERTIFICATE REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE TRUST AND THE INITIAL PURCHASER THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a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
(4) TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       FORD CREDIT AUTO OWNER TRUST 2000-D

                     CLASS C 7.91% ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the property of the Trust, as defined below, which property includes a pool of motor vehicle retail installment sale contracts, secured by security interests in the motor vehicles financed thereby, conveyed to Ford Credit Auto Receivables Two L.P. by Ford Motor Credit Company and conveyed by Ford Credit Auto Receivables Two L.P. to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder and the payments to the Swap Counterparty under the Interest Rate Swap Agreement.

(This Certificate does not represent an interest in or obligation of Ford Motor Credit Company, Ford Credit Auto Receivables Two L.P. or any of their respective Affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT ____________ is the registered owner of _______________ DOLLARS nonassessable, fully-paid, beneficial interest in Class C Certificates of Ford Credit Auto Owner Trust 2000-D (the "Trust") formed by Ford Credit Auto Receivables Two L.P., a Delaware limited partnership (the "Depositor"). The Class C Certificates have an aggregate Initial Certificate Balance of $41,557,000 and bear interest at a rate of 7.91% per annum (the "Class C Rate").

                  The Trust was  created  pursuant  to an Amended  and  Restated
Trust Agreement, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Trust Agreement"), among the Depositor, The Bank of New York (Delaware), not in its individual capacity but solely as Delaware trustee (the "Delaware Trustee") and The Bank of New York, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "Class C 7.91% Asset Backed Certificates" (herein called the "Class C Certificates") which, together with the Certificates designated as "Class D 9.00% Asset Backed Certificates" (the "Class D Certificates" and, together with the Class C Certificates, the "Certificates") are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Trust and The Chase Manhattan Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), are the Notes designated as "Class A-1 7.008% Asset Backed Notes", "Class A-2 7.06% Asset Backed Notes", "Class A-3
7.15% Asset Backed Notes", "Class A-4 7.13% Asset Backed Notes", "Class A-5 7.15% Asset Backed Notes", "Floating Rate Asset Backed Variable Pay Term Notes" issued from time to time and "Class B 7.40% Asset Backed Notes" (collectively, the "Notes"). The property of the Trust includes (i) a pool of motor vehicle retail installment sale contracts for new and used automobiles and light trucks and certain rights and obligations thereunder (the "Receivables"); (ii) with respect to Actuarial Receivables, all monies due thereunder on or after the Cutoff Date and, with respect to Simple Interest Receivables, all monies due or received thereunder on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles; (iv) rights to proceeds from claims on certain physical damage, credit life, credit disability or other insurance policies, if any, covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) such amounts as from time to time may be held in one or more accounts maintained pursuant to the Sale and Servicing Agreement, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, as seller (in such capacity, the "Seller"), and Ford Motor Credit Company, as servicer (the "Servicer"), including the Reserve Account; (viii) the Seller's rights under the Sale and Servicing Agreement; (ix) the Seller's rights under the Purchase Agreement; (x) payments and proceeds with respect to the Receivables held by the Servicer; (xi) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; (xiii) the Issuer's rights under the Interest Rate Swap Agreement, and (xiv) any and all proceeds of the foregoing. The rights of the Trust in the foregoing property of the Trust have been pledged to the Indenture Trustee to secure the payment of the Notes and amounts due to the Swap Counterparty.

                  Under the Trust Agreement, there will be distributed on the fifteenth day of each month, or if such fifteenth day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing August 15, 2000, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (the "Record Date") such Certificateholder's percentage interest in the amount to be distributed to Class C Certificateholders on such Distribution Date; provided, however, that principal will be distributed to the Class C Certificateholders on each Distribution Date on (to the extent of funds remaining after all classes of the Notes have been paid in full) and after the date on which all classes of the Notes have been paid in full. Notwithstanding the foregoing, following the occurrence and during the continuation of an event of default under the Indenture which has resulted in an acceleration of the Notes, no distributions of principal or interest will be made on the Certificates until all principal and interest on the Notes has been paid in full.

                  The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders and the Swap Counterparty as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local franchise and income tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until after the Notes have been paid in full, institute against the Depositor, the General Partner or the Trust, or join in any institution against the Depositor, the General Partner or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

                  Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in New York, New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  In WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class C Certificate to be duly executed.

                               FORD CREDIT AUTO OWNER TRUST 2000-D

                               By:      THE BANK OF NEW YORK,
                                        not in its individual
                                        capacity but solely as Owner
                                        Trustee

                               By:
                                     Authorized Officer

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Class  C   Certificates   referred  to  in  the
within-mentioned Trust Agreement.

Dated: July 26, 2000

                                THE BANK OF NEW YORK, not in its
                                individual capacity but solely
                                as Owner Trustee



                                By:
                                      Authorized Officer

                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the General Partner, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Aggregate Certificate Balance, respectively, and the consent of the Swap Counterparty. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and on all future Certificateholders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Noteholders or the Certificateholders.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of the Certificates are registrable in the Certificate Register upon surrender of this Certificate for registration of Transfer at the offices or agencies maintained by The Bank of New York in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  The Certificates are issuable as registered Certificates without coupons in denominations of at least $20,000 and in integral multiples of $1,000 in excess thereof. Certificates are exchangeable for new Certificates of like Class and authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of Transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The Class C Certificates may be acquired only by an entity that is either: (a) not, and each account (if any) for which it is purchasing the Class C Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan, as defined in
Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended); or (b) an insurance company acting on behalf of a general account and
(i) on the date of purchase less than 25% (or such lesser percentage as may be determined by the Depositor) of the assets of such general account (as reasonably determined by it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Class C Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the purchaser agrees that if, after the purchaser's initial acquisition of the Class C Certificates, at any time during any calendar quarter 25% (or such lesser percentage as may be determined by the Depositor) or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Class C Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, it will dispose of all Class C Certificates then held in its general account by the end of the next following calendar quarter.

                  In addition, the Certificates may not be acquired by or on behalf of a Person other than (A) a citizen or resident of the United States,
(B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of this paragraph has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation or (ii) upon the payment to the Noteholders, the Swap Counterparty and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement, the Interest Rate Swap Agreement and the Sale and Servicing Agreement, and upon such termination any remaining assets of the Trust shall be distributed to the Depositor. The Servicer of the Receivables may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto



PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


 Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                                 */
                              Signature Guaranteed:

                                                */



*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                      EXHIBIT B

                           FORM OF CLASS D CERTIFICATE

NUMBER                                                                $[_____]
R-[ ]                                                        Private Placement


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO (A) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A
CERTIFICATE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT E TO THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE TRUST AND THE CERTIFICATE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C TO THE TRUST AGREEMENT,
(2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE TRUST, THE INITIAL PURCHASER AND THE CERTIFICATE REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE TRUST AND THE INITIAL PURCHASER THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a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
(4) TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       FORD CREDIT AUTO OWNER TRUST 2000-D

                     CLASS D 9.00% ASSET BACKED CERTIFICATE

evidencing a beneficial interest in the property of the Trust, as defined below, which property includes a pool of motor vehicle retail installment sale contracts, secured by security interests in the motor vehicles financed thereby, conveyed to Ford Credit Auto Receivables Two L.P. by Ford Motor Credit Company and conveyed by Ford Credit Auto Receivables Two L.P. to the Trust. The property of the Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder and the payments to the Swap Counterparty under the Interest Rate Swap Agreement.

(This Certificate does not represent an interest in or obligation of Ford Motor Credit Company, Ford Credit Auto Receivables Two L.P. or any of their respective Affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT __________is the registered owner of _____________ DOLLARS nonassessable, fully-paid, beneficial interest in Class D Certificates of Ford Credit Auto Owner Trust 2000-D (the "Trust") formed by Ford Credit Auto Receivables Two L.P., a Delaware limited partnership (the "Depositor"). The Class D Certificates have an aggregate Initial Certificate Balance of $41,557,000 and bear interest at a rate of 9.00% per annum (the "Class D Rate").

                  The Trust was  created  pursuant  to an Amended  and  Restated
Trust Agreement, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Trust Agreement"), among the Depositor, The Bank of New York (Delaware), not in its individual capacity but solely as Delaware trustee (the "Delaware Trustee") and The Bank of New York, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "Class D 9.00% Asset Backed Certificates" (herein called the "Class D Certificates") which, together with the Certificates designated as "Class C 7.91% Asset Backed Certificates" (the "Class C Certificates" and, together with the Class D Certificates, the "Certificates") are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. Also issued under the Indenture, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Trust and The Chase Manhattan Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), are the Notes designated as "Class A-1 7.008% Asset Backed Notes", "Class A-2 7.06% Asset Backed Notes", "Class A-3
7.15% Asset Backed Notes", "Class A-4 7.13% Asset Backed Notes", "Class A-5 7.15% Asset Backed Notes", "Floating Rate Asset Backed Variable Pay Terms Notes" issued from time to time and "Class B 7.40% Asset Backed Notes" (collectively, the "Notes"). The property of the Trust includes (i) a pool of motor vehicle retail installment sale contracts for new and used automobiles and light trucks and certain rights and obligations thereunder (the "Receivables") ; (ii) with respect to Actuarial Receivables, all monies due thereunder on or after the Cutoff Date and, with respect to Simple Interest Receivables, all monies due or received thereunder on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles; (iv) rights to proceeds from claims on certain physical damage, credit life, credit disability or other insurance policies, if any, covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) such amounts as from time to time may be held in one or more accounts maintained pursuant to the Sale and Servicing Agreement, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), by and among the Trust, the Depositor, as seller (in such capacity, the "Seller"), and Ford Motor Credit Company, as servicer (the "Servicer"), including the Reserve Account; (viii) the Seller's rights under the Sale and Servicing Agreement; (ix) the Seller's rights under the Purchase Agreement; (x) payments and proceeds with respect to the Receivables held by the Servicer; (xi) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; (xiii) the Issuer's rights under the Interest Rate Swap Agreement, and (xiv) any and all proceeds of the foregoing. The rights of the Trust in the foregoing property of the Trust have been pledged to the Indenture Trustee to secure the payment of the Notes and amounts due to the Swap Counterparty.

                  Under the Trust Agreement, there will be distributed on the fifteenth day of each month, or if such fifteenth day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing August 15, 2000, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding month (the "Record Date") such Certificateholder's percentage interest in the amount to be distributed to Class D Certificateholders on such Distribution Date; provided, however, that principal will be distributed to the Class D Certificateholders on each Distribution Date on (to the extent of funds remaining after all classes of the Notes and the Class C Certificates have been paid in full) and after the date on which all classes of the Notes and the Class C Certificates have been paid in full. Notwithstanding the foregoing, following the occurrence and during the continuation of an event of default under the Indenture which has resulted in an acceleration of the Notes, no distributions of principal or interest will be made on the Certificates until all principal and interest on the Notes has been paid in full.

                  The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders, the Swap Counterparty and the Class C Certificateholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  It is the intent of the Depositor, the Servicer and the Certificateholders that, for purposes of federal income, state and local franchise and income tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders by acceptance of a Certificate agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not, until after the Notes have been paid in full, institute against the Depositor, the General Partner or the Trust, or join in any institution against the Depositor, the General Partner or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Certificates, the Trust Agreement or any of the other Basic Documents.

                  Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in New York, New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  This Certificate shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  In WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class D Certificate to be duly executed.

                                            FORD CREDIT AUTO OWNER
                                              TRUST 2000-D

                                            By: THE BANK OF NEW YORK,
                                                not in its individual
                                                capacity but solely
                                                as Owner Trustee

                                            By:
                                               Authorized Officer

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Class  D   Certificates   referred  to  in  the
within-mentioned Trust Agreement.

Dated: July 26, 2000

                                            THE BANK OF NEW YORK,
                                            not in its individual
                                            capacity but solely
                                            as Owner Trustee

                                            By:
                                                Authorized Officer

                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the General Partner, the Servicer, the Administrator, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholders evidencing not less than a majority of the principal amount of the Notes Outstanding and the Aggregate Certificate Balance, respectively, and the consent of the Swap Counterparty. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and on all future Certificateholders of this Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Noteholders or the Certificateholders.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of the Certificates are registrable in the Certificate Register upon surrender of this Certificate for registration of Transfer at the offices or agencies maintained by The Bank of New York in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  The Certificates are issuable as registered Certificates without coupons in denominations of at least $20,000 and in integral multiples of $1,000 in excess thereof. Certificates are exchangeable for new Certificates of like Class and authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of Transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

                  The Class D Certificates may be acquired only by an entity that is either: (a) not, and each account (if any) for which it is purchasing the Class D Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan, as defined in
Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended); or (b) an insurance company acting on behalf of a general account and
(i) on the date of purchase less than 25% (or such lesser percentage as may be determined by the Depositor) of the assets of such general account (as reasonably determined by it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Class D Certificates are eligible for exemptive relief under Sections (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the purchaser agrees that if, after the purchaser's initial acquisition of the Class D Certificates, at any time during any calendar quarter 25% (or such lesser percentage as may be determined by the Depositor) or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Class D Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the United States Department of Labor under ERISA, it will dispose of all Class D Certificates then held in its general account by the end of the next following calendar quarter.

                  In addition, the Certificates may not be acquired by or on behalf of a Person other than (A) a citizen or resident of the United States,
(B) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more Persons meeting the conditions of this paragraph has the authority to control all substantial decisions of the trust or (E) a Person not described in clauses (A) through (D) above whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Owner Trustee and the Depositor with an IRS Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Owner Trustee or the Depositor).

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate (i) upon the maturity or other liquidation of the last remaining Receivable and the disposition of any amounts received upon such maturity or liquidation or (ii) upon the payment to the Noteholders, the Swap Counterparty and the Certificateholders of all amounts required to be paid to them pursuant to the Indenture, the Trust Agreement, the Interest Rate Swap Agreement and the Sale and Servicing Agreement, and upon such termination any remaining assets of the Trust shall be distributed to the Depositor. The Servicer of the Receivables may at its option purchase the assets of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Notes and the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto



PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


 Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:





                                                 */
                              Signature Guaranteed:

                                                 */

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                    EXHIBIT C

                            FORM OF INVESTMENT LETTER
                          QUALIFIED INSTITUTIONAL BUYER


                                                         [Date]

Ford Credit Auto Owner Trust 2000-D
  as Issuer

The Bank of New York
  as Owner Trustee and
  Certificate Registrar

101 Barclay Street
New York, New York 10286

                  Re:      Ford Credit Auto Owner Trust 2000-D
                           [Class C 7.91% Asset Backed Certificates]
                           [Class D 9.00% Asset Backed Certificates]

Ladies and Gentlemen:

         In connection with our proposed purchase of the [Class C 7.91% Asset Backed Certificates] [Class D 9.00% Asset Backed Certificates] (the "Certificates") of Ford Credit Auto Owner Trust 2000-D (the "Issuer"), a trust formed by Ford Credit Auto Receivables Two L.P. (the "Depositor"), we confirm that:

         1. The undersigned agrees to be bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the Certificates except in compliance with, the restrictions and conditions set forth in the legend on the face of the Certificates and under the Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that no subsequent Transfer of the Certificates is permitted unless we cause our proposed transferee to provide to the Issuer, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of this letter or Exhibit D to the Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe.

         3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) (a "QIB") and we are acquiring the Certificates for our own account or for a single account (which is a QIB) as to which we exercise sole investment discretion.

         4.       We are either:

                  (a) not, and each account (if any) for which we are purchasing the Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding an entity registered under the Investment Company Act of 1940, as amended), or

                  (b) an insurance company acting on behalf of a general account and (i) on the date hereof less than 25% of the assets of such general account (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Certificates are eligible for exemptive relief under Sections
                  (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the undersigned agrees that if, after the undersigned's initial acquisition of the Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the DOL under ERISA, we will dispose of all Certificates then held in our general account by the end of the next following calendar quarter.

         5. We are a person who is (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (iv) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clauses (i) to (iii) above or clause (v) below has the authority to control all substantial decisions of the trust or (v) a person not described in clauses (i) to (iv) above whose ownership of the Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with a Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

         6. We understand that any purported Transfer of any Certificate (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Issuer or any other person as a Certificateholder for any purpose.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,



                                            By:
                                               Name:
                                               Title:

Securities To Be Purchased:
$                           principal amount of Certificates

                                                                      EXHIBIT D

                            FORM OF INVESTMENT LETTER
                        INSTITUTIONAL ACCREDITED INVESTOR


                                                             [Date]

Ford Credit Auto Owner Trust 2000-D
  as Issuer

The Bank of New York
  as Owner Trustee and
  Certificate Registrar

101 Barclay Street
New York, New York 10286

                  Re:      Ford Credit Auto Owner Trust 2000-D
                           [Class C 7.91% Asset Backed Certificates]
                           [Class D 9.00% Asset Backed Certificates]

Ladies and Gentlemen:

         In connection with our proposed purchase of the [Class C 7.91% Asset Backed Certificates] [Class D 9.00% Asset Backed Certificates] (the "Certificates") of Ford Credit Auto Owner Trust 2000-D (the "Issuer") , a trust formed by Ford Credit Auto Receivables Two L.P. (the "Depositor"), we confirm that:

                  1. The undersigned agrees to be bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the Certificates except in compliance with, the restrictions and conditions set forth in the legend on the face of the Class D Certificates and under the Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that no subsequent Transfer of the Certificates is permitted unless we cause our proposed transferee to provide to the Issuer, the Certificate Registrar and the Initial Purchaser a letter substantially in the form of this letter or Exhibit D to the Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe.

                  3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) (a "QIB") and we are acquiring the Certificates for our own account or for a single account (which is a QIB) as to which we exercise sole investment discretion.

                  4. We are either:

                  (a) not, and each account (if any) for which we are purchasing the Certificates is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) or (v) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (v), an insurance company general account, but excluding an entity registered under the Investment Company Act of 1940, as amended), or

                  (b) an insurance company acting on behalf of a general account and (i) on the date hereof less than 25% of the assets of such general account (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Certificates are eligible for exemptive relief under Sections
                  (I) and (III) of Prohibited Transaction Class Exemption 95-60, and (iii) the undersigned agrees that if, after the undersigned's initial acquisition of the Certificates, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and no exemption or exception from the prohibited transaction rules applies to the continued holding of the Certificates under Section 401(c) of ERISA and the final regulations thereunder or under an exemption or regulation issued by the DOL under ERISA, we will dispose of all Certificates then held in our general account by the end of the next following calendar quarter.

                  5. We are a person who is (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof,
         (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (iv) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clauses (i) to (iii) above or clause (v) below has the authority to control all substantial decisions of the trust or (v) a person not described in clauses (i) to (iv) above whose ownership of the Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with a Form 4224 (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

                  6.  We  understand   that  any   purported   Transfer  of  any
         Certificate (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Issuer or any other person as a Certificateholder for any purpose.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,



                                            By:
                                               Name:
                                               Title:

Securities To Be Purchased:
$                          principal amount of Certificates

                                                                      EXHIBIT E

                          FORM OF RULE 144A TRANSFEROR
                                   CERTIFICATE

                                                   [Date]

The Bank of New York
  as Owner Trustee and
  Certificate Registrar

101 Barclay Street
New York, New York 10286

                           Re:  Ford Credit Auto Owner Trust 2000-D
                           [Class C 7.91% Asset Backed Certificates]
                           [Class D 9.00% Asset Backed Certificates]

Ladies and Gentlemen:

         This is to notify you as to the transfer of $ [*] in denomination of [Class C 7.91% Asset Backed Certificates] [Class D 9.00% Asset Backed Certificates] (the "Certificates") of Ford Credit Auto Owner Trust 2000-D (the "Issuer").

         The undersigned is the holder of the Certificates and with this notice hereby deposits with the Owner Trustee $[*] in denomination of Certificates and requests that Certificates of the same class in the same aggregate denomination be issued, executed and authenticated and registered to the purchaser on ___________, 200[], as specified in the Trust Agreement dated as of July 1, 2000 relating to the Certificates, as follows:

         Name:                              Denominations:
         Address:
         Taxpayer I.D. No:

         The undersigned represents and warrants that the undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A, (iii) if the purchaser has purchased the Certificates for an account for which it is acting as fiduciary or agent, such account is a qualified institutional buyer and (iv) the purchaser is acquiring Certificates for its own account or for an institutional account for which it is acting as fiduciary or agent.

                                                     Very truly yours,

                                                     [NAME OF HOLDER OF
                                                     CERTIFICATES]



                                                     By:
                                                        Name:
                                                        Title:



[*] authorized denomination

                                                                      EXHIBIT F

                          FORM OF CERTIFICATE OF TRUST

                             CERTIFICATE OF TRUST OF
                       FORD CREDIT AUTO OWNER TRUST 2000-D

                  This Certificate of Trust of Ford Credit Auto Owner Trust 2000-D (the "Trust"), dated as of July 1, 2000, is being duly executed and filed by The Bank of New York (Delaware), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") and The Bank of New York, a New York banking corporation, as owner trustee (the "Owner Trustee"), to form a business trust under the Delaware Business Trust Act (12 Delaware Code, ss. 3801 et seq.) (the "Act").

                  1. Name. The name of the business trust formed hereby is Ford Credit Auto Owner Trust 2000-D.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

                  3. Effective Date. This Certificate of Trust shall be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written in accordance with Section 3811(a)(1) of the Act.

                                            THE BANK OF NEW YORK,
                                            not in its individual capacity
                                            but solely as Owner Trustee under
                                            a Trust Agreement dated
                                            as of July 1, 2000


                                            By:
                                            Name:
                                            Title:

                                            THE BANK OF NEW YORK (DELAWARE),
                                            not in its individual capacity
                                            but solely as Delaware Trustee
                                            under a Trust Agreement
                                            dated as of July 1, 2000


                                            By:
                                            Name:
                                            Title:

                                                                    APPENDIX A



                              Definitions and Usage

                                                                     Exhibit 8.1


             [SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP LETTERHEAD]

                                   July 26, 2000

To the Addressees Indicated
  on Schedule A hereto



                        Re: Ford Credit Auto Owner Trust
                            2000-D Asset Backed Notes

Ladies and Gentlemen:


                  You have requested our opinion as to certain federal income tax consequences in connection with the issuance of the Class A-1 7.008% Asset Backed Notes (the "Class A-1 Notes"), the Class A-2 7.06% Asset Backed Notes (the "Class A-2 Notes"), the Class A-3 7.15% Asset Backed Notes (the "Class A-3 Notes"), the Class A-4 7.13% Asset Backed Notes (the "Class A-4 Notes"), the Class A-5 7.15% Asset Backed Notes (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Class A Notes"), the Class B 7.40% Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes, the "Offered Notes"), the Class C 7.91% Asset Backed Certificates (the "Class C Certificates") and the Class D 9.00% Asset Backed Certificates (the "Class D Certificates" and, together with the Class C Certificates, the "Certificates") by Ford Credit Auto Owner Trust 2000-D (the "Trust") pursuant to the terms of, (a) with respect to the Offered Notes, an Indenture dated as of July 1, 2000 (the "Indenture") between the Trust and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), and (b) with respect to the Certificates, an Amended and Restated Trust Agreement dated as of July 1, 2000 (the "Trust Agreement") between Ford Credit Auto Receivables Two L.P. (the "Seller"), The Bank of New York, as Owner Trustee (the "Owner Trustee") and The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee"). The Offered Notes will be sold to the underwriters
(the "Underwriters") who are named in Schedule I pursuant to an underwriting agreement (the "Underwriting Agreement") between the Seller and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as representative of the several Underwriters. The Class C Certificates and the Class D Certificates will initially be retained by the Seller. In addition, the Trust will issue a Variable Pay Term Note [1] on the Closing Date in the principal amount of $490,556,000 (the "Initial VPTN") and may issue additional Variable Pay Term Notes on the Targeted Scheduled Distribution Date for each Subclass of Class A Notes in a principal amount generally equal to (and not in excess of) the amount required to pay such Subclass of Class A Notes in full (collectively, with the Initial VPTN, the "VPTNs" and, together with the Offered Notes, the "Notes"). The interest rate on each VPTN will not exceed one month LIBOR plus 1.50%. The VPTNs will be privately placed with eligible purchasers.

                  The rights of the holders of the Class A Notes (the "Class A Noteholders") and the holders of the VPTNs (the "VPTN Holders") will be senior to the rights of the holders of the Class B Notes (the "Class B Noteholders" and, together with the Class A Noteholders, the "Offered Noteholders"). The rights of the Noteholders will be senior to the rights of the holders of the Certificates (the "Certificateholders"). The rights of the holders of the Class C Certificates (the "Class C Certificateholders") will be senior to the rights of the holders of the Class D Certificates (the "Class D Certificateholders"). Each payment period, the Seller will be entitled to receive any remaining portion of funds on deposit in the Collection Account after (i) the Total
Required Payment has been made, (ii) any Swap Payment or Swap Termination Payment has been made, (iii) the Reserve Account's balance has been restored, if necessary, to the Specified Reserve Balance and (iv) the Regular Principal Distribution Amount has been deposited into the Principal Distribution Account. The Seller will at all times hold the right to receive all such excess amounts.

                  You have asked us whether, for federal income tax purposes, the Class A Notes and the Class B Notes will be characterized as debt and whether the Trust will be classified as an association (or publicly traded partnership) taxable as a corporation. In rendering our opinion, we have examined and relied upon (i) the registration statements for the Offered Notes on Form S-3, consisting of Registration No. 333-82895, filed with the SEC on July 15, 1999, Amendment No.1 thereto filed with the SEC on September 3, 1999,
Post-Effective Amendment No. 1 thereto filed with the SEC on January 18, 2000 and Post-Effective Amendment No. 2 thereto filed with the SEC on April 11, 2000 (such registration statements, as so amended, together with any information included in the Prospectus referred to below, being hereinafter referred to as the "Registration Statement"), including the prospectus dated April 11, 2000 as supplemented by the prospectus supplement dated July 18, 2000 included therein (the "Prospectus"), (ii) the Indenture, (iii) the Trust Agreement, (iv) the Sale and Servicing Agreement, (v) a certificate executed by an officer of the Seller dated the date hereof regarding the Seller's projections of the losses that the Trust will incur in respect of the Receivables (the "Loss Assumption Certificate"), and (vi) such other documents as we have deemed necessary or appropriate as a basis for the opinion set forth below, and we have assumed that the parties to such documents will comply with the terms thereof, that such documents are not amended and that such documents are enforceable in accordance with their respective terms. In connection therewith, we note that you will receive an opinion from this firm regarding such enforceability.

                  In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon statements, representations, and certifications of officers and other representatives of the Seller, the Servicer, the Underwriters, and others including certain calculations performed by Morgan Stanley. In addition, our opinion is premised on the accuracy of the facts set forth in the Prospectus and the facts set forth in the representations referred to in the Prospectus.

                  In rendering our opinion, we have also considered and relied upon the Internal Revenue Code of 1986, as amended (the "Code"), administrative rulings, judicial decisions, Treasury Regulations, and such other authorities as we have deemed appropriate. The statutory provisions, Treasury Regulations, interpretations, and other authorities upon which our opinion is based are subject to change, and such changes could apply retroactively. In addition, there can be no assurance that positions contrary to those stated in our opinion will not be taken by the Internal Revenue Service.

I.       Federal Income Tax Characterization of the Notes.
         ------------------------------------------------

                  Whether the Class A Notes and the Class B Notes are debt or equity interests in the Trust Property is determined both by the terms of the Offered Notes and by whether the "substantial incidents of ownership" of the Trust Property have been transferred to the Noteholders. See Watts Copy Systems, Inc. v. Commissioner, 67 TCM 2480, 2483 (1994); Coulter Electronics, Inc. v. Commissioner, 59 TCM 350 (1990), aff'd, 943 F.2d 1318 (11th Cir. 1991);
United Surgical Steel Co. v. Commissioner, 54 T.C. 1215 (1970), acq.,
1971-2 C.B. 3; Town & Country Food Co. v. Commissioner, 51 T.C. 1049 (1969), acq., 1969-2 C.B. xxv; GCM 39567 (June 10, 1986); and GCM 39584 (December 3,
1986). Thus, the most important considerations are: (i) whether the Noteholders bear the burdens of ownership of the Trust Property, (ii) whether the Noteholders have any of the benefits of ownership of the Trust Property, and
(iii) whether the terms of the Offered Notes have features which are more characteristic of debt than of equity. As discussed below, the Class A Noteholders do not obtain, and the Class B Noteholders should not be viewed as obtaining, the benefits and burdens of ownership of the Trust Property.

A.   The Benefits and Burdens of the Trust Property are Retained by the Seller.


1. Burdens of Ownership. The principal burden of ownership with respect to the Trust Property is the risk of loss arising from shortfalls in the payments on the Receivables. As described below, the transaction pursuant to which the Offered Notes are issued has been structured so that the risk of loss is borne by the Seller and the holders of the Certificates.

                  The total face amount of Offered Notes, the Initial VPTN and Certificates issued by the Trust is equal to approximately 96.34% of the initial aggregate principal amount of the Receivables. However, because many of the Receivables bear interest at a rate less than the weighted average of the interest rates on the Notes and Certificates, a portion of the initial Pool Balance has been set aside to be treated as if it were interest rather than principal. If this portion is subtracted from the initial Pool Balance, the principal amount of the Class A Notes, Class B Notes and the Initial VPTN is equal to approximately 98.00% of the remainder ( the "Adjusted Pool Balance"), leaving an amount equal to approximately 2.00% of the Adjusted Pool Balance. This amount, plus the amount represented by the Class C Certificates (2.00% of the Adjusted Pool Balance), the Reserve Account (0.53%) and the net present value of the Spread (as defined below) at a discount rate of 12% (approximately equal to 2.62% of the Adjusted Pool Balance) results in equity stated as a percentage of the initial Pool Balance of 6.76% or equity (stated as a percentage of the Adjusted Pool Balance) of 7.15%, or approximately 6.56% of the total cash flow (discounting the Spread at 12% and the Adjusted Pool Balance at the weighted average Note rate), including the interest used to pay the Class D Certificates and the anticipated Spread. Further, the Class B Notes will be supported by the Certificates having a face amount equal to 3.78% of the initial Pool Balance (or 4.00% of the Adjusted Pool Balance), the principal of which will not be paid until the Notes are paid in full. Finally, the Notes (and the Certificates) will also be supported by the Reserve Account, which may be drawn upon to make required payments of principal and interest to Noteholders, and which will initially be funded by a portion of the proceeds of the sale of the Offered Notes, the Initial VPTN and Certificates in the amount of $10,999,885.98 or 0.5% of the initial Pool Balance. Thus, the initial total credit enhancement supporting the Class A Notes and Initial VPTN is equal to 7.58% of the initial Pool Balance (or 8.03% of the Adjusted Pool Balance), and the initial total credit enhancement supporting the Class B Notes is equal to 4.28% of the initial Pool Balance (or 4.53% of the Adjusted Pool Balance). In addition, the Notes will have the benefit, on each payment date, of the "spread" as is further discussed below.

                  On each Distribution Date, any shortfalls in amounts available to make required payments of principal and interest to Noteholders will first be absorbed by the portion of the monthly payments from the Receivables which are attributable to the "spread" between the income from the Receivables (less certain Trust expenses) and the weighted average rate on the Notes and the Certificates (the "Spread"). The rights of the Class B Noteholders will be subordinate to the rights of the Class A Noteholders and the VPTN Holders. Any amounts remaining in the Collection Account after giving effect to the payment of the Total Required Payment, payment of any Swap Payment or Swap Termination Payment and depositing amounts in the Reserve Account to the extent necessary to replenish it to the Specified Reserve Balance are to be deposited in the Principal Distribution Account on each Distribution Date to the extent of the Regular Principal Distribution Amount. [2]

                  Based on calculations provided by Morgan Stanley (calculated using historic loss and prepayment levels) the excess of the Pool Balance over the outstanding amount of the Class A Notes and the VPTNs at the end of one year will have increased to 17.35% of the then Pool Balance and at the end of two years will have increased to approximately 29.53% of the then Pool Balance, while the overcollateralization supporting the Class B Notes (i.e., the excess of the Pool Balance over the outstanding amount of the Class A Notes, the VPTNs and the Class B Notes) at the end of one year will have increased to 11.77% of the then Pool Balance and at the end of two years such overcollateralization will have increased to approximately 18.03% of the then Pool Balance.

                  While the Indenture permits interest to be paid on the Certificates ahead of principal on the Class A Notes and VPTNs and the Class B Notes in some circumstances, such right will be curtailed in any period in which the aggregate outstanding principal balance of the Class A Notes and VPTNs is greater than the current Pool Balance.

                  Based on the amounts of credit support and overcollateralization described above, the Class A Notes will be given a rating in the highest long-term rating category and the Class B Notes will be given a rating of "A" or their respective equivalents from at least two nationally recognized rating agencies. These investment grade ratings indicate a very high likelihood that all interest and principal will be timely paid with respect to the Offered Notes and that the Noteholders do not bear any significant risk of loss associated with ownership of the Trust Property (although, obviously the risk of loss with respect to the Class B Notes is greater than the risk associated with the Class A Notes).

2. Benefits of Ownership. The primary benefits of ownership of the Trust Property are the payments due from Obligors with respect to the Receivables. If market interest rates for comparable receivables decrease in relation to the yield on the Receivables, the Receivables will increase in value. The Indenture, the Trust Agreement and the Sale and Servicing Agreement together provide that the rate of return to the Offered Noteholders is, for each of the Classes of the Offered Notes, a fixed rate set at the time of the pricing of the Offered Notes and the Seller receives the remaining proceeds from the Receivables (after payment of fixed costs including interest on the Certificates). Thus the economic return to a Offered Noteholder is the result not of any change in the value of the Receivables but rather reflects the rate of interest payable on a fixed rate debt instrument.

                  As described above, the Seller retains an ownership interest in the Trust Property in the form of the right to receive, on a periodic basis, amounts not used to make payments on the Notes or Certificates and, upon payment in full of the Notes and Certificates, any Receivables remaining in the Trust. According to projections provided by Morgan Stanley, the net present value of such amount will equal 2.62% of the initial Adjusted Pool Balance (discounted at a rate of 12%). [3]

3. Default Rights. In the event that the Trust defaults in the payment of any interest (other than a default in the payment of interest on the Class B Notes prior to the time that all of the Class A Notes and VPTNs have been paid in full) and such default is not remedied within five days, or the Trust defaults in the payment of the full amount of the principal or any installment of the principal of any Note when the same becomes due and payable, an Event of Default will occur and either the Indenture Trustee or the holders of Notes representing not less than a majority of the outstanding amount of the Controlling Note Class may declare all of the Notes, including interest accrued and unpaid, to be immediately due and payable (however, if an Event of Default occurs, the Class B Noteholders will not have any right to direct or to consent to any actions by the Indenture Trustee until the Class A Notes and VPTNs have been paid in full). Upon such a declaration, the Indenture Trustee could sell the Trust Property and the proceeds therefrom would be applied to pay the Noteholders to the extent of the outstanding amount and any accrued and unpaid interest, before making any payments to Certificateholders.

         B.       Other Factors.

                   A number of other factors support the conclusion that the Class A Notes are, in substance, debt and that the Class B Notes should also be considered debt. The Offered Notes are denominated as indebtedness and the Seller and the Noteholders, by their purchase of the Offered Notes, will agree to treat the Offered Notes for federal, state and local income and franchise tax purposes as indebtedness of the Trust. The terms of the Receivables differ materially from the terms of the Offered Notes with regard to their respective interest rates. Moreover, Morgan Stanley has informed us that the Receivables will have a weighted average life of 2.09 years (based on the assumptions set forth in the Prospectus under the caption "STRUCTURAL SUMMARY-composition of the Receivables"). On the other hand, the Class A Notes have expected lives (based on expected bullet maturity dates) of .47 years for the Class A-1 Notes, .97 years for the Class A-2 Notes, 1.47 years for the Class A-3 Notes, 1.97 years for the Class A-4 Notes, 2.47 years for the Class A-5 Notes and 2.97 for the Class B Notes have an expected life (based on the pricing prepayment assumption and the other assumptions) of 2.97 years. The Trust will retain control and possession of the Receivables. The Servicer is responsible for servicing, collection and administration of the Receivables and will bear all costs and expenses incurred in connection with such activities, although an amount to compensate the Servicer for collection activity is permitted by the Sale and Servicing Agreement to be periodically withdrawn by the Servicer from the assets otherwise held by the Trust for the benefit of the Noteholders. The Indenture Trustee, on behalf of the Noteholders, has the right to inspect the documentation with respect to the Receivables that the Servicer will maintain on behalf of the Trust, a right which is common in loan transactions. The foregoing additional factors support the conclusion that the transaction described in the Indenture, the Trust Agreement and the Sale and Servicing Agreement with respect to the Offered Notes constitutes an issuance of debt. Moreover, the substance of the transaction is consistent with the characterization of the Offered Notes as debt.

                  Based on and subject to the foregoing, although there are no authorities involving closely comparable situations, in our opinion the Class A Notes will be treated as indebtedness for federal income tax purposes.

                  The Class B Notes are subordinate to the Class A Notes and VPTNs, and are supported, as described above, by less credit enhancement than the Class A Notes and VPTNs. In addition, the rights of holders of Class B Notes as creditors are limited while the Class A Notes and VPTNs are outstanding. For these reasons, the Class B Notes could be viewed as bearing certain burdens of ownership of the Receivables. However, despite the foregoing factors, the Class B Notes are rated "A" or its equivalent by at least two nationally recognized rating agencies evidencing a high degree of certainty that they will be repaid (and thus do not bear any expected risk of losses with respect to the Receivables). In addition, the Class B Notes do not receive any benefits of ownership of the Receivables. Accordingly, while the issue is not free from doubt, in our opinion the Class B Notes should be characterized as indebtedness for federal income tax purposes.

II.      Federal Income Tax Characterization of the Trust.
         ------------------------------------------------

                  The Certificates are denominated as equity interests in the Trust, and the Seller and the Certificateholders, in purchasing the Certificates, agree to treat the Trust as a partnership for federal income tax purposes, with the partners being the Seller and the Certificateholders. The Seller will at all times receive all of the Trust Property not used to pay the Notes and Certificates and amounts due under the Interest Rate Swap Agreement. In addition, the Seller will initially own all of the Certificates.

                  Although, in some respects, the Trust is similar to trusts established to hold collateral pledged as security in connection with lending transactions, because no opinion of counsel is sought that the Certificates are debt, the Trust must be viewed as an entity whose characterization will be determined under Sections 7701 or 7704 and applicable Treasury Regulations promulgated thereunder. [4]

                  Because the Seller will initially own all of the Certificates and all of the right to receive excess cash, the Trust will initially be classified as a "disregarded entity." Accordingly, the Notes will be treated as having been issued directly by the Seller for federal income tax purposes. However, this classification would change if and when some or all of the Certificates are sold.

                  Section 7704 of the Code provides that, subject to certain exceptions, a partnership, the interests in which are (i) traded on an established securities market or (ii) readily tradable on a secondary market (or the substantial equivalent thereof), will be treated as a corporation for federal income tax purposes. Section 7704(c), however, excepts certain publicly traded partnerships ("PTPs") from treatment as a corporation for tax purposes if they have sufficient passive-type income. Specifically, Section 7704(c) provides that a PTP shall not be treated as a corporation for tax purposes if 90 percent or more of its gross income consists of "qualifying income." Qualifying income is defined by Section 7704(d) to include interest and any gain from the sale or disposition of a capital asset. The Trust's sole source of income will derive from interest paid with regard to and gain resulting from the disposition of the Receivables.5

                  We note that Section 7704(d)(2) disqualifies from the category of otherwise "qualifying income" interest that is derived in the conduct of a "financial or insurance business." In our view, because the Indenture Trustee, Owner Trustee and Servicer cannot manage the assets of the Trust in any ordinary sense, and in particular, cannot sell the Receivables (except in the event of an Event of Default or dissolution of the Trust) and cannot acquire additional assets, the Trust should not be found to be carrying on a financial business. However, the Service has not provided guidance as to what constitutes a financial or insurance business and accordingly our conclusion is based on our interpretation of the statutory language of Section 7704 and not on authorities construing the statute. Accordingly, we believe that since the Trust should not be found to be engaged in a financial business the interest received on the Receivables will constitute qualifying income.

                  Accordingly, the Trust would qualify for the Section 7704(c) exception to the PTP rules and would not be taxable as a corporation thereunder, assuming that it otherwise would qualify as a partnership for federal income tax purposes.

                  "Eligible entities" (i.e.,entities not explicitly classified as a corporation under Treas. Reg.ss.301.7701-2(b)) with at least two members are, by default, treated as partnerships for federal income taxation purposes. Treas. Reg.ss. 301.7701-3(b). The Trust, which is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement, may not be treated as a trust for federal income taxes because it may not be "simply an arrangement to protect or conserve [the Trust Property] for beneficiaries". Treas Reg.ss.301.7701-4(b). Therefore, because the Trust is not included in the list of corporate entities described in Treas. Reg.ss.301.7701-2(b), it will be treated as a partnership for federal income tax purposes under Treas. Reg.ss.301.7701-3(b), if it (i) is not a trust for federal income tax purposes and (ii) is treated as having multiple owners. In such a case, in our opinion the Trust will not be classified as an association or a PTP taxable as a corporation for federal income tax purposes.





III.     Federal Tax Matters in Prospectus

                  Based on and subject to the foregoing, it is our opinion that, under present law, the discussions presented under the captions "SUMMARY -- Tax Status", "TAX MATTERS" and "FEDERAL INCOME TAX MATTERS" in the Prospectus, although general in nature, to the extent that they address matters of federal income tax law or legal conclusions with respect thereto, are correct in all material respects.

                                        *          *          *



                  We express no opinion with respect to the matters addressed in this opinion other than as set forth above, and this opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose without prior written consent in each instance. We hereby consent to the filing of this opinion as an exhibit to material filed in accordance with the Securities
Exchange Act of 1934, as amended, to be incorporated by reference in the Registration Statement. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

                                            Very truly yours,

                                           /S/ Skadden, Arps, Slate, Meagher
                                               & Flom LLP

Schedule A



Ford Credit Auto Receivables Two L.P.
The American Road
Dearborn, Michigan  48121



The Bank of New York,
  as Owner Trustee
Ford Credit Auto Owner Trust 2000-D
101 Barclay Street, Floor 12 East
New York, New York  10286



The Chase Manhattan Bank,
  as Indenture Trustee
Corporate Trust Administration
450 West 33rd Street, 15th floor
New York, New York  10001-2697



Morgan Stanley & Co. Incorporated
  On behalf of itself and
  as Representative of the several Underwriters
1585 Broadway
New York, New York  10036



FCAR Owner Trust
c/o Bank of New York (Delaware),
as Owner Trustee
502 White Clay Center
Newark, Delaware  19711



Standard & Poor's Ratings Services
55 Water Street
New York, New York  10041



Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007



Fitch, Inc.
One State Street Plaza
New York, New York  10004

--------

[1] Terms not otherwise defined herein have the meanings assigned to them in the Indenture (as defined above).

[2]   The Regular Principal Distribution Amount will equal, with respect to any
Distribution  Date, an amount not less than zero equal to the difference between
(i) the excess, if any, of (a) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates as of the preceding Distribution Date (after giving effect to any principal payments made on the Securities and issuance of any additional VPTNs on such preceding Distribution Date) or the Closing Date, as the case may be, less the amount on deposit in the Accumulation Account (exclusive of investment earnings) after giving effect to all principal payments on the Securities on such preceding Distribution Date over (b) the difference between (x) the Pool Balance at the end of the Collection Period preceding such Distribution Date minus (y) the sum of the Specified Overcollateralization Amount with respect to such Distribution Date and the Yield Supplement Overcollateralization Amount with respect to such Distribution Date, minus (ii) the sum of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any, each with respect to such Distribution Date. The "Yield Supplement Overcollateralization Amount" for each Receivable for each Collection Period is the excess, if any, of the present value of the scheduled payments due on such Receivable for each future Collection Period discounted at the APR of the Receivable over the present value of such scheduled payments discounted at 10.5%, assuming that future scheduled payments on the Receivables are made on their scheduled due dates without any delays, defaults or prepayments. Based on this formula, amounts otherwise distributable to the Seller will be applied generally to establish and maintain a "cushion" of at least 1% (including the Reserve Account) of the Pool Balance in addition to the credit enhancement of (i) with respect to the Class A Notes, 7.08% of the initial Pool Balance (provided by the Class B Notes and the Certificates), and
(ii) with respect to the Class B Notes, 3.78% of the initial Pool Balance (provided by the Certificates).

[3] A substantial portion of the Receivables bear rates of interest below the sum of the highest note interest rate and the Servicing Fee ("Subvened Receivables"). Accordingly, for purposes of this opinion, a significant portion of the 'spread' that would otherwise contribute to the 'cushion' supporting the Notes and the Certificates has been reallocated to provide for payments due with respect to the Notes that could not otherwise be made because of shortfalls in Trust cash flow caused by the Subvened Receivables. It is important to note, however, that Morgan Stanley's determination of the net present value of the 'spread' does not take into account losses that the Trust will incur in respect of the Receivables. Accordingly, we recognize that the net present value of the remaining spread will, in reality, be less than 2.62% of the initial Pool Balance.

[4] Unless otherwise indicated, all "Section" references hereinafter shall be to the Code.

[5]  Subject to further review by Skadden tax counsel.

                                                                     Exhibit 8.2
Ford Credit Auto Receivables Two L.P.
One American Road
Dearborn, Michigan 48126
                                                                  July 26, 2000

     Re:  Ford Credit Auto Owner Trust 2000-D

Ladies and Gentlemen:

     I do hereby confirm that the statements set forth in the Prospectus dated April 11, 2000, as supplemented by Prospectus Supplement dated July 18, 2000 under the caption "Summary-Tax Status" in the Prospectus Supplement as they relate to Michigan state tax matters and in the Prospectus Supplement under the caption "State Tax Matters," to the extent they constitute matters of law or legal conclusions with respect thereto, have been prepared, reviewed or caused to be reviewed by me and are correct in all material respects.

     I consent to the reference to me under the captions "State Tax Matters" in the Prospectus Supplement and "Legal Opinions" in the Prospectus and the Prospectus Supplement.

                                   Very truly yours,

                                   /s/ Hurley D. Smith

                                                                    Exhibit 99.1

                          SALE AND SERVICING AGREEMENT


                                  by and among


                      FORD CREDIT AUTO OWNER TRUST 2000-D,
                                   as Issuer,


                     FORD CREDIT AUTO RECEIVABLES TWO L.P.,
                                   as Seller,


                                       and

                           FORD MOTOR CREDIT COMPANY,
                                   as Servicer

                            Dated as of July 1, 2000

                                TABLE OF CONTENTS


                                                                                                   Page
                                    ARTICLE I

DEFINITIONS AND USAGE                                                                               1

                                   ARTICLE II

TRUST PROPERTY                                                                                      1
SECTION 2.1  Conveyance of Trust Property...........................................................1
SECTION 2.2  Representations and Warranties of the Seller as to the Receivables.....................2
SECTION 2.3  Repurchase upon Breach.................................................................6
SECTION 2.4  Custody of Receivable Files............................................................7
SECTION 2.5  Duties of Servicer as Custodian........................................................7
SECTION 2.6  Instructions; Authority to Act.........................................................8
SECTION 2.7  Custodian's Indemnification............................................................9
SECTION 2.8  Effective Period and Termination.......................................................9

                                   ARTICLE III
ADMINISTRATION AND SERVICING OF
RECEIVABLES AND TRUST PROPERTY                                                                      9
SECTION 3.1  Duties of Servicer.....................................................................9
SECTION 3.2  Collection of Receivable Payments.....................................................10
SECTION 3.3  Realization Upon Receivables..........................................................10
SECTION 3.4  Allocations of Collections............................................................11
SECTION 3.5  Maintenance of Security Interests in Financed Vehicles................................11
SECTION 3.6  Covenants of Servicer.................................................................11
SECTION 3.7  Purchase of Receivables Upon Breach...................................................11
SECTION 3.8  Servicer Fee..........................................................................12
SECTION 3.9  Servicer's Certificate................................................................12
SECTION 3.10  Annual Statement as to Compliance; Notice of Event of Servicing Termination..........13
SECTION 3.11  Annual Independent Certified Public Accountant's Report..............................13
SECTION 3.12  Access to Certain Documentation and Information Regarding Receivables................14
SECTION 3.13  Servicer Expenses....................................................................14

                                   ARTICLE IV
DISTRIBUTIONS; RESERVE ACCOUNT;
STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS                                                   14
SECTION 4.1  Accounts..............................................................................14
SECTION 4.2  Remittance of Collections by the Servicer.............................................18
SECTION 4.3  Application of Collections............................................................19
SECTION 4.4  Monthly Advances......................................................................19
SECTION 4.5  Servicer Liquidity Advances...........................................................20
SECTION 4.6  Additional Deposits to Collection Account and Withdrawals from Reserve Account........21
SECTION 4.7  Distributions.........................................................................21
SECTION 4.8  Reserve Account.......................................................................28
SECTION 4.9  Net Deposits..........................................................................30
SECTION 4.10  Statements to Noteholders and Certificateholders.....................................31

                                    ARTICLE V

THE SELLER                                                                                         32
SECTION 5.1  Representations and Warranties of Seller..............................................32
SECTION 5.2  Liability of Seller; Indemnities......................................................34
SECTION 5.3  Merger or Consolidation of, or Assumption of the Obligations of, Seller...............35
SECTION 5.4  Limitation on Liability of Seller and Others..........................................36
SECTION 5.5  Seller May Own Notes or Certificates..................................................36

                                   ARTICLE VI

THE SERVICER                                                                                       36
SECTION 6.1  Representations of Servicer...........................................................36
SECTION 6.2  Indemnities of Servicer...............................................................38
SECTION 6.3  Merger or Consolidation of, or Assumption of the Obligations of, Servicer.............39
SECTION 6.4  Limitation on Liability of Servicer and Others........................................40
SECTION 6.5  Delegation of Duties..................................................................40
SECTION 6.6  Ford Credit Not to Resign as Servicer.................................................40
SECTION 6.7  Servicer May Own Notes or Certificates................................................41

                                   ARTICLE VII
SERVICING TERMINATION                                                                              41
SECTION 7.1  Events of Servicing Termination.......................................................41
SECTION 7.2  Appointment of Successor Servicer.....................................................43
SECTION 7.3  Repayment of Monthly Advances and Servicer Liquidity Advances.........................43
SECTION 7.4  Notification to Noteholders and Certificateholders....................................44
SECTION 7.5  Waiver of Past Events of Servicing Termination........................................44

                                  ARTICLE VIII

TERMINATION                                                                                        44
SECTION 8.1  Optional Purchase of All Receivables..................................................44
SECTION 8.2.  Succession Upon Satisfaction and Discharge of Indenture..............................45

                                   ARTICLE IX

MISCELLANEOUS PROVISIONS                                                                           45
SECTION 9.1  Amendment.............................................................................45
SECTION 9.2  Protection of Title to Trust Property.................................................47
SECTION 9.3  Governing Law.........................................................................49
SECTION 9.4  Notices...............................................................................49
SECTION 9.5  Severability of Provisions............................................................49
SECTION 9.6  Assignment............................................................................50
SECTION 9.7  Further Assurances....................................................................50
SECTION 9.8  No Waiver; Cumulative Remedies........................................................50
SECTION 9.9  Third-Party Beneficiaries.............................................................50
SECTION 9.10  Actions by Noteholders or Certificateholders.........................................50
SECTION 9.11  Agent for Service....................................................................51
SECTION 9.12  No Bankruptcy Petition...............................................................51
SECTION 9.13  Limitation of Liability of Owner Trustee and Indenture Trustee.......................51
SECTION 9.14  Savings Clause.......................................................................52

Schedule A....Schedule of Receivables                                                              SA-1
Schedule B    Location of Receivable Files...................................................      SB-1
Schedule C    Custodians for Receivable Files................................................      SC-1
Appendix A....Definitions and Usage                                                                AA-1

           SALE AND SERVICING AGREEMENT, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), by and among FORD CREDIT AUTO OWNER TRUST 2000-D (the "Issuer"), a Delaware business trust, FORD CREDIT AUTO RECEIVABLES TWO L.P., a Delaware limited partnership, as seller (the "Seller"), and FORD MOTOR CREDIT COMPANY, a Delaware corporation, as servicer (the "Servicer").

          WHEREAS, the Issuer desires to purchase a portfolio of receivables consisting of motor vehicle retail installment sale contracts generated by Ford Motor Credit Company and PRIMUS in the ordinary course of their business and conveyed to Issuer by the Seller on the Closing Date;

         WHEREAS, the Seller is willing to sell such portfolio of receivables and related property to the Issuer; and

         WHEREAS, Ford Motor Credit Company is willing to service such receivables on behalf of the Issuer;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

                  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

                                 TRUST PROPERTY

         SECTION 2.1 Conveyance of Trust Property. (a) In consideration of the Issuer's delivery to, or upon the order of, the Seller of the Notes and the Certificates in an aggregate principal amount equal to 96.34% of the Initial Pool Balance, the Seller does hereby irrevocably transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the following (collectively, the "Trust Property"): (i) the Receivables; (ii) with respect to Receivables that are Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Receivables that are Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files that relate to the Receivables; (vii) the Trust Accounts, the Certificate Interest Distribution Account, the Certificate Principal Distribution Account and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof;
(viii) all of the Seller's rights under this Agreement; (ix) all of the Seller's rights under the Purchase Agreement, including the right of the Seller to cause Ford Credit to repurchase Receivables from the Seller; (x) payments and proceeds with respect to the Receivables held by the Servicer; (xi) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Servicer or purchased by the Seller);
(xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and
(xiii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) Any transfer, assignment and conveyance made under Section 2.1(a) shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller to the Obligors, the Dealers or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.

         SECTION 2.2 Representations and Warranties of the Seller as to the Receivables. The Seller makes the following representations and warranties as to the Receivables on which the Issuer shall be deemed to have relied in accepting the Receivables. Such representations and warranties speak as of the Closing Date, but shall survive the transfer, assignment and conveyance of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (i) Characteristics of Receivables. Each Receivable (a) shall have been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased either (X) by the Seller from Ford Credit, which in turn shall have purchased such Receivable from a Dealer under an existing dealer agreement with Ford Credit, and which shall have been validly assigned by such Dealer to Ford Credit and which in turn shall have been validly assigned by Ford Credit to the Seller in accordance with its terms, or (Y) by the Seller from Ford Credit, which shall have been assigned such Receivable by PRIMUS, which in turn shall have purchased such Receivable from a Dealer or other finance source (provided that such purchase relates to an individual Receivable and not a bulk purchase) under an existing agreement with PRIMUS, and which shall have been validly assigned by such Dealer or other finance source to PRIMUS and shall have been validly assigned by PRIMUS to Ford Credit in the ordinary course of business and which in turn shall have been validly assigned by Ford Credit to the Seller in accordance with its terms, (b) shall have created or shall create a valid, subsisting, and enforceable first priority security interest in favor of Ford Credit in the Financed Vehicle, which security interest has been assigned by Ford Credit to the Seller, which in turn shall be assignable by the Seller to the Issuer, (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (d) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (e) shall provide for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance, and (f) is an Actuarial Receivable or a Simple Interest Receivable.

         (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders shall have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Issuer and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all material respects.

         (iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle shall have complied at the time it was originated or made and at the execution of this Agreement shall comply in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

         (iv) Binding Obligation. Each Receivable shall represent the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

         (v) No Government Obligor. None of the Receivables shall be due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or political subdivision of either thereof.

         (vi) Security Interest in Financed Vehicle. Immediately prior to the transfer, assignment and conveyance thereof, each Receivable shall be secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party or all necessary and appropriate actions shall have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party.

         (vii) Receivables in Force. No Receivable shall have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

         (viii) No Waiver.  No provision of a Receivable shall have been waived.

         (ix) No Defenses. No right of rescission, setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Receivable.

         (x) No Liens. To the best of the Seller's knowledge, no liens or claims shall have been filed for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

         (xi) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have arisen; and Ford Credit shall not waive any of the foregoing.

         (xii) Insurance. Ford Credit, in accordance with its customary standards, policies and procedures, shall have determined that, as of the date of origination of each Receivable, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

         (xiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute an absolute sale, transfer, assignment and conveyance of the Receivables from the Seller to the Issuer and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the transfer has been perfected under the UCC.

         (xiv) Valid Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Notes or the Certificates shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

         (xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

         (xvi) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

         (xvii) One Original. There shall be only one original executed copy of each Receivable. The Seller, or its custodian, has possession of such original with respect to each Receivable.

         (xviii) New and Used Vehicles. 70.00% of the aggregate Principal Balance of the Receivables, constituting 62.72% of the number of Receivables as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the Receivables represent vehicles financed at used vehicle rates.

         (xix) Amortization Type. By aggregate Principal Balance as of the Cutoff Date, 0.32% of the Receivables constitute Actuarial Receivables and 99.68% of the Receivables constitute Simple Interest Receivables.

         (xx) Origination. Each Receivable shall have an origination date on or after July 1, 1998.

         (xxi) PRIMUS. 12.24% of the aggregate Principal Balance of the Receivables as of the Cutoff Date, represent Receivables originated through PRIMUS and assigned to Ford Credit, and the remainder of the Receivables were originated through Ford Credit (excluding PRIMUS).

         (xxii) Maturity of Receivables. Each Receivable shall have an original maturity of not greater than sixty (60) months.

         (xxiii) Annual Percentage Rate. The Annual Percentage Rate of each Receivable shall be not less than 1.90% and not greater than 20.00%.

         (xxiv) Scheduled Payments. Each Receivable shall have a first Scheduled Payment due, in the case of Actuarial Receivables, or a first scheduled due date, in the case of Simple Interest Receivables, on or prior to July 31, 2000 and no Receivable shall have a payment that is more than thirty (30) days overdue as of the Cutoff Date.

         (xxv) Location of Receivable Files. The Receivable Files shall be kept at one or more of the locations listed in Schedule B-1 hereto or the offices of one of the custodians specified in Schedule B-2 hereto.

         (xxvi) No Extensions. The number of Scheduled Payments, in the case of Actuarial Receivables, and the number of scheduled due dates, in the case of Simple Interest Receivables, shall not have been extended on or before the Cutoff Date on any Receivable.

         (xxvii) Rating Agencies. The rating agencies rating the Notes and the Class C Certificates are Moody's, Standard & Poor's and Fitch and the rating agencies rating the Class D Certificates are Standard & Poor's and Fitch.

         (xxviii) Agreement. The representations and warranties of the Seller in Section 5.1 are true and correct.

         (xxix) No Receivables Originated in Alabama or Pennsylvania. No Receivable shall have been originated in Alabama or Pennsylvania.

         SECTION 2.3 Repurchase upon Breach. The Seller, the Servicer, the Issuer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement, the Indenture Trustee and Ford Credit promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made by the Seller pursuant to Section 2.2. Unless the breach shall have been cured by the last day of the second Collection Period following the discovery, the Indenture Trustee shall enforce the obligation of the Seller under this
Section 2.3, and, if necessary, the Seller or the Indenture Trustee shall enforce the obligation of Ford Credit under the Purchase Agreement, to repurchase any Receivable materially and adversely affected by the breach as of such last day (or, at the Seller's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount, in the manner specified in Section 4.6(a). The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the Seller's representations and warranties pursuant to Section 2.2 shall be to require the Seller to repurchase such Receivables pursuant to this
Section 2.3 or to enforce the obligation of Ford Credit to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

         SECTION 2.4 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture
Trustee, as pledgee of the Issuer pursuant to the Indenture (collectively, a "Receivable File"):

(i)       The original Receivable.

(ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

(iii) The original certificate of title or such documents that the Servicer or Ford Credit shall keep on file, in accordance with its customary standards, policies and procedures, evidencing the security interest of Ford Credit in the Financed Vehicle.

(iv) Any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

                  The Servicer shall provide an Officer's Certificate to the Issuer and the Indenture Trustee confirming that the Servicer has received on behalf of the Issuer and the Indenture Trustee all the documents and instruments necessary for the Servicer to act as the agent of the Issuer and the Indenture Trustee for the purposes set forth in this Section 2.4, including the documents referred to herein, and the Issuer and the Indenture Trustee are hereby authorized to rely on such Officer's Certificate.


         SECTION 2.5 Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records, and computer systems pertaining to each Receivable File as shall enable the Servicer and the Issuer to comply with the terms and conditions of this Agreement, and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others and, consistent with such reasonable care, the Servicer may utilize the services of third parties to act as custodian of physical Receivable Files, subject to Section 6.5. In accordance with its customary standards, policies and procedures with respect to its retail installment sale contracts, the Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

         (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B-1 to this Agreement or the offices of one of its custodians specified in Schedule B-2 of this Agreement, or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than ninety (90) days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors a list of locations of the Receivable Files, the Receivable Files, and the related accounts, records, and computer systems maintained by the Servicer at such times as the Issuer or the Indenture Trustee shall instruct, but only upon reasonable notice and during the normal business hours at the respective offices of the Servicer.

         (c) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer shall release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled by the Indenture Trustee with due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, shall have no further need therefor.

         SECTION 2.6 Instructions; Authority to Act. All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

         SECTION 2.7 Custodian's Indemnification. The Servicer as custodian shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

         SECTION 2.8 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section 2.8. If Ford Credit shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding or, with the consent of Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding, by the Owner Trustee or by Certificateholders of Certificates evidencing not less than 25% of the Aggregate Certificate Balance, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer shall deliver to the Indenture Trustee or the Indenture Trustee's agent the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate.

                                   ARTICLE III

                         ADMINISTRATION AND SERVICING OF

                         RECEIVABLES AND TRUST PROPERTY



         SECTION 3.1 Duties of Servicer. The Servicer shall manage, service, administer, and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions, making Monthly Advances pursuant to Section 4.4 and, in its sole discretion, making Servicer Liquidity Advances pursuant to Section 4.5. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Owner Trustee (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them. The Owner Trustee shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, shall obtain on behalf of the Issuer or the Owner Trustee all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer or the Owner Trustee in connection with ownership of the Receivables, and shall make all filings and pay all fees as may be required in connection therewith during the term hereof.

         SECTION 3.2 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable receivables that it services for itself or others. Subject to Sections 3.6(iii) and (iv), the Servicer may grant extensions, rebates, or adjustments on a Receivable; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond 6 months past the Final Scheduled Maturity Date, it shall promptly purchase the Receivable in the manner provided in Section 3.7. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

         SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer shall use reasonable efforts, consistent with its customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary standards, policies and procedures as it shall deem necessary or advisable in its servicing of comparable receivables, which may include reasonable efforts to realize upon any Dealer Recourse and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

         SECTION 3.4 Allocations of Collections. If an Obligor is obligated under one or more Receivables and also under one or more other assets owned by Ford Credit or assigned by Ford Credit to third parties, then any payment on any such asset received from or on behalf of such Obligor shall, if identified as being made with respect to a particular item or asset, be applied to such item, and otherwise shall be allocated by Ford Credit in accordance with its customary standards, policies and procedures.

         SECTION 3.5 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary standards, policies and procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

         SECTION 3.6 Covenants of Servicer. The Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder or repossession, (ii) impair the rights of the Noteholders or the Certificateholders in the Receivables, (iii) change the Annual Percentage Rate with respect to any Receivable, or (iv) modify the Amount Financed or the total number of Scheduled Payments (in the case of an Actuarial Receivable) or the total number of originally scheduled due dates (in the case of a Simple Interest Receivable).

         SECTION 3.7 Purchase of Receivables Upon Breach. (a) The Seller, the Servicer or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.5 or 3.6. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as determined by the Indenture Trustee (which shall include any Receivable as to which a breach of Section 3.6 has occurred) at the Purchase Amount. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.6(a). For purposes of this Section 3.7, the Purchase Amount shall consist in part of a release by the Servicer of all rights of reimbursement with respect to Outstanding Monthly Advances on the Receivable. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.5 or 3.6 shall be to require the Servicer to purchase Receivables pursuant to this
Section 3.7.

         (b) The Seller, the Servicer or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement in writing, upon the discovery of any breach of the representations and warranties of Ford Credit, as seller, set forth in Section 3.2(b) of the Purchase Agreement. Unless the breach shall have been cured by the last day of the second Collection Period following the discovery, the Servicer shall enforce the obligation of Ford Credit under the Purchase Agreement to repurchase any Receivable materially and adversely affected by the breach as of such last day (or, at Ford Credit's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, Ford Credit shall remit, pursuant to Section 5.2 of the Purchase Agreement, the Purchase Amount to the Servicer and the Servicer shall remit the Purchase Amount to the Collection Account as specified in Section 4.6(a) hereof.

         (c) With respect to all Receivables purchased pursuant to this Section 3.7, the Issuer shall assign to the Servicer or the Seller, as applicable, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

         SECTION 3.8 Servicer Fee. The Servicer shall be entitled to any interest earned on the amounts deposited in the Collection Account and the Payahead Account during each Collection Period plus all late fees, prepayment charges and other administrative fees and expenses or similar charges allowed by applicable law with respect to Receivables during each Collection Period (the "Supplemental Servicing Fee"). The Servicer also shall be entitled to the Servicing Fee, as provided herein.

         SECTION 3.9 Servicer's Certificate. (a) On or about the tenth day of each calendar month, the Servicer shall deliver to the Owner Trustee, each Note Paying Agent and Certificate Paying Agent, the Indenture Trustee, the Swap Counterparty and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Sections 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 for the Collection Period preceding the date of such Servicer's Certificate, together with the written statements to be furnished by the Owner Trustee to Certificateholders pursuant to Section 4.10 and by the Indenture Trustee to the Noteholders pursuant to Section 4.10 hereof and Section
6.6 of the Indenture. Receivables purchased or to be purchased by the Servicer or the Seller shall be identified by the Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

                  (b) On or about the fifth (but in no event later than the tenth) calendar day of each calendar month, the Servicer shall deliver to the respective underwriters of the Notes the Note Pool Factor for each Class or Subclass of Notes and, in the event that the Certificates have been sold by the Seller subsequent to the date hereof, to the respective underwriters (if applicable) of the Certificates, the Certificate Pool Factor for each Class of Certificates as of the close of business on the Distribution Date occurring in that month.

         SECTION 3.10 Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before April 30 of each year beginning April 30, 2001, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Servicer during the preceding 12-month (or shorter) period and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such Officer's Certificate and the report referred to in
Section 3.11 may be obtained by any Certificateholder by a request in writing to the Owner Trustee, or by any Noteholder or Person certifying that it is a Note Owner by a request in writing to the Indenture Trustee, in either case addressed to the applicable Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

         (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section
7.1. The Seller shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under clause
(a)(ii) of Section 7.1.

         SECTION 3.11 Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer or to the Seller or to Ford Credit, to deliver to the Owner Trustee and the Indenture Trustee on or before April 30 of each year beginning April 30, 2001 with respect to the prior calendar year a report addressed to the board of directors of the Servicer and to the Owner Trustee and the Indenture Trustee, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (1) was made in accordance with generally accepted auditing standards, (2) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement, and (3) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that such firm is required to report under the Program.

                  The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 3.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files in such cases where the Certificateholders, the Indenture Trustee or the Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 3.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.12. The Servicer shall provide such information with respect to the Receivables as the Rating Agencies may reasonably request, including as soon as practicable a periodic report of the aggregate principal balance of Receivables which become Liquidated Receivables during each Collection Period.

         SECTION 3.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee and the Indenture Trustee, independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders.

                                   ARTICLE IV

                         DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

         SECTION 4.1 Accounts. (a) The Servicer shall, prior to the Closing Date, establish and maintain a segregated trust account in the name "The Chase Manhattan Bank as Indenture Trustee, as secured party from Ford Credit Auto Owner Trust 2000-D", at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Chase Manhattan
Bank), which shall be designated as the "Collection Account". Initially, the Collection Account shall be account number C-70887 and shall include any successor or replacement accounts thereto. The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Collection Account in accordance with the terms of the Basic Documents. The Collection Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Collection Account shall be established and maintained at a Qualified Institution or Qualified Trust Institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property. All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.

                  If the Servicer is required to remit collections pursuant to the first sentence of Section 4.2, all amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Collection Account in Permitted Investments that mature not later than the Business Day immediately prior to the Distribution Date for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be withdrawn from the Collection Account at the written direction of the Servicer and shall be paid to the Servicer. In the event that the Collection Account is no longer to be maintained at the corporate trust department of The Chase Manhattan Bank, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause the Collection Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

         (b) The Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account at the bank or trust company then maintaining the Collection Account, which subaccount shall be designated as the "Principal Distribution Account". The Principal
Distribution Account is established and maintained solely for administrative purposes.

         (c) The Servicer shall, prior to the Closing Date, establish and maintain two segregated trust accounts, each in the name "The Bank of New York as Owner Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Bank of New
York), which shall be designated as the "Certificate Interest Distribution Account" and the "Certificate Principal Distribution Account", respectively.
Each Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in each Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that either Certificate Distribution Account is no longer to be maintained at the corporate trust department of The Bank of New York the Servicer shall, with the Owner Trustee's assistance as necessary, cause such Certificate Distribution Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent). Each Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

         (d) The Servicer shall, prior to the Closing Date, establish and maintain a segregated trust account in the name of "The Chase Manhattan Bank as Indenture Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Chase Manhattan
Bank), which shall be designated as the "Payahead Account". The Payahead Account shall be held in trust for the benefit of the Obligors. The Payahead Account shall be under the sole dominion and control of the Indenture Trustee; provided that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Payahead Account in accordance with the Basic Documents. The Payahead Account shall not be a part of the Trust Property. All deposits to and withdrawals from the Payahead Account shall be made only upon the terms and conditions of the Basic Documents.

                  If the Servicer is required to remit collections pursuant to the first sentence of Section 4.2, all amounts held in the Payahead Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Payahead Account in Permitted Investments that mature not later than the Business Day immediately prior to the Distribution Date for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Payahead Account shall be withdrawn from the Payahead Account at the direction of the Servicer and shall be paid to the Servicer. In the event that the Payahead Account is no longer to be maintained at the corporate trust department of The Chase Manhattan Bank, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause the Payahead Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

         (e) Notwithstanding the provisions of clause (d) above and of Section 4.7(a)(ii), for so long as (i) Ford Credit is the Servicer, (ii) the rating of Ford Credit's short-term unsecured debt is at least P-1 by Moody's, at least A-1 by Standard & Poor's and at least F-1 by Fitch and (iii) no Event of Servicing Termination shall have occurred (each, a "Monthly Remittance Condition"), Payaheads need not be remitted to and deposited in the Payahead Account but instead may be remitted to and held by the Servicer. So long as each Monthly Remittance Condition is satisfied, the Servicer shall not be required to segregate or otherwise hold separate any Payaheads remitted to the Servicer as aforesaid but shall be required to remit Payaheads to the Collection Account in accordance with Section 4.7(a)(i). At any time that any Monthly Remittance Condition is not satisfied, the Servicer shall deposit in the Payahead Account the amount of any Payaheads then held or received by it (which amount shall be at least equal to the Payahead Balance as of the close of business on the last day of the immediately preceding Collection Period). Notwithstanding the foregoing, if a Monthly Remittance Condition is not satisfied the Servicer may utilize, with respect to Payaheads, an alternative remittance schedule (which may include the remittance schedule utilized by the Servicer before the Monthly Remittance Condition became unsatisfied), if the Servicer provides to the Owner Trustee and the Indenture Trustee written confirmation from each Rating Agency that such alternative remittance schedule will not result in the downgrading or withdrawal by such Rating Agency of the ratings then assigned to the Notes and the Certificates. The Owner Trustee and the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (iii) of the first sentence of this Section 4.1(e) that would require remittance of the Payaheads to the Payahead Account unless the Owner Trustee or the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding or from the Certificateholders of Certificates evidencing not less than 25% of the Aggregate Certificate Balance or unless a Trustee Officer in the Corporate Trust Office with knowledge hereof and familiarity herewith has actual knowledge of such event or circumstance.

         (f) The Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account in the name of "The Chase Manhattan Bank as Indenture Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Chase Manhattan Bank), which subaccount shall be designated as the "Accumulation Account". The Accumulation Account shall be held in trust for the benefit of the Noteholders. The Accumulation Account shall be under the sole dominion and control of the Indenture Trustee; provided that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Accumulation Account in accordance with the Basic Documents. All monies deposited from time to time in the Accumulation Account shall be held by the Indenture Trustee as part of the Trust Property and all deposits to and withdrawals from the Accumulation Account shall be made only upon the terms and conditions of the Basic Documents.

                  All amounts held in the Accumulation Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Accumulation Account in Permitted Investments that mature not later than the Business Day immediately prior to the Distribution Date for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. All interest and other income on funds on deposit in the Accumulation Account shall be withdrawn and deposited in the Collection Account for distribution on each Distribution Date in accordance with Section 4.7(c). In the event that the Accumulation Account is no longer to be maintained at the corporate trust department of The Chase Manhattan Bank, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause the Accumulation Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

         (g) The Servicer shall, prior to the Closing Date, establish and maintain a segregated trust account in the name of "The Chase Manhattan Bank as Indenture Trustee" at a Qualified Institution or Qualified Trust Institution (which shall initially be the corporate trust department of The Chase Manhattan
Bank), which shall be designated as the "VPTN Proceeds Account". The VPTN Proceeds Account shall be held in trust for the benefit of the holders of the Subclass of Class A Notes to be paid on its Targeted Scheduled Distribution Date from the proceeds of issuance after the Closing Date of VPTNs deposited to such account from time to time. The VPTN Proceeds Account shall be under the sole dominion and control of the Indenture Trustee; provided that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the VPTN Proceeds Account in accordance with the Basic Documents. All monies deposited from time to time in the VPTN Proceeds Account shall be held by the Indenture Trustee as part of the Trust Property and all deposits to and withdrawals from the VPTN Proceeds Account shall be made only upon the terms and conditions of the Basic Documents.

         SECTION 4.2 Remittance of Collections by the Servicer. The Servicer shall remit to the Collection Account within two (2) Business Days of the receipt thereof (i) all payments by or on behalf of the Obligors (including Payaheads on the Receivables, but excluding Purchased Receivables) and (ii) all Liquidation Proceeds, both as collected during the Collection Period. Ford Credit, so long as it is acting as the Servicer, may make remittances of collections on a less frequent basis than that specified in the immediately preceding sentence. It is understood that such less frequent remittances may be made only on the specific terms and conditions set forth below in this Section
4.2  and  only  for  so  long  as  such  terms  and  conditions  are  fulfilled.
Accordingly,  notwithstanding  the  provisions  of the  first  sentence  of this
Section 4.2, the Servicer shall remit collections received during a Collection Period to the Collection Account in immediately available funds on the Business Day preceding the related Distribution Date (or, with the prior consent of the Rating Agencies, on the related Distribution Date) but only for so long as each Monthly Remittance Condition is satisfied. Notwithstanding the foregoing, if a Monthly Remittance Condition is not satisfied the Servicer may utilize an alternative remittance schedule (which may include the remittance schedule utilized by the Servicer before the Monthly Remittance Condition became unsatisfied), if the Servicer provides to the Owner Trustee and the Indenture Trustee written confirmation from each Rating Agency that such alternative remittance schedule will not result in the downgrading or withdrawal by such Rating Agency of the ratings then assigned to the Notes and the Certificates. The Owner Trustee or the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause (iii) of the definition of Monthly Remittance Condition that would require remittance by the Servicer to the Collection Account within two Business Days of receipt as aforesaid unless the Owner Trustee or the Indenture Trustee has received notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Notes Outstanding or from the Certificateholders of Certificates evidencing not less than 25% of the Aggregate Certificate Balance or a Trustee Officer in the Corporate Trust Office with knowledge hereof or familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer or by other means.

         SECTION 4.3 Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied by the Servicer as follows: (i) payments by or on behalf of the Obligor which are not late fees, prepayment charges, or other administrative fees and expenses, or similar charges which constitute the Supplemental Servicing Fee shall be applied first to reduce Outstanding Monthly Advances made with respect to such Receivable, as described in Sections 4.4(a) and (b) below and (ii) next, any excess shall be applied (i) in the case of Simple Interest Receivables, to interest and principal on the Receivable in accordance with the Simple Interest Method and
(ii) in the case of Actuarial Receivables, to the Scheduled Payment with respect to such Receivable and any remaining excess (except for partial prepayments which cause a reduction in the Obligor's periodic payment to below the Scheduled Payment as of the Cutoff Date) shall be added to the Payahead Balance, and shall be applied to prepay the Actuarial Receivable but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Actuarial Receivable in full, otherwise such excess shall constitute a Payahead, and shall increase the Payahead Balance.

         SECTION 4.4 Monthly Advances. (a) As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on an Actuarial Receivable (other than a Purchased Receivable) after application under Section 4.3 shall be less than the Scheduled Payment, whether as a result of any extension granted to the Obligor or otherwise, the Payahead Balance, if any, with respect to such Receivables shall be applied by the Indenture Trustee to the extent of the shortfall, and such Payahead Balance shall be reduced accordingly. Next, subject to the following sentence, the Servicer shall make an advance of any remaining shortfall (such amount, an "Actuarial Advance"). The Servicer will be obligated to make an Actuarial
Advance in respect of an Actuarial Receivable only to the extent that the Servicer, in its sole discretion, shall determine that the Actuarial Advance shall be recoverable from subsequent collections or recoveries on any Actuarial Receivable. With respect to each Actuarial Receivable, the Actuarial Advance shall increase Outstanding Actuarial Advances. Outstanding Actuarial Advances shall be reduced by subsequent payments by or on behalf of the Obligor, collections of Liquidation Proceeds and payments of the Purchase Amount.

                  If the Servicer shall determine that an Outstanding Actuarial Advance with respect to any Actuarial Receivable shall not be recoverable, the Servicer shall be reimbursed from any collections made on other Receivables in the Trust, and Outstanding Actuarial Advances with respect to such Actuarial Receivable shall be reduced accordingly.

         (b) As of the close of business on the last day of each Collection Period, the Servicer shall advance an amount equal to the amount of interest due on the Simple Interest Receivables at their respective APRs for the related Collection Period (assuming the Simple Interest Receivables pay on their respective due dates) minus the amount of interest actually received on the Simple Interest Receivables during the related Collection Period (such amount, a "Simple Interest Advance"). With respect to each Simple Interest Receivable, the Simple Interest Advance shall increase Outstanding Simple Interest Advances. If such calculation results in a negative number, an amount equal to such negative number shall be paid to the Servicer and the amount of Outstanding Simple Interest Advances shall be reduced by such amount. In addition, in the event that a Simple Interest Receivable becomes a Liquidated Receivable, Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be paid to the Servicer to reduce Outstanding Simple Interest Advances, but only to the extent of any Outstanding Simple Interest Advances. The Servicer shall not make any advance in respect of principal of Simple Interest Receivables.

                  If the Servicer shall determine that an Outstanding Simple Interest Advance with respect to any Simple Interest Receivable shall not be recoverable, the Servicer shall be reimbursed from any collections made on other Receivables in the Trust, but only to the extent that such Outstanding Simple Interest Advance represents accrued and unpaid interest on such Simple Interest Receivable. Outstanding Simple Interest Advances with respect to such Simple Interest Receivable shall be reduced by the amount of such reimbursement.

         (c) In the event that an Obligor shall prepay a Receivable in full, if the related contract did not require such Obligor to pay a full month's interest, for the month of prepayment, at the APR, the Servicer shall make an unreimbursable advance of the amount of such interest.

         SECTION 4.5 Servicer Liquidity Advances. If, on a Targeted Scheduled Distribution Date for any Subclass of Class A Notes, the Issuer has entered into a binding agreement with an Eligible Purchaser for the sale of any VPTNs to be issued on such Targeted Scheduled Distribution Date and the Servicer determines that the proceeds from such sale will not be received by the Issuer on that Targeted Scheduled Distribution Date in time to make timely payments on the related Subclass of Class A Notes on such Targeted Scheduled Distribution Date, the Servicer may, in its sole discretion, make a liquidity advance in the amount equal to the expected proceeds if it determines, in its sole discretion, that it has received reasonable assurance from the purchaser of the VPTNs to the effect that the full amount of the expected proceeds will be delivered not more than two Business Days after such Targeted Scheduled Distribution Date (such liquidity advance, a "Servicer Liquidity Advance"). The Servicer shall deposit any such Servicer Liquidity Advance in the VPTN Proceeds Account. If the Servicer makes a Servicer Liquidity Advance, then promptly upon receipt by the Issuer of the purchase price of such VPTN from the Eligible Purchaser, the Indenture Trustee shall apply such funds to reimburse the Servicer for that related Servicer Liquidity Advance, with interest to the extent any amount paid by the purchaser with respect to accrued interest on the VPTN.

         SECTION 4.6 Additional Deposits to Collection Account and Withdrawals from Reserve Account. (a) The Servicer shall deposit in the Collection Account the aggregate Monthly Advances pursuant to Sections 4.4(a) and (b) and. the aggregate advances pursuant to Section 4.4(c). The Servicer and the Seller shall deposit in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Distribution Date (or, with the prior consent of the Rating Agencies, on the Distribution Date) related to such Collection Period.

         (b) The Indenture Trustee shall, on the Distribution Date relating to each Collection Period, make withdrawals from the Reserve Account (i) first, in an amount equal to the Reserve Account Release Amount, (ii) second, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the second sentence of Section 4.7(b), (iii) third, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the third sentence of
Section 4.7(b) and (iv) fourth, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the fourth sentence of Section 4.7(b), and, in each case, shall deposit such funds into the Collection Account.

         (c) On each Targeted Scheduled Distribution Date, the purchaser of a VPTN shall deposit in the VPTN Proceeds Account the purchase price of any VPTNs issued by the Issuer on such Distribution Date pursuant to Section 2.2(d) of the Indenture and Section 2(b) of the Administration Agreement and the Servicer shall deposit any Servicer Liquidity Advance made by the Servicer pursuant to
Section 4.5.

         SECTION 4.7 Distributions. (a) On each Distribution Date, the Indenture Trustee shall cause to be made the following transfers and distributions in the amounts set forth in the Servicer's Certificate for such Distribution Date:

         (i) From the Payahead Account, or from the Servicer in the event the provisions of Section 4.1(e) above are applicable, to the Collection Account, in immediately available funds, (x) the portion of Payaheads constituting Scheduled Payments or prepayments in full, required by Sections 4.3 and 4.4(a), and (y) the Payahead Balance, if any, relating to any Purchased Receivable.

         (ii) From the Collection Account to the Payahead Account, or to the Servicer in the event the provisions of Section 4.1(e) above are applicable, in immediately available funds, the aggregate Payaheads required by Section 4.3 for the Collection Period related to such Distribution Date.

         (iii) From the Principal Distribution Account to the Accumulation Account, in immediately available funds, the amount specified as the deposit to the Accumulation Account in the Servicer's Certificate required by Section 3.9 for the Collection Period related to such Distribution Date.

         (iv) From the Collection Account to the Servicer, in immediately available funds, repayment of Outstanding Monthly Advances pursuant to Sections 4.4(a) and (b).

         (b) Prior to each Distribution Date, the Servicer shall on or before each Determination Date calculate the Available Collections, the Reserve Account Release Amount, the Accumulation Amount, the Available Funds, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, if any, the Swap Payment, any Swap Termination Payment, the Accrued Class A Note Interest, the Accrued VPTN Interest, the First Priority Principal Distribution Amount, the Accrued Class B Note Interest, the Second Priority Principal Distribution
Amount, the Accrued Class C Certificate Interest, the Accrued Class D Certificate Interest , the Regular Principal Distribution Amount and if such Distribution Date is a Targeted Scheduled Distribution Date, the amount of any VPTN to be issued. In addition, the Servicer shall calculate on or before each Determination Date the difference, if any, between the Total Required Payment and the Available Funds and, pursuant to Section 4.6(b), the Indenture Trustee shall withdraw funds from the Reserve Account in an amount equal to the lesser of such difference (if positive) or the balance of such Reserve Account. On or before the Determination Date immediately preceding the Final Scheduled Distribution Date with respect to any Class of Notes or either Class of Certificates, the Servicer shall calculate the difference, if any, between (i) the amount required to pay such Class of Notes or such Class of Certificates in full in accordance with the priorities set forth in Sections 4.7(c) and (d), and
(ii) the sum of the Available Funds plus the amount withdrawn from the Reserve Account in accordance with the preceding sentence, and pursuant to Section 4.6(b), the Indenture Trustee shall withdraw funds from the Reserve Account in the amount of such difference (if positive). The Servicer also shall calculate, on or before each Determination Date, (i) the sum of the Available Funds plus the amounts withdrawn from the Reserve Account in accordance with the two immediately preceding sentences plus the amount remaining on deposit in the Reserve Account after the withdrawal of such amounts, and (ii) the amount required to pay the Servicing Fee and principal and interest of each Class of Notes and Certificates in full in accordance with the priorities set forth in Sections 4.7(c) and (d), and, if the amount determined pursuant to clause (i) of this sentence is greater than the amount determined pursuant to clause (ii) of this sentence, the Indenture Trustee, pursuant to Section 4.6(b), shall withdraw funds from the Reserve Account in an amount which is, together with Available Funds and the amounts withdrawn from the Reserve Account in accordance with the two immediately preceding sentences, sufficient to pay the amount specified in clause (ii) of this sentence.

         (c) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to
Section 3.9), to make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Funds on deposit in the Collection Account with respect to the Collection Period preceding such Distribution Date (including investment earnings, if any, transferred from the Accumulation Account pursuant to Section 4.1(f) and funds, if any, transferred from the Payahead Account pursuant to this Section 4.7) and funds deposited therein from the Reserve Account pursuant to Section 4.6(b), in the following order of priority:

         (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

         (ii)       second, to the Swap Counterparty, the Swap Payment;

         (iii) third, with the same priority and ratably, in accordance with the outstanding principal balance of the Class A Notes, the outstanding principal balance of the VPTNs and the amount of any Swap Termination Payment due and payable by the Issuer to the Swap Counterparty (1) to the Class A Noteholders, the Accrued Class A Note Interest, (2) to the VPTN Noteholders, the Accrued VPTN Interest and (3) to the Swap Counterparty, any Swap Termination Payment; provided, that, if any amounts allocable to the Class A Notes or VPTNs are not needed to pay interest due on such Notes, such amounts shall be applied to pay the portion, if any, of any Swap Termination Payment remaining unpaid; provided, further, that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, payments among the Class A Notes will be made pro rata and if there are not sufficient funds available to pay the entire amount of the Accrued VPTN Interest, payments among the VPTNs will be made pro rata;

         (iv) fourth, to the Principal Distribution Account, the First Priority Principal Distribution Amount;

         (v) fifth,  to the  Noteholders  of Class B Notes,  the Accrued Class B
         Note Interest; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class B Note Interest, the amounts available shall be applied to the payment of such interest on the Class B Notes on a pro rata basis;

         (vi) sixth, to the Principal Distribution Account, the Second Priority Principal Distribution Amount;

         (vii) seventh, to the Certificate Interest Distribution Account, the Accrued Class C Certificate Interest;

         (viii) eighth, to the Certificate Interest Distribution Account, the Accrued Class D Certificate Interest.

         (ix) ninth, to the Reserve Account, the amount, if any, required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance;


         (x) tenth, to the Principal Distribution Account, the Regular Principal Distribution Amount; and

         (xi) eleventh, to the Seller, any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Distribution Date.

                  Notwithstanding the foregoing, (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.1(iii) of the Indenture has occurred and the Notes have been accelerated), the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses (i), (ii) and (iii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes and the VPTNs to zero, (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(iii) of the Indenture which has resulted in an acceleration of the Notes, the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses (i), (ii), (iii),
(iv) and (v) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and (C) in the case of an event described in clause (A) or (B), the Certificateholders will not receive any distributions of principal or interest until the principal amount and accrued interest on all the Notes has been paid in full.

         (d) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to
Section 3.9), to withdraw the funds on deposit in the Principal Distribution Account, any funds on deposit in the Accumulation Account (exclusive of investment earnings) and, if such Distribution Date is a Targeted Scheduled Distribution Date, any funds on deposit in the VPTN Proceeds Account and make distributions and payments in the following order of priority:

         (1) FIRST, to the holders of the Class A Notes and VPTNs in reduction of principal until the principal amounts of the outstanding Class A Notes and VPTNs have been paid in full, in accordance with the following:

                           (A) On each Targeted Scheduled Distribution Date for a Subclass of Class A Notes,

                           (i)      first,

                                    (a) from amounts on deposit in the Principal
                                    Distribution  Account to the  holders of the
                                    outstanding   VPTNs,   if  any,   the   VPTN
                                    Percentage   of  such   amounts   until  all
                                    outstanding VPTNs are paid in full; and

                                    (b) from amounts on deposit in the Principal
                                    Distribution  Account to the  holders of the
                                    Subclass  of  Class  A  Notes,  the  Class A
                                    Percentage   of  such   amounts   until  the
                                    principal   amount   of  the   Subclass   or
                                    Subclasses of Class A Notes which have reached or passed their Targeted Scheduled Distribution Date have been paid in full;

                           (ii) second, from amounts on deposit in the Accumulation Account, if any, to the holders of such Subclass of Class A Notes which has reached its Targeted Scheduled Distribution Date until paid in full;

                           (iii) third, from amounts on deposit in the VPTN Proceeds Account to the holders of such Subclass or Subclasses of Class A Notes which have reached or passed their Targeted Scheduled Distribution Date until paid in full; and

                           (iv) fourth, from any remaining amounts on deposit in the Principal Distribution Account to the holders of the VPTNs until paid in full, and then any remaining amounts will be deposited to the Accumulation Account if any Class A Notes are outstanding which have not reached or passed their Targeted Scheduled Distribution Date.

                  (B) On each Distribution Date that is not a Targeted Scheduled Distribution Date for a Subclass of Class A Notes and is not during a Curable Sequential Amortization Period or an Extended Sequential Amortization Period,

                           (i)      first,   from  amounts  on  deposit  in  the
                                    Principal   Distribution   Account   to  the
                                    holders of the outstanding VPTNs, if any, until all outstanding VPTNs have been paid in full; and

                           (ii)     second, if any Class A Notes remain
                                    outstanding, the remainder, if any, to the Accumulation Account.

              (C) On each Distribution Date that is not a Targeted Scheduled Distribution Date for a Subclass of Class A Notes and is during a Curable Sequential Amortization Period,

                           (i)      first,

                                    (a)     from   amounts  on  deposit  in  the
                                            Principal  Distribution  Account  to
                                            the   holders  of  the   outstanding
                                            VPTNs,  if any, the VPTN  Percentage
                                            of   such    amounts    until    all
                                            outstanding  VPTNs have been paid in
                                            full;

                                    (b)     from   amounts  on  deposit  in  the
                                            Principal  Distribution  Account  to
                                            the holders of the Subclass of Class
                                            A Notes  which  was not paid in full
                                            on    its     Targeted     Scheduled
                                            Distribution   Date,   the  Class  A
                                            Percentage of such amounts until the
                                            principal amount of such Subclass of
                                            Class A Notes has been paid in full;
                                            and

                           (ii) second, from any remaining amounts on deposit in the Principal Distribution Account, to the holders of the VPTNs until paid in full, and then any remaining amounts will be deposited to the Accumulation Account if any Class A Notes are outstanding,

              (D) On each Distribution Date that is not a Targeted Scheduled Distribution Date for a Subclass of Class A Notes and is during an Extended Sequential Amortization Period,

                           (i) from amounts on deposit in the Principal Distribution Account to the holders of all of the outstanding Subclasses of Class A Notes the Class A Percentage of all amounts on deposit in the Principal Distribution Account until the principal amount of all such outstanding Subclasses of Class A Notes have been paid in full, in the following order of priority:

                                            (a) first, to the Noteholders of the
                                            Class  A-1  Notes  in  reduction  of
                                            principal until the principal amount
                                            of the  Outstanding  Class A-1 Notes
                                            has been paid in full;

                                                     (b)    second,    to    the
                                            Noteholders  of the  Class A-2 Notes
                                            in reduction of principal  until the
                                            principal  amount of the Outstanding
                                            Class  A-2  Notes  has been  paid in
                                            full;


                                                     (c)    third,     to    the
                                            Noteholders  of the  Class A-3 Notes
                                            in reduction of principal  until the
                                            principal  amount of the Outstanding
                                            Class  A-3  Notes  has been  paid in
                                            full;

                                                     (d)    fourth,    to    the
                                            Noteholders  of the  Class A-4 Notes
                                            in reduction of principal  until the
                                            principal  amount of the Outstanding
                                            Class  A-4  Notes  has been  paid in
                                            full;

                                                     (e)    fifth,     to    the
                                            Noteholders  of the  Class A-5 Notes
                                            in reduction of principal  until the
                                            principal  amount of the Outstanding
                                            Class  A-5  Notes  has been  paid in
                                            full; and

                                    (ii)  from   amounts   on   deposit  in  the
                                    Principal   Distribution   Account   to  the
                                    holders  of the  VPTNs,  if  any,  the  VPTN
                                    Percentage   of  such   amounts   until  all
                                    outstanding VPTNs have been paid in full;

         (2) SECOND, to the holders of the Class B Notes in reduction of principal until the principal amount of the outstanding Class B Notes has been paid in full;

         (3) THIRD to the Certificate Principal Distribution Account, until the Certificate Balance of the Class C Certificates has been paid in full;

         (4) FOURTH, to the Certificate Principal Distribution Account, until the Certificate Balance of the Class D Certificates has been paid in full; and

         (5) FIFTH, to the seller, any funds remaining on deposit in the Principal Distribution Account;


provided, in each case, that in the event there are not sufficient funds to pay the principal amount of all Notes or Certificates within a Subclass or Class having the same priority, principal payments shall be made to each holder within such Subclass or Class on a pro rata basis, and provided, further, all of the Subclasses of Class A Notes will be paid sequentially, so that no principal payments will be made on any Subclass of Class A Notes, until all Subclasses of Class A Notes with a lower numerical designation have been paid in full; and provided further if at any time more than one VPTN is outstanding, principal will be paid to the VPTNs sequentially, with the earliest issued VPTN being paid in full before any principal is paid to any VPTN with a later issuance date.

         SECTION 4.8 Reserve Account. (a)(i) The Seller shall, prior to the Closing Date, establish and maintain an account in the name "The Chase Manhattan Bank as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 2000-D" at a Qualified Institution or Qualified Trust Institution, which shall be designated as the "Reserve Account" (the Reserve Account, together with the Collection Account (including the Principal Distribution Account), the Accumulation Account and the VPTN Proceeds Account, the "Trust Accounts"). The Reserve Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to the Reserve Account in accordance with the Basic Documents and so long as no Default or Event of Default shall have occurred and be continuing all or a portion of the funds in the Reserve Account shall be invested by the applicable Qualified Institution or Qualified Trust Institution maintaining such account at the direction of the Seller in Permitted Investments without requiring any action from the Indenture Trustee. The Seller shall not direct the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account to make any investment of any funds or to sell any investment held in the Reserve Account unless the security interest Granted and perfected in such account in favor of the Indenture Trustee will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction by the Seller to make any such investment or sale, if requested by the applicable Qualified Institution or Qualified Trust Institution, the Seller shall deliver to such Qualified Institution or Qualified Trust Institution an Opinion of Counsel, acceptable to such Qualified Institution or Qualified Trust Institution, to such effect. If (i) the Seller shall have failed to give investment directions for any funds on deposit in the Reserve Account to the Qualified Institution or Qualified Trust Institution maintaining such account by 11:00 a.m. New York Time (or such other time as may be agreed by the Issuer and such Qualified Institution or Qualified Trust Institution) on the Business Day preceding each Distribution Date, (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 of the Indenture or
(iii) the Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.4 of the Indenture as if there had not been such a declaration, then the Qualified Institution or Qualified Trust Institution shall, to the fullest extent practicable, invest and reinvest funds in the Reserve Account in one or more Permitted Investments described in clause
(b) of the definition thereof. The Reserve Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Reserve Account shall be established and maintained at a Qualified Institution or Qualified Trust Institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. On the Closing Date, the Seller shall deposit the Reserve Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes and the Certificates. The Reserve Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Reserve Account (such amounts, the "Reserve Account Property") shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property, and all deposits to and withdrawals from therefrom shall be made only upon the terms and conditions of the Basic Documents.

              The Reserve Account Property shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Seller, by the bank or trust company then maintaining the Reserve Account in Permitted Investments that mature not later than the Business Day preceding the next Distribution Date and such Permitted Investments shall be held to maturity; provided, however, that upon satisfaction of the Rating Agency Condition, funds in the Reserve Account may be invested in Permitted Investments that will not mature prior to the next Distribution Date and will not be required to be sold or liquidated to meet any shortfalls that may occur. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be deposited therein. In the event the Reserve Account is no longer to be maintained at the corporate trust department of The Chase Manhattan Bank, the Seller shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause the Reserve Account to be moved to a Qualified Institution or a Qualified Trust Institution within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent).

         (ii)   With respect to Reserve Account Property:

                  (A) any Reserve Account Property that is a "financial asset" as defined in Section 8-102(a)(9) of the UCC shall be physically delivered to, or credited to an account in the name of, the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account in accordance with such institution's customary procedures such that such institution establishes a "securities entitlement" in favor of the Indenture Trustee with respect thereto; and

                  (B) any Reserve Account Property that is held in deposit accounts shall be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account shall be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee shall have sole signature authority with respect thereto.

         (iii) Except for any deposit accounts specified in clause (ii)(B) above, the Reserve Account shall only be invested in securities or in other assets which the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account agrees to treat as "financial assets" as defined in Section 8-102(a)(9) of the UCC.


         (b) If the Servicer pursuant to Section 4.4 determines on or before any Determination Date that it is required to make a Monthly Advance and does not do so from its own funds, the Servicer shall promptly instruct the Indenture Trustee in writing to withdraw funds, in an amount specified by the Servicer, from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 4.4 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Monthly Advances to the Indenture Trustee, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used.

         (c) Following the payment in full of the aggregate principal amount of the Notes and the Aggregate Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders and the termination of the Trust, any remaining Reserve Account Property shall be distributed to the Seller.

         (d) The Seller shall be permitted to sell, transfer, convey or assign in any manner its rights in the Reserve Account under this Section 4.8(c), together with its rights to receive amounts under Section 4.7(c)(xi) of this Agreement and Sections 5.4(b)(ix) and 8.2(c)(xi) of the Indenture, provided that each of the following:

              (i) the Rating Agency Condition is satisfied with respect such action;

              (ii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation; and

              (iii) the transferee or assignee agrees in writing to take positions for federal and any Applicable Tax State income tax purposes consistent with the tax positions taken previously by the Seller.


         SECTION 4.9 Net Deposits. For so long as (i) Ford Credit shall be the Servicer, (ii) the Servicer shall be entitled pursuant to Section 4.2 to remit collections on a monthly basis rather than within two Business Days of receipt, and (iii) the Servicer shall be entitled pursuant to Section 4.1(e) to retain Payaheads rather than deposit them in the Payahead Account. Ford Credit may make the remittances pursuant to Sections 4.2, 4.5 and 4.6 above, net of amounts to be  distributed  to Ford Credit  pursuant to Section  4.7(c).  Nonetheless,  the
Servicer shall account for all of the above described remittances and distributions except for the Supplemental Servicing Fee in the Servicer's Certificate as if the amounts were deposited and/or transferred separately.

         SECTION 4.10 Statements to Noteholders and Certificateholders. On each Distribution Date, the Servicer shall provide to the Indenture Trustee (with copies to the Rating Agencies and each Note Paying Agent) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with copies to the Rating Agencies and to each
Certificate Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement based on information in the Servicer's Certificate furnished pursuant to Section 3.9, setting forth for the Collection Period relating to such Distribution Date the following information as to the Notes and the Certificates to the extent applicable:

              (i) the amount of such distribution allocable to principal allocable to each Class or Subclass, as applicable, of the Notes and the Certificates;

              (ii) the amount of such distribution allocable to interest allocable to each Class or Subclass, as applicable, of the Notes and the Certificates;

              (iii) the amount of any draws from the Reserve Account, if any;

              (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

              (v) the Specified Overcollateralization Amount and the Specified Credit Enhancement Amount as of such Distribution Date;

              (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Distribution Date;

              (vii) the amounts of the Noteholders' Interest Carryover Shortfall and the Certificateholders' Interest Carryover Shortfall, if any, on such Distribution Date and the change in such amounts from the preceding Distribution Date;

              (viii) the aggregate outstanding principal amount of each Class of Notes, the Note Pool Factor for each Class of Notes, the Certificate Balance of each Class of Certificates and the Certificate Pool Factor for each Class of Certificates as of such Distribution Date;

              (ix) the amount of any previously due and unpaid payment of principal of the Notes or of the Certificate Balance, as applicable, and the change in such amount from that of the prior Distribution Date;

              (x) the balance of the Reserve Account on such Distribution Date (specifying any increase in the balance of the Reserve Account due to an increase in the amounts on deposit in the Accumulation Account), after giving effect to distributions made on such Distribution Date and the change in such balance from the preceding Distribution Date;

              (xi) the balance of the Accumulation Account on such Distribution Date, after giving effect to distributions made on such Distribution Date and the change in such balance from the preceding Distribution Date;

              (xii) the amount of the aggregate Realized Losses, if any, with respect to the related Collection Period;

              (xiii) the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer, if any, with respect to the related Collection Period;

              (xiv) the amount of Monthly Advances, if any, on such Distribution Date (stating separately the amount of Actuarial Advances and Simple Interest Advances); and

              (xv) the issuance date and the outstanding principal balances of each Outstanding VPTN;

              (xvi) whether a Curable Sequential Amortization Period has occurred and is continuing; and

              (xvii) whether the Extended Sequential Amortization Period has occurred.

              Each amount set forth on the Distribution Date statement pursuant to clauses (i), (ii), (vi), (vii) and (ix) above shall be expressed as a dollar amount per $1,000 of original principal amount or original Certificate Balance of a Note or a Certificate, as applicable.

                                    ARTICLE V

                                   THE SELLER

         SECTION 5.1 Representations and Warranties of Seller. The Seller makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:


         (a) Organization and Good Standing. The Seller shall have been duly organized and shall be validly existing as a limited partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire and own the Receivables.

         (b) Due Qualification. The Seller shall be duly qualified to do business as a foreign limited partnership in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Seller shall have the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms. The Seller shall have full power and authority to convey and assign the property to be conveyed and assigned to and deposited with the Issuer and has duly authorized such conveyance and assignment to the Issuer by all necessary action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have been duly authorized, executed and delivered by the Seller by all necessary action.

         (d) Valid Conveyance; Binding Obligation. This Agreement shall evidence a valid transfer, assignment and conveyance of the Receivables and the other Trust Property conveyed by the Seller to the Issuer hereunder, enforceable against creditors of and purchasers from the Seller; and this Agreement and the other Basic Documents to which the Seller is a party constitute legal, valid, and binding obligations of the Seller, enforceable against the Seller in accordance with their terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the Certificate of Limited Partnership or Limited Partnership Agreement, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Seller is a party or by which the Seller is bound; nor result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument; nor violate any law or, to the best of the Seller's knowledge, any order, rule, or regulation applicable to the Seller of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or, to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, or (iv) relating to the Seller and which might adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes or the Certificates.

         SECTION 5.2 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

         (a) The Seller shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to ownership of the Receivables or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

         (b) The Seller shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith, or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

         (c) The Seller shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the Trust Agreement, in the case of the Owner Trustee, and in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement or (iii) in the case of the Indenture Trustee shall arise from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture.

         (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

         (e) Indemnification under this Section 5.2 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

         SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock of which is owned directly or indirectly by Ford Motor Company, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this
Section 5.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables and the other Trust Property, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Seller shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) and (y) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii) or (iii) above.

         SECTION 5.4 Limitation on Liability of Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 5.5 Seller May Own Notes or Certificates. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Seller or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

                                   ARTICLE VI

                                  THE SERVICER

         SECTION 6.1 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the
Indenture:

         (a) Organization and Good Standing. The Servicer shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of its incorporation, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer and the Indenture Trustee.

         (b) Due Qualification. The Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) Power and Authority. The Servicer shall have the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms, and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party shall have been duly authorized, executed and delivered by the Servicer by all necessary corporate action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which the Servicer is a party constitute legal, valid, and binding obligations of the Servicer, enforceable against the Servicer in accordance with their terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under (in each case material to the Servicer and its subsidiaries considered as a whole), the articles of incorporation or by-laws of the Servicer, or any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument to which the Servicer is a party or by which it shall be bound, nor result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Servicer and its subsidiaries considered as a whole) upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or, to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, or (iv) relating to the Servicer and which might adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes or the Certificates.

         SECTION 6.2  Indemnities  of Servicer.  The Servicer shall be liable in
accordance  herewith  only  to  the  extent  of  the  obligations   specifically
undertaken by the Servicer under this Agreement, and hereby agrees to the following:

         (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Delaware Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Delaware Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Delaware Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

         (d) The Servicer shall indemnify, defend, and hold harmless the Owner Trustee, the Delaware Trustee and the Indenture Trustee, as applicable, from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability:
(i) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee, the Delaware Trustee or the Indenture Trustee, as applicable; (ii) in the case of the Owner Trustee, shall arise from the Owner Trustee's breach of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement or, in the case of the Indenture Trustee, from the Indenture Trustee's breach of any of its representations or warranties set forth in the Indenture; or (iii) in the case of the Indenture Trustee, shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder.

              For purposes of this Section 6.2, in the event of the termination of the rights and obligations of Ford Credit (or any successor thereto pursuant to Section 7.2) as Servicer pursuant to Section 7.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to continue to be the Servicer pending appointment of a Successor Servicer (other than the Indenture Trustee) pursuant to Section 7.2.

         (e) Indemnification under this Section 6.2 by Ford Credit (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was (or was deemed to be) the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee, the Delaware Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer, or (iv) so long as Ford Credit acts as Servicer, any corporation more than 50% of the voting stock of which is owned directly or indirectly by Ford Motor Company, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation, or succession and such agreement of assumption comply with this Section 6.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (y) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. The Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement or assumption and compliance with clauses (x) and (y) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii), or (iii) above.

         SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

         (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer.

         SECTION 6.5 Delegation of Duties. So long as Ford Credit acts as Servicer, the Servicer may at any time without notice or consent delegate some of or substantially all of its duties under this Agreement to any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by Ford Motor Company. The Servicer may at any time perform specific duties as servicer under the Agreement through sub-contractors; provided that no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible with respect thereto and the Servicer shall be solely responsible for the fees of any such sub-contractors.

         SECTION 6.6 Ford Credit Not to Resign as Servicer. Subject to the provisions of Section 6.3, Ford Credit shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Ford Credit shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have
(i) taken the actions required by Section 7.1(b), (ii) assumed the responsibilities and obligations of Ford Credit in accordance with Section 7.2 and (iii) become the Administrator under the Administration Agreement pursuant to Section 8 thereof.

         SECTION 6.7 Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                   ARTICLE VII

                              SERVICING TERMINATION

         SECTION 7.1 Events of Servicing Termination. If any one of the following events ("Events of Servicing Termination") occur and be continuing:

         (i) Any failure by the Servicer or the Seller to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of three (3) Business Days after written notice of such failure is received by the Servicer or the Seller, as the case may be, from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer or the Seller, as the case may be; or

         (ii) Failure on the part of the Servicer or the Seller duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall (a) materially and adversely affect the rights of Noteholders or Certificateholders and (b) continue unremedied for a period of ninety
         (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer or the Seller, as the case may be, by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee, the Seller and the Servicer by the Noteholders of Notes evidencing not less than 25% of the Note Balance of the Controlling Note Class or, if no Notes are outstanding, by Certificateholders of Certificates evidencing not less than 25% of the Certificate Balance of the Controlling Certificate Class; or

         (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

         (iv) The consent by the Servicer or the Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntary suspend payment of its obligations or become insolvent;

then the Indenture Trustee shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class (or, if no Notes are outstanding, the Owner Trustee or Certificates evidencing not less than a majority of the Certificate Balance of the Controlling Certificate Class), by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders) (with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

         (b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer shall cooperate with the Indenture Trustee, the Owner
Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

         SECTION 7.2 Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 45 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Issuer shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency). In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 7.2, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the above, the Indenture Trustee, if it shall be legally unable so to act, shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

         (b) Upon appointment, the Successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement.

         (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SECTION 7.3 Repayment of Monthly Advances and Servicer Liquidity Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive to the extent of available funds reimbursement for Outstanding Monthly Advances pursuant to Section 4.3 and 4.4 or Outstanding Servicer Liquidity Advances pursuant to Section 4.5, with respect to all Monthly Advances or Servicer Liquidity Advances made by the predecessor Servicer.


         SECTION 7.4 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee shall give prompt written notice thereof to Noteholders and to the Swap Counterparty, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

         SECTION 7.5 Waiver of Past Events of Servicing Termination. The Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Note Class (or, if no Notes are outstanding, the Owner Trustee or Certificates evidencing not less than a majority of the Certificate Balance of the Controlling Certificate Class) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts, either Certificate Distribution Account or the Payahead Account in accordance with this Agreement. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon. The Issuer shall provide written notice of any such waiver to the Rating Agencies and to the Swap Counterparty.

                                  ARTICLE VIII

                                   TERMINATION

         SECTION 8.1 Optional Purchase of All Receivables. On the last day of any Collection Period as of which the Pool Factor shall be less than the Optional Purchase Percentage, the Servicer shall have the option to purchase the corpus of the Trust. To exercise such option, the Servicer shall deposit pursuant to Section 4.6(a) in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables, plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and the Aggregate Certificate Balance and all accrued but unpaid interest (including any overdue interest) thereon. The amount deposited in the Collection Account pursuant to this Section 8.1 shall be used on the next Distribution Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV.

         SECTION 8.2. Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Payahead Account and the Collection Account in accordance with Section 4.7 and making withdrawals from the Reserve Account in accordance with Section 4.6(b) and Section 4.8.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         SECTION 9.1 Amendment. (a) This Agreement may be amended by the Seller, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee and to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder or adversely affect the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement or modify the obligations or, or impair the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement; and provided further that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Issuer, with the consent of the Swap Counterparty to the extent such amendment adversely affects the rights or obligations of the Swap Counterparty under the Interest Rate Swap Agreement or modifies the obligations of, or impairs the ability of the Issuer to fully perform any of its obligations under the Interest Rate Swap Agreement, and with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Indenture Trustee, to the extent that its rights or obligations would be affected by such amendments, (ii) the Noteholders of Notes evidencing not less than a majority of the Note Balance of each Class of the Notes and (iii) the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance (which consent of any Noteholder of a Note or Certificateholder of a Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future Noteholders of such Note or Certificateholders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate or any Certificate Rate or, without satisfaction of the Rating Agency Condition, the Specified Reserve Balance, without the consent of all adversely affected Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders of all Notes and Certificateholders of all Certificates affected thereby; and provided further that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation.

         (c) Prior to the execution of any such amendment or consent the Servicer will provide, and the Owner Trustee shall distribute, written notification of the substance of such amendment or consent to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall mail a copy to the Swap Counterparty and shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each Rating Agency and the Indenture Trustee will provide notification of the substance of such amendment or consent to each Noteholder. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and
Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.2(i)(1). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 9.2 Protection of Title to Trust Property. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller and the Servicer shall give the Owner Trustee and the Indenture Trustee at least sixty (60) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account, the Payahead Account and the Reserve Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within twenty (20) Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee:

                           (1) promptly after the execution and delivery of this
              Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest; and

                           (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
              (B) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest.

              Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         (j) The Seller shall, to the extent required by applicable law, cause the Notes and the Certificates to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934 within the time periods specified in such sections.

         (k) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         SECTION 9.3 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 9.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Servicer, to the agent for service as specified in Section 9.11 hereof, or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Owner Trustee and the Indenture Trustee, (b) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (c) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, (d) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's Ratings Services, at the following address: Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041,
Attention: Asset Backed Surveillance Department, (f) in the case of Fitch, Inc., at the following address: Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: Asset Backed Surveillance, and (g) in the case of the Swap Counterparty, at the following address: Westdeusche Landesbank Girozentrale, 1211 Avenue of the Americas, New York, New York 10036, Attn: Timothy Moran ((212) 597-8500)). Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

         SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.


         SECTION 9.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 66b% of the Note Balance of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than 66b% of the Aggregate Certificate Balance.

         SECTION 9.7 Further Assurances. The Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         SECTION 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 9.9 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Certificateholders, the Indenture Trustee, the Delaware Trustee, the Owner Trustee and the Swap Counterparty and their respective successors and permitted assigns and each of the Indenture Trustee, the Delaware Trustee and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

         SECTION 9.10 Actions by Noteholders or Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

         (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

         SECTION 9.11 Agent for Service. The agent for service of the Seller and the Servicer in respect of this Agreement shall be Hurley D. Smith, Secretary, Ford Motor Credit Company, One American Road, Dearborn, Michigan 48121.

         SECTION 9.12 No Bankruptcy Petition. The Owner Trustee, the Indenture Trustee, the Issuer and the Servicer each covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor which securities were rated by any nationally recognized statistical rating organization it will not institute against, or join any other Person in instituting against, the Seller or the General Partner any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law. This Section
9.12 shall survive the resignation or removal of the Owner Trustee under the Trust Agreement or the Indenture Trustee under the Indenture or the termination of this Agreement.


         SECTION 9.13 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         SECTION 9.14 Savings Clause. It is the intention of the Seller and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property, conveying good title to the Trust Property from the Seller to the Issuer. However, in the event that such transfer is deemed not to be a sale or for any reason such sale is not effective, the Seller hereby grants to the Issuer a first priority security interest in all of the Seller's right, title and interest in, to and under the Trust Property, and all proceeds thereof, to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law.

              IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    FORD CREDIT AUTO RECEIVABLES TWO L.P.,
                                    as Seller

                                    By:     FORD CREDIT AUTO RECEIVABLES TWO,
                                            INC., as General Partner

                                            By:
                                                  Name:
                                                  Title:


                                    FORD CREDIT AUTO OWNER TRUST 2000-D,
                                    as Issuer

                                    By:     THE BANK OF NEW YORK,  not in its
                                            individual  capacity  but  solely as
                                            Owner Trustee

                                            By:
                                                  Name:
                                                  Title:


                                    FORD MOTOR CREDIT COMPANY,
                                    as Servicer

                                    By
                                          Name:
                                          Title:

Accepted and agreed:

THE CHASE MANHATTAN BANK,
  not in its individual capacity
  but solely as Indenture Trustee


By:
      Name:
      Title:


THE BANK OF NEW YORK,
  not in its individual capacity
  but solely as Owner Trustee


By:
      Name:
      Title:

                                   SCHEDULE A

                            [SCHEDULE OF RECEIVABLES]

                    Delivered to Indenture Trustee at Closing

                                  SCHEDULE B-1

                          Location of Receivable Files
                          at Ford Credit Branch Offices


Akron
175 Montrose West Avenue
Crown Pointe Building
Suite 300
Copley, OH  44321

Albany
5 Pine West Plaza
Albany, NY  12205

Albuquerque
6100 Uptown Blvd., N.E.
Suite 300
Albuquerque, NM  87110

Amarillo
1616 S. Kentucky
Bldg. D, Suite 130
Amarillo, TX  79102

Anchorage
3201 C Street
Suite 303
Anchorage, AK  99503

Appleton
54 Park Place
Appleton, WI  54915-8861

Athens
3708 Atlanta Highway
Athens, GA  30604

Atlanta-North
North Park Town Center
Bldg. 400, Suite 180
1000 Abernathy Rd. N.E.
Atlanta, GA  30328

Atlanta-South
1691 Phoenix Blvd.
Suite 300
Atlanta, GA  30349

Atlanta/CL
1117 Perimeter Ctr. W
Suite 404 West
Atlanta, GA 30338

Atlantic Region District Office
14104 Newbrook Drive
Chantilly, VA 22021

Austin
1701 Directors Blvd.
Suite 320
Austin, TX  78744


Baltimore
Campbell Corporate
Center One
4940 Campbell Blvd.
Suite 140
Whitemarsh Business Community
Baltimore, MD  21236

Baltimore Service Center
7090 Columbia Gateway Dr.
Columbia, MD 21046

Beaumont
2615 Calder
Suite 715
Beaumont, TX  77704

Billings
1643 Lewis Avenue
Suite 201
Billings, MT  59102

Birmingham
3535 Grandview Parkway
Suite 340
Birmingham,AL  35243

Boston-North
One Tech Drive
3rd Floor
Andover, MA  01810-2497

Boston-South
Southboro Place
2nd Floor
352 Turnpike Road
Southboro, MA  01772

Bristol
Landmark Center-
Suite A
113 Landmark Lane
Bristol, TN  37620

Buffalo
95 John Muir Drive
Suite 102
Amherst, NY  14228

Cape Girardeau
1409-C N. Mt. Auburn Rd.
Cape Girardeau, MO  63701

Charleston
Rivergate Center
Suite 150
4975 LaCross Road
North Charleston, SC  29418

Charlotte
6302 Fairview Road
Suite 500
Charlotte, NC  28210

Charlotte/CL
6302 Fairview Road
Suite 510
Charlotte, NC 28210

Chattanooga
2 Northgate Park
Suite 200
Chattanooga, TN  37415

Cheyenne
6234 Yellowstone Road
Cheyenne, WY  82009

Chicago-East
One River Place
Suite A
Lansing, IL  60438

Chicago-North
9700 Higgins Road
Suite 720
Rosemont, IL  60018

Chicago-South
The Office of Waterfall Glen I
Suite 310
900 South Frontage Road
Woodridge, IL  60517

Chicago-West
2500 W. Higgins Rd.
Suite 280
Hoffman Estates, IL  60195

Chicago/CL
745 McClintock Drive
Suite 300
Burr Ridge, IL 60521

Cincinnati
8805 Governors Hill Dr.
Suite 230
Cincinnati, OH  45249

Cleveland
5700 Lombardo Centre
Suite 101
Seven Hills, OH  44131-2581

Colorado Springs
5575 Tech Center Dr.
Suite 220
Colorado Springs, CO  80919

Columbia
250 Berryhill Road
Suite 201
Columbia, SC  29210

Columbus
Metro V, Suite 470
655 Metro Place S
Dublin, OH  43017

Coral Springs
3111 N. University Dr.
Suite 800
Coral Springs, FL  33065

Corpus Christi
5350 South Staples
Suite 225
Corpus Christi, TX  78411

Dallas
Campbell Forum
Suite 600
801 E. Campbell Road
Richardson, TX  75081

Dallas/CL
Campbell Forum
Suite 650
801 E. Campbell Road
Richardson, TX  75081

Davenport
5405 Utica Ridge Road
Suite 200
Davenport, IA  52807

Decatur
401 Lee Street
Suite 500
Decatur, AL  35602

Denver
6300 S. Syracuse Way
Suite 195
Englewood, CO  80111

Des Moines
4200 Corporate Drive
Suite 107
W. Des Moines, IA  50266

Detroit-North
1301 W. Long Lake Road
Suite 150
Troy, MI  48098

Detroit-West
1655 Fairlane Circle
Suite 900
Allen Park, MI  48101

Detroit/CL
One Parklane Blvd.
Suite 301E
Dearborn, MI 48126

Dothan
137 Clinic Drive
Dothan, AL  36303

El Paso
1200 Golden Key Circle
Suite 104
El Paso, TX  79925

Eugene
1600 Valley River Drive
Suite 190
Eugene, OR  97401

Falls Church
1420 Springhill Road
Suite 550
McLean, VA  22102

Fargo
3100 13th Ave. South
Suite 205
Fargo, ND  58103

Fayetteville
4317 Ramsey Street
Suite 300
Fayetteville, NC  28311

Findlay
3500 North Main Street
Findlay, OH  45840-1447

Ft. Myers
11935 Fairway Lakes Dr.
Fort Myers, FL  33913

Ft. Worth
Center Park Tower
Suite 400
2350 West Airport Frwy.
Bedford, TX  76022

Grand Junction
744 Horizon Court
Suite 330
Grand Junction, CO  81506

Grand Rapids
2851 Charlevoix Drive SE
Suite 300
Grand Rapids, MI  49546

Greensboro
1500 Pinecroft Rd.
Suite 220
Greensboro, NC  27407

Greenville Service Center
1100 Brookfield Blvd.
Greenville, SC 29607

Harlingen
1916 East Harrison
Harlingen, TX  78550

Harrisburg
4900 Ritter Road
Mechanicsburg, PA  17055

Henderson
618 North Green Street
Henderson, KY  42420

Honolulu
Ala Moano Pacific Center
Suite 922
1585 Kapiolani Blvd.
Honolulu, HI  96814

Houston-North
363 N. Sam Houston Pkwy. E.
Suite 700
Houston, TX  77060

Houston-West
820 Gessner
Suite 700
Houston, TX  77024

Huntington
3150 U.S. Route 60 *
Ona, WV  25545

Indianapolis
5875 Castle Creek Pkwy.
North Drive
Suite 240
Indianapolis, IN  46250

Jackson
800 Avery Boulevard
Suite B
Ridgeland, MS  39157

Jacksonville
Suite 310
9485 Regency Square Boulevard
Jacksonville, FL  32225

Jefferson City
210 Prodo Drive
Jefferson City, MO  65109

Kansas City
8717 West 110th Street
Bldg. #14, Suite 550
Overland Park, KS  66210

Knoxville
5500 Lonas Drive
Suite 260
Knoxville, TN  37909

Lafayette
Saloom Office Park
Suite 350
100 Asma Boulevard
Lafayette, LA  70508

Lansing
2140 University Park Drive
Okemos, MI  48864

Las Vegas
500 N Rainbow Blvd.
Suite 312
Las Vegas, NV  89107

Little Rock
1701 Centerview Dr.
Suite 301
Little Rock, AR  72211

Long Island
One Jericho Plaza
2nd Floor Wing B
Jericho, NY  11753

Louisville
150 Executive Park
Louisville, KY  40207

Lubbock
4010 82nd Street
Suite 200
Lubbock, TX  79423

Macon
5400 Riverside Drive
Suite 201
Macon, GA  31210

Manchester
4 Bedford Farms
Bedford, NH  03110

Memphis
6555 Quince Road
Suite 300
Memphis, TN  38119

Miami
6303 Blue Lagoon Drive
Suite 200
Miami, FL  33126

Midland
15 Smith Road
Suite 4300
Chevron Building
Midland, TX 79705

Milwaukee
10850 W. Park Place
Suite 110
Milwaukee, WI  53224

Minneapolis
One Southwest Crossing
Suite 308
11095 Viking Drive
Eden Prairie, MN  55344

Mobile
1201 Montlimar Dr.
Suite 700
Mobile, AL  36609-1718

Nashville
Highland Ridge
Suite 190
565 Marriott Drive
Nashville, TN  37214

Nashville Service Center
9009 Carothers Parkway
Franklin TN 37064

National Recovery Center
1335 S. Clearview
Mesa, AZ 85208

New Haven
35 Thorpe Ave.
Wallingford, CT 06492

New Jersey-Central
101 Interchange Plaza
Cranbury, NJ  08512

New Jersey-North
72 Eagle Rock Avenue
3rd Floor
East Hanover, NJ  07936

New Jersey-South
10000 MidAtlantic Dr.
Suite 401 West
Mt. Laurel, NJ  08054

New Orleans
Lakeway III
3838 N. Causeway Blvd.
Suite 3200
Metairie, LA  70002

Norfolk
Greenbrier Pointe
Suite 350
1401 Greenbrier Pkwy.
Chesapeake, VA  23320

Oklahoma City
Perimeter Center
Suite 300
4101 Perimeter Ctr Dr.
Oklahoma City, OK  73112

Omaha
10040 Regency Circle
Suite 100
Omaha, NE  68114-3786

Omaha Customer Service Center
12110 Emmet Street
Omaha, NB 68164

Nashville Customer Service Center
9009 Carothers Parkway
Franklin, TN 37067

Orange
765 The City Drive
Suite 400
Orange, CA  92668

Orange/CL
765 The City Drive
Suite 401
Orange, CA  92668

Orlando
1060 Maitland Ctr Commons
Suite 210
Maitland, FL  32751

Pasadena
225 S. Lake Avenue
Suite 1200
Pasadena, CA  91101

Pensacola
25 W. Cedar Street
Suite 316
Pensacola, Fl  32501

Philadelphia
Bay Colony Executive Park
Suite 100
575 E. Swedesford Rd.
Wayne, PA  19087

Philadelphia/CL
500 N. Gulph Rd.
Suite 110
King of Prussia, PA 19406

Phoenix
4742 North 24th Street
Suite 215
Phoenix, AZ  85016

Pittsburgh
Foster Plaza 9
750 Holiday Drive
4th Floor, Suite 420
Pittsburgh, PA  15220

Portland, ME
2401 Congress Street
Portland, ME  04102

Portland, OR
10220 S.W. Greenburg Blvd.
Suite 415
Portland, OR  97223

Raleigh
3651 Trust Drive
Raleigh, NC  27604

Richmond
300 Arboretum Place
Suite 320
Richmond, VA  23236

Roanoke
5238 Valley Pointe Pkwy.
Suite 6
Roanoke, VA  24019

Sacramento
2720 Gateway Oaks Dr.
Suite 200
Sacramento, CA  95833

Saginaw
4901 Towne Centre Rd.
Suite 200
Saginaw, MI  48605

Salt Lake City
310 E. 4500 S.
Suite 340
Murray, UT  84107

Santa Ana Central Collections
765 The City Drive
Suite 402
Orange, CA  92668

San Antonio
100 N.E. Loop 410
Suite 625
San Antonio, TX  78216-4742

San Bernardino
1615 Orange Tree Lane
Suite 215
Redlands, CA  92374

San Diego
3111 Camino Del Rio N.
Suite 1333
San Diego, CA  92108

San Francisco
6120 Stoneridge Mall Rd.
Suite 200
Pleasanton, CA  94588

San Francisco/CL
4900 Hopyard Road
Suite 220
Pleasanton CA 94588

San Jose
1900 McCarthy Blvd.
Suite 400
Milpitas, CA  95035

Savannah
6600 Abercorn Street
Suite 206
Savannah, GA  31405

Seattle
13555 S.E. 36th Street
Suite 350
Bellevue, WA  98009-1608

Shreveport
South Pointe Centre
Suite 200
3007 Knight Street
Shreveport, LA  71105

South Bay
301 E. Ocean Boulevard
Suite 1900
Long Beach, CA  90802

South Bend
4215 Edison Lakes Parkway
Suite 140
Mishawaka, IN  46545

Spokane
901 North Monroe Ct.
Suite 350
Spokane, WA  99201-2148

Springfield
3275 E. Ridgeview
Springfield, MO  65804

St. Louis
4227 Earth City Expressway
Suite 100
Earth City, MO  63045

St. Paul
7760 France Avenue South
Suite 920
Bloomington, MN  55435

Syracuse
5788 Widewaters Pkwy.
DeWitt, NY  13214

Tampa
Lincoln Pointe, Suite 800
2502 Rocky Point Drive
Tampa, FL  33607

Tampa Service Center
3620 Queen Palm Drive
Tampa, FL 33619

Terre Haute
4551 S. Springhill
Junction Street
Terre Haute, IN  47802

Tulsa
9820 East 41st St.
Suite 300
Tulsa, OK  74145

Tupelo
One Mississippi Plaza
Tupelo, MS  38801

Tyler
821 East SE Loop 323
Suite 300
Tyler, TX  75701

Ventura
260 Maple Court
Suite 210
Ventura, CA  93003

Washington, D.C.
2440 Research Blvd.
Suite 150
Rockville, MD  20850

Westchester
660 White Plains Road
Tarrytown, NY  10591

Western Carolina
215 Thompson Street
Hendersonville, NC  28792

Wichita
7570 West 21st
Wichita, KS  67212

                                   SCHEDULE C

                          Location of Receivable Files
                    at Third Party Custodians for Ford Credit

Security Archives
5022 Harding Place
Nashville, TN  37211

IKON Business Imaging Services
31101 Wiegman Road
Hayward, CA 94544

                                   APPENDIX A

                              Definitions and Usage

                                                                    Exhibit 99.2

                            ADMINISTRATION AGREEMENT


         This ADMINISTRATION AGREEMENT, dated as of July 1, 2000 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and among FORD CREDIT AUTO OWNER TRUST 2000-D, a Delaware business trust (the "Issuer"), FORD MOTOR CREDIT COMPANY, a Delaware corporation, as administrator (the "Administrator"), and THE CHASE MANHATTAN BANK, a New York corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

         WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture and the Certificates pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including (i) the Sale and Servicing
Agreement, (ii) the Note Depository Agreement, (iii) the Interest Rate Swap Agreement and (iv) the Indenture (the Sale and Servicing Agreement, the Note Depository Agreement, the Interest Rate Swap Agreement and the Indenture being referred to hereinafter collectively as the "Related Agreements");

         WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain duties of the Issuer and the Owner Trustee under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.


2. Duties of the Administrator. (a) Duties with Respect to the Indenture and the Note Depository Agreement. The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Note Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Note Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Note Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate Persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture, the Interest Rate Swap Agreement and the Note Depository Agreement. In furtherance of the foregoing, the Administrator shall take, in the name and on behalf of the Issuer or the Owner
Trustee, all appropriate action that is the duty of the Issuer or the Owner Trustee to take, if any, pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

(A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.5);

(B)               the  determination  as to whether  the  requirements  of UCC
                  Section 8-401(1) are met and the preparation of an Issuer Request requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.6);

(C) the notification of Noteholders of the final principal payment on their Notes (Section 2.8(b));

(D) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee
                 (Section 2.2);

(E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture
                 (Section 2.10);

(F) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency
                  (Section 2.13);

(G) the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes if the Indenture Trustee ceases to maintain such an office (Section 3.2);

(H) the duty to cause newly appointed Note Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);

(I) the direction to the Indenture Trustee to deposit monies with Note Paying Agents, if any, other than the Indenture Trustee (Section 3.3);

(J) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate (Section 3.4);

(K) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Indenture Trust Estate (Sections 3.5 and 3.7(c));

(L) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.6 and 3.9);

(M) the identification to the Indenture Trustee in an Officer's Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

(N) the notification of the Indenture Trustee and the Rating Agencies of an Event of Servicing Termination under the Sale and Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

(O) the preparation and obtaining of documents and instruments required for the consolidation or merger of the Issuer with another entity or the transfer by the Issuer of its properties or assets (Section 3.10);

(P) the duty to cause the Servicer to comply with Sections 3.9, 3.10, 3.11, 3.12, 3.13 and 4.9 and
                  Article VI of the Sale and Servicing Agreement (Section 3.14);

(Q) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement and by Ford Credit or the Seller under the Purchase Agreement (Section 3.20);

(R)               the  monitoring  of  the  Issuer's  obligations  as  to  the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinions of Counsel and the Independent Certificate relating thereto (Section 4.1);

(S) the monitoring of the Issuer's obligations as to the satisfaction, discharge and defeasance of the Notes and the preparation of an Officer's Certificate and the obtaining of an opinion of a nationally recognized firm of independent certified public accountants, a written certification thereof and the Opinions of Counsel relating thereto (Section 4.2);

(T) the preparation of an Officer's Certificate to the Indenture Trustee after the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(iii) of the Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto (Section 5.1);

(U) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default shall have occurred and be continuing (Section 5.4);

(V) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8);

(W) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.8 and 6.10);

(X) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

(Y)                the  preparation  and,  after  execution by the Issuer,  the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3);


(Z) the opening of one or more accounts in the Issuer's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment, to the extent permitted, of funds in such accounts (Sections 8.2 and 8.3);

(AA)              the   preparation   of  an  Issuer  Request  and  Officer's
                  Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5);

(AB) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

(AC) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.6);

(AD) the notification of Noteholders of redemption of the Notes or duty to cause the Indenture Trustee to provide such notification (Section 10.2);

(AE) the preparation of all Officer's Certificates, Issuer Requests and Issuer Orders and the obtaining of Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));

(AF)              the  preparation  of  Officer's   Certificates  and  the
                  obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b));

(AG) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.4 of the Indenture (Section 11.4);

(AH) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

(AI)              the recording of the Indenture, if applicable (Section 11.15).

(ii)              The Administrator will:

(A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

(C) indemnify the Indenture Trustee and their agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses (including reasonable attorneys' fees) of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture;

(D) indemnify the Owner Trustee and the Delaware Trustee and their successors, assigns, directors, officers, employees, agents and servants (collectively, the "Indemnified Parties")for, and hold them harmless against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee, the Delaware Trustee or any other Indemnified Party in any way relating to or arising out of the Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee under the Trust Agreement, except only that the Administrator shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Indemnified
                  Party's own willful misconduct, bad faith or negligence; and

(E) indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Delaware Trustee, the Indenture Trustee and any of their respective officers, directors, employees and agents from and against any loss, liability or expense incurred by reason of (i) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or (ii) any breach of the Depositor of any term, provision or covenant contained in the Sale and Servicing Agreement.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Delaware Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any such amount from others, such Person shall promptly repay such amounts to the Administrator, without interest.

(b) Duties with Respect to the Issuance of VPTNs and Interest Rate Swap Agreement. (i) Subject to the terms and conditions of this Section 2(b), on the Targeted Scheduled Distribution Date for each Subclass of Class A Notes, the Administrator shall cause the Issuer to issue a related VPTN in the aggregate principal amount equal to the VPTN Issuance Amount if the conditions in this
Section 2(iii) are satisfied against payment to the Issuer of the par price. The Administrator shall determine, in its sole discretion, the VPTN Rate for each issuance of VPTNs, which shall equal, for each Distribution Date, LIBOR plus a fixed percentage which will be determined at the time of issuance based on market conditions but which will not exceed 1.50%.

         (ii) The Administrator agrees to cause the Trust to offer each VPTN that may be issued on the Targeted Scheduled Distribution Date for a Subclass of Class A Notes to FCAR Owner Trust and, if FCAR Owner Trust is unable or unwilling to purchase such VPTN, the Administrator agrees to use reasonable efforts to locate another Eligible Purchaser and cause the Trust to offer such VPTN to such Eligible Purchaser. Neither the Administrator, the Seller nor the Servicer shall be obligated to identify any other Eligible Purchaser for any VPTN.

         (iii) No VPTN may be issued on a Targeted Scheduled Distribution Date unless the following conditions are satisfied:

         (A) both before and after giving effect to the issuance of the VPTN and to the application of such proceeds and any amounts on deposit in the Accumulation Account and in the Principal Distribution Account, the aggregate principal balance of the receivables minus the Yield Supplement Overcollateralization Amount must be equal to or greater than the aggregate outstanding balance of the Class A Notes, VPTNs, Class B Notes and Class C Certificates;

         (B) an Extended Sequential Amortization Period must not have occurred or be occurring;

         (C) the VPTN must be rated "AAA" and "Aaa" by S&P and Moody's, respectively;

         (D) the Interest Rate Swap Agreement must be in full force and effect with a notional amount equal to the sum of the principal balances of such VPTN and any other outstanding VPTNs;

         (E) no Event of Servicing Termination shall have occurred and be continuing;

         (F) no Event of Default shall have occurred and be continuing;

         (G)               the purchase price of the VPTN must be equal to par;
                           and

         (H) the interest rate on the VPTN must not exceed one-month LIBOR plus 1.50%.

         (iv) Promptly following the early termination of the Interest Rate Swap Agreement due to a Termination Event or an Event of Default (as such terms are defined in the Interest Rate Swap Agreement), the Administrator agrees to use reasonable efforts to cause the Issuer to enter into a replacement Interest Rate Swap Agreement with an eligible swap counterparty.

         (v) Upon the occurrence of a downgrade of the Swap Counterparty by the Rating Agencies or of a suspension or withdrawal of its ratings as described in
Section 6.13(f) of the Indenture, within 30 days of such downgrade, suspension or withdrawal, the Administrator agrees to cause the Issuer to require that the Swap Counterparty either (i) deliver collateral acceptable to the Issuer in amounts sufficient to secure its obligations under the Interest Rate Swap Agreement, (ii) assign its rights and obligations under the Interest Rate Swap Agreement to a replacement counterparty acceptable to the Issuer or (iii) establish other arrangements necessary, if any, in each case so that the Rating Agencies confirm the ratings of the Class A Notes and VPTNs that were in effect immediately prior to such downgrade, suspension or withdrawal. If the Swap Counterparty is required to collateralize any Interest Rate Swap transaction, the Administrator shall send written instructions to the Indenture Trustee to establish individual collateral accounts and to hold any securities deposited therein in trust and invest any cash amounts therein in accordance with the provisions of the Interest Rate Swap Agreement.

         (vi) The Administrator shall notify the Swap Counterparty of any proposed amendment or supplement to this Agreement or to any of the Indenture, the Purchase Agreement, the Sale and Servicing Agreement or the Trust Agreement. If such proposed amendment or supplement would adversely affect any of the Swap Counterparty's rights or obligations under the Interest Rate Swap Agreement or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreement, the Administrator shall obtain the consent of the Swap Counterparty prior to the adoption of such amendment or supplement, provided, the Swap Counterparty's consent to any such amendment or supplement shall not be unreasonably withheld, and provided further, the Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent.

         (vii) At least five days prior to the effective date of any proposed amendment or supplement to the Interest Rate Swap Agreement, the Administrator shall provide the Rating Agencies with a copy of the amendment or supplement. Unless the amendment or supplement clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Interest Rate Swap Agreement, an amendment or supplement to the Interest Rate Swap Agreement will be effective only after satisfaction of the Rating Agency Condition.

         (viii) The Administrator shall be designated as the Calculation Agent pursuant to the Interest Rate Swap Agreement and shall perform such calculations and duties with respect thereto. The Administrator shall calculate and provide written notification to the Swap Counterparty and to the Indenture Trustee of the notional amount of the Interest Rate Swap as of each Distribution Date on or before the twelfth day of the month of the related Distribution Date. The Administrator shall also obtain the calculation of LIBOR from the Calculation Agent under the Indenture and shall calculate the amount of all Swap Payments, Swap Receipts and Swap Termination Payments payable on each Distribution Date, and shall provide written notification of such amounts to the Swap Counterparty and to the Indenture Trustee prior to such Distribution Date.

(c) Additional Duties. (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Section 6 of this Agreement, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 3.2 of the Trust Agreement with respect to establishing and maintaining a Capital Account for each Certificateholder.

(iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder as contemplated in
Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(iv) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Trust or the Owner Trustee set forth in Section 5.5(a), (b), (c) and (d), the penultimate sentence of Section 5.5 and Section 5.6(a) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders.

(v) The Administrator will provide prior to August 1, 2000 a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

(vi) The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee or the Delaware Trustee and any other duties expressly required to be performed by the Administrator pursuant to the Trust Agreement.

(vii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

(A)               the amendment of or any supplement to the Indenture;

(B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or
                  against  the  Issuer  (other  than  in  connection   with  the
                  collection of the Receivables or Permitted Investments);

(C)               the amendment, change or modification of the Related
                  Agreements;

(D) the appointment of successor Note Registrars, successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Note Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(E)               the removal of the Indenture Trustee.

(ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Seller at any time during normal business hours.

4. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and, as reimbursement for its expenses related thereto, the Administrator shall be entitled to $2,500 annually which shall be solely an obligation of the Seller.

5. Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

8. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

9. Term of Agreement; Resignation and Removal of Administrator. (a) This Agreement shall continue in force until the termination of the Issuer in accordance with Section 9.1 of the Trust Agreement, upon which event this Agreement shall automatically terminate.

(b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days' prior written notice.

(c) Subject to Sections 9(e) and 9(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)              the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(c) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the happening of such event.

(d) No resignation or removal of the Administrator pursuant to this Section 9 shall be effective until a successor Administrator shall have been appointed by the Issuer and such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. The Issuer shall provide written notice of any such resignation or removal to the Indenture Trustee, with a copy to the Rating Agencies.

(e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(f) Subject to Sections 9(d) and 9(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement.

10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed of follows:

(a)               if to the Issuer or the Owner Trustee, to:

                  Ford Credit Auto Owner Trust 2000-D
                  c/o The Bank of New York
                  101 Barclay Street, Floor 12 East
                  New York, New York  10286
                  Attention: Asset-Backed Finance Unit
                  Telephone:  (212) 815-5731
                  Facsimile:  (212) 815-5544


(b)               if to the Administrator, to:

                  Ford Motor Credit Company
                  One American Road
                  Dearborn, Michigan  48126
                  Attention: Richard P. Conrad
                  Telephone: (313) 594-7765
                  Facsimile: (313) 248-7613


(c)               if to the Indenture Trustee, to:

                  The Chase Manhattan Bank
                  Corporate Trust Administration
                  450 West 33rd Street, 14th floor
                  New York, New York  10001
                  Attention:  Michael A. Smith
                  Telephone:  (212) 946-3346
                  Facsimile:  (212) 946-8158


or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

12. Amendments. (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, as set forth in an Opinion of Counsel satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or reduce the aforesaid percentage of the Noteholders and Certificateholders which are required to consent to any such amendment, without the consent of the Noteholders of all the Notes Outstanding and Certificateholders of Certificates evidencing all of the Aggregate Certificate Balance.

                  (b) Upon any proposed amendment or supplement to this Agreement pursuant to this Section 12, if such proposed amendment or supplement would adversely affect any of the Swap Counterparty's rights or obligations under the Interest Rate Swap Agreement or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreement, then the Administrator shall obtain the consent of the Swap Counterparty prior to the adoption of such amendment or supplement, provided the Swap Counterparty's consent shall not be unreasonably withheld, and provided, further, the Swap Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent.

13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

14. Governing Law. This agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

15. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18. Not Applicable to Ford Credit in Other Capacities. Nothing in this Agreement shall affect any right or obligation Ford Credit may have in any other capacity.

19. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of the Issuer by The Bank of New York not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Chase Manhattan Bank not in its individual capacity but solely as Indenture Trustee and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

20. Third-Party Beneficiary. The Owner Trustee and the Delaware Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

21. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee, the Delaware Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee, the Delaware Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller or the General Partner to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the General Partner under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the General Partner or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Seller or the General Partner.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                       FORD CREDIT AUTO OWNER TRUST 2000-D

                       By:     THE BANK OF NEW YORK,
                               not in its individual
                               capacity but solely as
                               Owner Trustee

                               By:
                             Name:
                            Title:


                       THE CHASE MANHATTAN BANK, not
                       in its individual capacity but
                       solely as Indenture Trustee


                               By:
                             Name:
                            Title:


                        FORD MOTOR CREDIT COMPANY,
                        as Administrator

                               By:
                             Name:
                            Title:

                                                                  APPENDIX A

                              Definitions and Usage

                                                                    Exhibit 99.3

                               PURCHASE AGREEMENT

                  This PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement") is made as of the 1st day of July 2000, by and between FORD MOTOR CREDIT COMPANY, a Delaware corporation (the "Seller"), having its principal executive office at One American Road, Dearborn, Michigan 48121, and FORD CREDIT AUTO RECEIVABLES TWO L.P., a Delaware limited partnership (the "Purchaser"), having its principal executive office at One American Road, Dearborn, Michigan 48126.

                  WHEREAS, in the regular course of its business, the Seller purchases certain motor vehicle retail installment sale contracts secured by new and used automobiles and light trucks from motor vehicle dealers.

                  WHEREAS,  the Seller and the  Purchaser  wish to set forth the terms pursuant to which the Receivables and related property are to be sold, transferred, assigned and otherwise conveyed by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser pursuant to the Sale and Servicing Agreement to the Ford Credit Auto Owner Trust 2000-D to be created pursuant to the Trust Agreement, which Trust will issue notes secured by such Receivables and certain other property of the Trust, pursuant to the Indenture, and will issue certificates representing beneficial interests in such Receivables and certain other property of the Trust, pursuant to the Trust Agreement.

                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

                  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein. The term "Seller" herein shall mean Ford Motor Credit Company.

                                   ARTICLE II

                    CONVEYANCE AND ACQUISITION OF RECEIVABLES

                  2.1      Conveyance and Acquisition of Receivables

                  On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Receivables and the other property relating thereto (as defined below).

         (a) Conveyance of Purchased Property. Effective as of the Closing Date and simultaneously with the transactions pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser, without recourse, all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the following (collectively, the "Purchased Property"): (i) the
Receivables; (ii) with respect to Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) Receivables Purchase Price. In consideration for the Purchased Property described in Section 2.1(a) hereof, the Purchaser shall, on the Closing Date, pay to the Seller the Receivables Purchase Price. As detailed on Schedule B hereto, the portion of the Receivables Purchase Price to be paid in cash is an amount equal to the net cash proceeds from the sale of the Notes to the Underwriters pursuant to the Underwriting Agreement plus the amount of the cash capital contribution by the General Partner to the Purchaser on the Closing Date, minus the Reserve Initial Deposit. The remaining portion of the Receivables Purchase Price ($156,047,872.18) shall be deemed paid and returned to the Purchaser and shall be considered a contribution to capital. The portion of the Receivables Purchase Price to be paid in cash shall be paid by federal wire transfer (same day) funds.

         (c) It is understood that the absolute sale, transfer, assignment and conveyance of the Purchased Property by the Seller to the Purchaser pursuant to this Agreement shall be without recourse and the Seller does not guarantee collection of any Receivable, provided, however, that such sale, transfer, assignment and conveyance shall be made pursuant to and in reliance on by the Purchaser of the representations and warranties of the Seller as set forth in
Section 3.2(b) hereof.

2.2 The Closing. The sale, assignment, conveyance and acquisition of the Purchased Property shall take place at a closing (the "Closing") at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522 on the Closing Date, simultaneously with the closings under: (a) the Sale and Servicing Agreement pursuant to which the Purchaser will assign all of its right, title and interest in, to and under the Receivables and certain other property to the Trust in exchange for the Notes and the Certificates; (b) the Indenture, pursuant to which the Trust will issue the Notes and pledge all of its right, title and interest in, to and under the Receivables and certain other property to secure the Notes; (c) the Trust Agreement, pursuant to which the Trust will issue the Certificates; (d) the Underwriting Agreement, pursuant to which the Purchaser will sell to the Underwriters the Underwritten Securities and (e) the Interest Rate Swap Agreement, pursuant to which the Trust will agree to pay to the swap counterparty a fixed rate and the swap counterparty will agree to pay to the Trust a floating rate, on the notional amount described therein.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:

         (a) Organization, etc. The Purchaser has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof and thereof.

         (b) Due Authorization and No Violation. This Agreement has been duly authorized, executed and delivered by the Purchaser, and is the legal, valid, binding and enforceable obligation of the Purchaser except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

         (c) No Conflicts. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Purchaser), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Purchaser) upon any of the property or assets of the Purchaser pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Purchaser is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Limited Partnership or the Limited Partnership Agreement of the Purchaser.

         (d) No Proceedings. No legal or governmental proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Purchaser and will not materially and adversely affect the performance by the Purchaser of its obligations under, or the validity and enforceability of, this Agreement.

         (e) Fair Market Value. The Purchaser has determined that the Receivables Purchase Price paid by it for the Purchased Property on the Closing Date is equal to the fair market value for the Purchased Property.

3.2      Representations and Warranties of the Seller.

         (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

(i) Organization, etc. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

(ii) Power and Authority; Due Authorization; Enforceability. The Seller has full power and authority to convey and assign the property conveyed and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action. This Agreement has been duly authorized, executed and delivered by the Seller and shall constitute the legal, valid, binding and enforceable obligation of the Seller except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.


(iii) No Violation. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Seller and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Seller and its subsidiaries considered as a whole) upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Seller is a debtor or guarantor, nor will such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Seller.

(iv) No Proceedings. No legal or governmental proceedings are pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Seller and its subsidiaries considered as a whole and will not materially and adversely affect the performance by the Seller of its obligations under, or the validity and enforceability of, this Agreement.

         (b) The Seller makes the following representations and warranties as to the Receivables on which the Purchaser relies in accepting the Receivables. Such representations and warranties speak as of the Closing Date, but shall survive the transfer, assignment and conveyance of the Receivables to the Purchaser and the subsequent assignment and transfer to the Trust pursuant to the Sale and Servicing Agreement and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

         (i) Characteristics of Receivables. Each Receivable (a) shall have been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased either (X) by the Seller from a Dealer under an existing dealer agreement with the Seller and shall have been validly assigned by such Dealer to the Seller or (Y) by PRIMUS from a Dealer or other finance source (provided that such purchase relates to an individual Receivable and not a bulk purchase) under an existing agreement with PRIMUS and shall have been validly assigned by such Dealer or other finance source to PRIMUS and shall have been validly assigned by PRIMUS to the Seller in the ordinary course of business, (b) shall have created or shall create a valid, subsisting, and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest shall be assignable by the Seller to the Purchaser, (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (d) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate, (e) shall provide for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance, and (f) is an Actuarial Receivable or a Simple Interest Receivable.

         (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders shall have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Purchaser and its assigns is true and correct in all material respects.

         (iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle shall have complied at the time it was originated or made and at the execution of this Agreement shall comply in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

         (iv) Binding Obligation. Each Receivable shall represent the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

(v) No Government Obligor. None of the Receivables shall be due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or political subdivision of either thereof.

(vi) Security Interest in Financed Vehicle. Immediately prior to the transfer, assignment and conveyance thereof, each Receivable shall be secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions shall have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller as secured party.

(vii) Receivables in Force. No Receivable shall have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

(viii)     No Waiver.  No provision of a Receivable shall have been waived.

(ix) No Defenses. No right of rescission, setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Receivable.


(x) No Liens. To the best of the Seller's knowledge, no liens or claims shall have been filed for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

(xi) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have arisen; and the Seller shall not waive any of the foregoing.

(xii) Insurance. With respect to each Receivable, the Seller, in accordance with its customary standards, policies and procedures, shall have determined that, as of the date of origination of each Receivable, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

(xiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute an absolute sale, transfer, assignment and conveyance of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No
         Receivable has been sold, transferred, assigned, conveyed or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others (limited, in the case of mechanics' liens, tax liens and liens attaching to the related Receivables by operation of law, to the best of the Seller's knowledge) and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the transfer of the Purchased Property has been perfected under the UCC.

(xiv) Valid Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Notes or the Certificates shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

(xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority, validly perfected ownership interest in the Receivables shall have been made.

(xvi) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

(xvii) One Original. There shall be only one original executed copy of each Receivable. The Seller, or its custodian, has possession of such original with respect to each Receivable.

(xviii)           New and Used Vehicles.  70.00% of the aggregate Principal
         Balance of the Receivables, constituting 62.72% of the number of Receivables, as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the Receivables represent vehicles financed at used vehicle rates.

(xix) Amortization Type. By aggregate Principal Balance as of the Cutoff Date, 0.32% of the Receivables constitute Actuarial Receivables and 99.68% of the Receivables constitute Simple Interest Receivables.

(xx) Origination. Each Receivable shall have an origination date on or after July 1, 1998.


(xxi) PRIMUS. 12.24% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables originated through PRIMUS and assigned to the Seller, and 87.76% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables that were originated through Ford Credit (excluding PRIMUS).

(xxii) Maturity of Receivables. Each Receivable shall have an original maturity of not greater than sixty
         (60) months.

(xxiii)           Annual Percentage Rate.  The Annual Percentage Rate of each
         Receivable shall be not less than 1.90%
         and not greater than 20.00%.

(xxiv) Scheduled Payments. Each Receivable shall have a first Scheduled Payment due, in the case of Actuarial Receivables, or a first scheduled due date, in the case of Simple Interest Receivables, on or prior to July 31, 2000 and no Receivable shall have a payment that is more than thirty (30) days overdue as of the Cutoff Date.

(xxv) Location of Receivable Files. The Receivable Files shall be kept at one or more of the locations listed in Schedule A-1 hereto or the offices of one of the custodians specified in Schedule A-2 hereto.

(xxvi) No Extensions. The number of Scheduled Payments, in the case of Actuarial Receivables, and the number of scheduled due dates, in the case of Simple Interest Receivables, shall not have been extended on or before the Cutoff Date on any Receivable.

(xxvii) Other Data. The numerical data relating to the characteristics of the Receivables contained in the
         Prospectus are true and correct in all material respects.

(xxviii) Agreement. The representations and warranties in this Agreement shall be true.

(xxix) No Receivables Originated in Alabama or Pennsylvania. No Receivable shall have been originated in Alabama or Pennsylvania.

         (c) The Seller has determined that the Receivables Purchase Price received by it for the Purchased Property on the Closing Date is equal to the fair market value for the Purchased Property.

                                   ARTICLE IV

                                   CONDITIONS

4.1 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Computer Files Marked. The Seller, at its own expense, on or prior to the Closing Date, shall indicate in its computer files, in accordance with its customary standards, policies and procedures, that the Receivables have been conveyed to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser the Schedule of Receivables certified by an officer of the Seller to be true, correct and complete.

         (c)      Documents to be Delivered by the Seller at the Closing.

                  (i) The Assignment. On the Closing Date, the Seller will execute and deliver the Assignment.
         The Assignment shall be substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Receivables and the other property conveyed hereunder, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.


                  (iii) Other Documents. Such other documents as the Purchaser may reasonably request.

         (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement shall be consummated on the Closing Date.

4.2 Conditions to Obligation of the Seller. The obligation of the Seller to convey the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. At the Closing Date, the Purchaser will deliver to the Seller the Receivables Purchase Price in accordance with
Section 2.1(b).

                                    ARTICLE V

                             COVENANTS OF THE SELLER

                  The Seller covenants and agrees with the Purchaser as follows, provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:


5.1      Protection of Right, Title and Interest.

         (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser (or its assignee) in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Seller shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Purchaser at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller shall give the Purchaser at least sixty (60) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Seller shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

         (e) The Seller shall maintain its computer systems, in accordance with its customary standards, policies and procedures, so that, from and after the time of conveyance hereunder of the Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser or its assignee. Indication of the ownership of a Receivable by the Purchaser or its assignee shall not be deleted from or modified on the Seller's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Purchaser.

         (g) The Seller shall, upon receipt by the Seller of reasonable prior notice, permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

         (h) Upon request, the Seller shall furnish to the Purchaser, within twenty (20) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of Receivables.

5.2 Other Liens or Interests. Except for the conveyances hereunder and pursuant to the other Basic Documents, the Seller will not sell, pledge, assign or transfer any Receivable to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under such Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section 5.2 shall terminate upon the termination of the Trust pursuant to the Trust Agreement.

5.3 Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Receivables.

5.4      Indemnification.

         (a) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties contained herein provided, however, with respect to a breach of the Seller's representations and warranties as set forth in Section 3.2(b), any indemnification amounts owed pursuant to this Section 5.4 with respect of a Receivable shall give effect to and not be duplicative of the Purchase Amounts paid by the Seller pursuant to Section 6.2 hereof.

         (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

         (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

         (e) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

5.5 Treatment. The Seller agrees to treat this conveyance as (i) an absolute transfer for tax purposes and (ii) a sale for all other purposes (including without limitation financial accounting purposes), in each case on all relevant books, records, tax returns, financial statements and other applicable documents.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

6.1 Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

6.2 Repurchase of Receivables Upon Breach by the Seller. (a) The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders, that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof shall constitute events obligating the Seller to repurchase Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Purchaser or from the Trust.

(b) Any Person who discovers a breach of any representation or warranty of the Seller set forth in Section 3.2(b) hereof may, and if such Person is the Seller or the Servicer, shall, inform promptly the Servicer, the Seller, the Purchaser, the Trust, the Owner Trustee and the Indenture Trustee, as the case may be, in writing, upon the discovery of any breach of any representation or warranty as set forth in Section 3.2(b) hereof. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Seller's election, the last day of the first following Collection Period), the Seller shall repurchase any Receivable materially and adversely affected by such breach at the Purchase Amount. In consideration of the repurchase of such Receivable, the Seller shall remit the Purchase Amount to the Servicer for distribution pursuant to Section 4.2 of the Servicing Agreement. The sole remedy (except as provided in Section 5.4 hereof) of the Purchaser, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders against the Seller with respect to a Repurchase Event shall be to require the Seller to repurchase Receivables pursuant to this Section 6.2. With respect to all Receivables repurchased pursuant to this Section 6.2, the Purchaser shall assign to the Seller, without recourse, representation or warranty, all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

6.3 Seller's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

6.4      Trust.  The Seller acknowledges that:

         (a) The Purchaser will, pursuant to the Sale and Servicing Agreement, convey the Receivables to the Trust and assign its rights under this Agreement to the Trust for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under Sections 6.2 and 6.3 hereof are intended to benefit the Trust, the Owner Trustee, the Noteholders and the Certificateholders. The Seller hereby consents to such conveyance and assignment.

         (b) The Trust will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.3 are intended to benefit the Indenture Trustee and the Noteholders. The Seller hereby consents to such pledge.

6.5 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser; provided, however, that any such amendment that materially adversely affects the rights of the Noteholders or the Certificateholders under the Indenture, Sale and Servicing Agreement or Trust Agreement shall be consented to by the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance; provided, further, that any amendment or supplement which would adversely affect any of the Swap Counterparty's rights or obligations under the Interest Rate Swap Agreement or modify the obligations of, or impair the ability of the Issuer to fully perform any of its obligations under, the Interest Rate Swap Agreement shall be consented to by the Swap Counterparty, which consent shall not be unreasonably withheld. The Swap
Counterparty's consent will be deemed to have been given if the Swap Counterparty does not object in writing within ten Business Days of receipt of a written request for such consent.

6.6      Accountants' Letters.

         (a) PricewaterhouseCoopers LLP will review the characteristics of the Receivables described in the Schedule of Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Prospectus.

         (b) The Seller will cooperate with the Purchaser and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.6(a) above and to deliver the letters required of them under the Underwriting Agreement.

(c) PricewaterhouseCoopers LLP will deliver to the Purchaser a letter, dated the Closing Date, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus under the caption "Delinquencies, Repossessions and Net Losses" and with respect to such other information as may be agreed in the form of letter.

6.7 Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

6.8 Notices. All communications and notices pursuant hereto to either party shall be in writing or by facsimile and addressed or delivered to it at its address as shown below or at such other address as may be designated by it by notice to the other party and, if mailed or sent by facsimile, shall be deemed given when mailed or when transmitted by facsimile.


To Seller:        Ford Motor Credit Company
                  One American Road
                  Dearborn, Michigan 48126-6044
                  Attn:  Secretary
                  Facsimile No.:  (313) 594-7742

To Purchaser:     Ford Credit Auto Receivables Two L.P.
                  c/o Ford Credit Auto Receivables Two Inc.
                  One American Road
                  Dearborn, Michigan  48126
                  Attn: Secretary
                  Facsimile No.:   (313) 594-7742

6.9 Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

6.10 Survival. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof and any sale, transfer or other assignment of the Receivables by the Purchaser.


6.11 Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under any Sale and Servicing Agreement or as required by law.

6.12 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

6.13 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

6.14 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

6.15 Further Assurances. Seller and Purchaser will each, at the request of the other, execute and deliver to the other all other instruments that either may reasonably request in order to perfect the conveyance, transfer, assignment and delivery to Purchaser of the rights to be conveyed, transferred, assigned and delivered and for the consummation of this Agreement.

IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                            FORD MOTOR CREDIT COMPANY


                                            By:
                                                Name:
                                                Title:


                                            FORD CREDIT AUTO RECEIVABLES
                                              TWO L.P.

                                            By: FORD CREDIT AUTO RECEIVABLES
                                                  TWO, INC.,
                                                        as General Partner

                                            By:
                                                 Name:
                                                 Title:

                                                                     Exhibit A

                                   ASSIGNMENT

                  For value received, in accordance with the Purchase Agreement dated as of July 1, 2000 (the "Purchase Agreement"), between the undersigned and FORD CREDIT AUTO RECEIVABLES TWO L.P. (the "Purchaser"), the undersigned does hereby assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the following: (i) the Receivables; (ii) with respect to Actuarial Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date (including in each case any monies received prior to the Cutoff Date that are due on or after the Cutoff Date and were not used to reduce the principal balance of the Receivable); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering the Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Seller); (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of July 1, 2000.


                            FORD MOTOR CREDIT COMPANY

                            By:
                            Name:
                           Title:

                                    Exhibit B

                             Schedule of Receivables

                             DELIVERED TO PURCHASER

                                   AT CLOSING

                                  Schedule A-1

                          Location of Receivable Files
                          at Ford Credit Branch Offices

Akron
175 Montrose West Avenue
Crown Pointe Building
Suite 300
Copley, OH  44321

Albany
5 Pine West Plaza
Albany, NY  12205

Albuquerque
6100 Uptown Blvd., N.E.
Suite 300
Albuquerque, NM  87110

Amarillo
1616 S. Kentucky
Bldg. D, Suite 130
Amarillo, TX  79102

Anchorage
3201 C Street
Suite 303
Anchorage, AK  99503

Appleton
54 Park Place
Appleton, WI  54915-8861

Athens
3708 Atlanta Highway
Athens, GA  30604

Atlanta-North
North Park Town Center
Bldg. 400, Suite 180
1000 Abernathy Rd. N.E.
Atlanta, GA  30328

Atlanta-South
1691 Phoenix Blvd.
Suite 300
Atlanta, GA  30349

Atlanta/CL
1117 Perimeter Ctr. W
Suite 404 West
Atlanta, GA 30338

Atlantic Region District Office
14104 Newbrook Drive
Chantilly, VA 22021

Austin
1701 Directors Blvd.
Suite 320
Austin, TX  78744

Baltimore
Campbell Corporate
Center One
4940 Campbell Blvd.
Suite 140
Whitemarsh Business Community
Baltimore, MD  21236

Baltimore Service Center
7090 Columbia Gateway Dr.
Columbia, MD 21046

Beaumont
2615 Calder
Suite 715
Beaumont, TX  77704

Billings
1643 Lewis Avenue
Suite 201
Billings, MT  59102

Birmingham
3535 Grandview Parkway
Suite 340
Birmingham, AL  35243

Boston-North
One Tech Drive
3rd Floor
Andover, MA  01810-2497

Boston-South
Southboro Place
2nd Floor
352 Turnpike Road
Southboro, MA  01772

Bristol
Landmark Center-
Suite A
113 Landmark Lane
Bristol, TN  37620

Buffalo
95 John Muir Drive
Suite 102
Amherst, NY  14228

Cape Girardeau
1409-C N. Mt. Auburn Rd.
Cape Girardeau, MO  63701

Charleston
Rivergate Center
Suite 150
4975 LaCross Road
North Charleston, SC  29418

Charlotte
6302 Fairview Road
Suite 500
Charlotte, NC  28210

Charlotte/CL
6302 Fairview Road
Suite 510
Charlotte, NC 28210

Chattanooga
2 Northgate Park
Suite 200
Chattanooga, TN  37415

Cheyenne
6234 Yellowstone Road
Cheyenne, WY  82009

Chicago-East
One River Place
Suite A
Lansing, IL  60438

Chicago-North
9700 Higgins Road
Suite 720
Rosemont, IL  60018

Chicago-South
The Office of Waterfall Glen I
Suite 310
900 South Frontage Road
Woodridge, IL  60517

Chicago-West
2500 W. Higgins Rd.
Suite 280
Hoffman Estates, IL  60195

Chicago/CL
745 McClintock Drive
Suite 300
Burr Ridge, IL 60521

Cincinnati
8805 Governors Hill Dr.
Suite 230
Cincinnati, OH  45249

Cleveland
5700 Lombardo Centre
Suite 101
Seven Hills, OH 44131-2581

Colorado Springs
5575 Tech Center Dr.
Suite 220
Colorado Springs, CO  80919

Columbia
250 Berryhill Road
Suite 201
Columbia, SC  29210

Columbus
Metro V, Suite 470
655 Metro Place S
Dublin, OH  43017

Coral Springs
3111 N. University Dr.
Suite 800
Coral Springs, FL  33065

Corpus Christi
5350 South Staples
Suite 225
Corpus Christi, TX  78411

Dallas
Campbell Forum
Suite 600
801 E. Campbell Road
Richardson, TX  75081

Dallas/CL
Campbell Forum
Suite 650
801 E. Campbell Road
Richardson, TX  75081

Davenport
5405 Utica Ridge Road
Suite 200
Davenport, IA  52807

Decatur
401 Lee Street
Suite 500
Decatur, AL  35602

Denver
6300 S. Syracuse Way
Suite 195
Englewood, CO  80111

Des Moines
4200 Corporate Drive
Suite 107
W. Des Moines, IA  50266

Detroit-North
1301 W. Long Lake Road
Suite 150
Troy, MI  48098

Detroit-West
1655 Fairlane Circle
Suite 900
Allen Park, MI  48101

Detroit/CL
One Parklane Blvd.
Suite 301E
Dearborn, MI 48126

Dothan
137 Clinic Drive
Dothan, AL  36303

El Paso
1200 Golden Key Circle
Suite 104
El Paso, TX  79925

Eugene
1600 Valley River Drive
Suite 190
Eugene, OR  97401

Falls Church
1420 Springhill Road
Suite 550
McLean, VA  22102

Fargo
3100 13th Ave. South
Suite 205
Fargo, ND  58103

Fayetteville
4317 Ramsey Street
Suite 300
Fayetteville, NC  28311

Findlay
3500 North Main Street
Findlay, OH  45840-1447

Ft. Myers
11935 Fairway Lakes Dr.
Fort Myers, FL  33913

Ft. Worth
Center Park Tower
Suite 400
2350 West Airport Frwy.
Bedford, TX  76022

Grand Junction
744 Horizon Court
Suite 330
Grand Junction, CO  81506

Grand Rapids
2851 Charlevoix Drive SE
Suite 300
Grand Rapids, MI  49546

Greensboro
1500 Pinecroft Rd.
Suite 220
Greensboro, NC  27407

Greenville Service Center
1100 Brookfield Blvd.
Greenville, SC  29607

Harlingen
1916 East Harrison
Harlingen, TX  78550

Harrisburg
4900 Ritter Road
Mechanicsburg, PA  17055

Henderson
618 North Green Street
Henderson, KY  42420

Honolulu
Ala Moano Pacific Center
Suite 922
1585 Kapiolani Blvd.
Honolulu, HI  96814

Houston-North
363 N. Sam Houston Pkwy. E.
Suite 700
Houston, TX  77060

Houston-West
820 Gessner
Suite 700
Houston, TX  77024

Huntington
3150 U.S. Route 60 *
Ona, WV  25545

Indianapolis
5875 Castle Creek Pkwy.
North Drive
Suite 240
Indianapolis, IN  46250

Jackson
800 Avery Boulevard
Suite B
Ridgeland, MS  39157

Jacksonville
Suite 310
9485 Regency Square Boulevard
Jacksonville, FL  32225

Jefferson City
210 Prodo Drive
Jefferson City, MO  65109

Kansas City
8717 West 110th Street
Bldg. #14, Suite 550
Overland Park, KS  66210

Knoxville
5500 Lonas Drive
Suite 260
Knoxville, TN  37909

Lafayette
Saloom Office Park
Suite 350
100 Asthma Boulevard
Lafayette, LA  70508

Lansing
2140 University Park Drive
Okemos, MI  48864

Las Vegas
500 N Rainbow Blvd.
Suite 312
Las Vegas, NV  89107

Little Rock
1701 Centerview Dr.
Suite 301
Little Rock, AR  72211

Long Island
One Jericho Plaza
2nd Floor Wing B
Jericho, NY  11753

Louisville
150 Executive Park
Louisville, KY  40207

Lubbock
4010 82nd Street
Suite 200
Lubbock, TX  79423

Macon
5400 Riverside Drive
Suite 201
Macon, GA  31210

Manchester
4 Bedford Farms
Bedford, NH  03110

Memphis
6555 Quince Road
Suite 300
Memphis, TN  38119

Miami
6303 Blue Lagoon Drive
Suite 200
Miami, FL  33126

Midland
15 Smith Road
Suite 4300
Chevron Building
Midland, TX 79705

Milwaukee
10850 W. Park Place
Suite 110
Milwaukee, WI  53224

Minneapolis
One Southwest Crossing
Suite 308
11095 Viking Drive
Eden Prairie, MN  55344

Mobile
1201 Montlimar Dr.
Suite 700
Mobile, AL  36609-1718

Nashville
Highland Ridge
Suite 190
565 Marriott Drive
Nashville, TN  37214

Nashville Service Center
9009 Carothers Parkway
Franklin, TN  37064

National Recovery Center
1335 S. Clearview
Mesa, AZ  85208

New Haven
35 Thorpe Ave.
Wallingford, CT 06492

New Jersey-Central
101 Interchange Plaza
Cranbury, NJ  08512

New Jersey-North
72 Eagle Rock Avenue
3rd Floor
East Hanover, NJ  07936

New Jersey-South
10000 MidAtlantic Dr.
Suite 401 West
Mt. Laurel, NJ  08054

New Orleans
Lakeway III
3838 N. Causeway Blvd.
Suite 3200
Metairie, LA  70002

Norfolk
Greenbrier Pointe
Suite 350
1401 Greenbrier Pkwy.
Chesapeake, VA  23320

Oklahoma City
Perimeter Center
Suite 300
4101 Perimeter Ctr Dr.
Oklahoma City, OK  73112

Omaha
10040 Regency Circle
Suite 100
Omaha, NE  68114-3786

Omaha Customer Service Center
12110 Emmet Street
Omaha, NB 68164

Nashville Customer Service Center
9009 Carothers Parkway
Franklin, TN 37067

Orange
765 The City Drive
Suite 400
Orange, CA  92668

Orange/CL
765 The City Drive
Suite 401
Orange, CA  92668

Orlando
1060 Maitland Ctr Commons
Suite 210
Maitland, FL  32751

Pasadena
225 S. Lake Avenue
Suite 1200
Pasadena, CA  91101

Pensacola
25 W. Cedar Street
Suite 316
Pensacola, Fl  32501

Philadelphia
Bay Colony Executive Park
Suite 100
575 E. Swedesford Rd.
Wayne, PA  19087

Philadelphia/CL
500 N. Gulph Rd.
Suite 110
King of Prussia, PA 19406

Phoenix
4742 North 24th Street
Suite 215
Phoenix, AZ  85016

Pittsburgh
Foster Plaza 9
750 Holiday Drive
4th Floor, Suite 420
Pittsburgh, PA  15220

Portland, ME
2401 Congress Street
Portland, ME  04102

Portland, OR
10220 S.W. Greenburg Blvd.
Suite 415
Portland, OR  97223

Raleigh
3651 Trust Drive
Raleigh, NC  27604

Richmond
300 Arboretum Place
Suite 320
Richmond, VA  23236

Roanoke
5238 Valley Pointe Pkwy.
Suite 6
Roanoke, VA  24019

Sacramento
2720 Gateway Oaks Dr.
Suite 200
Sacramento, CA  95833

Saginaw
4901 Towne Centre Rd.
Suite 200
Saginaw, MI  48605

Salt Lake City
310 E. 4500 S.
Suite 340
Murray, UT  84107

Santa Ana Central Collections
765 The City Drive
Suite 402
Orange, CA  92668

San Antonio
100 N.E. Loop 410
Suite 625
San Antonio, TX  78216-4742

San Bernardino
1615 Orange Tree Lane
Suite 215
Redlands, CA  92374

San Diego
3111 Camino Del Rio N.
Suite 1333
San Diego, CA  92108

San Francisco
6120 Stoneridge Mall Rd.
Suite 200
Pleasanton, CA  94588

San Francisco/CL
4900 Hopyard Road
Suite 220
Pleasanton CA 94588

San Jose
1900 McCarthy Blvd.
Suite 400
Milpitas, CA  95035

Savannah
6600 Abercorn Street
Suite 206
Savannah, GA  31405

Seattle
13555 S.E. 36th Street
Suite 350
Bellevue, WA  98009-1608

Shreveport
South Pointe Centre
Suite 200
3007 Knight Street
Shreveport, LA  71105

South Bay
301 E. Ocean Boulevard
Suite 1900
Long Beach, CA  90802

South Bend
4215 Edison Lakes Parkway
Suite 140
Mishawaka, IN  46545


Spokane
901 North Monroe Ct.
Suite 350
Spokane, WA  99201-2148

Springfield
3275 E. Ridgeview
Springfield, MO  65804

St. Louis
4227 Earth City Expressway
Suite 100
Earth City, MO  63045

St. Paul
7760 France Avenue South
Suite 920
Bloomington, MN  55435

Syracuse
5788 Widewaters Pkwy.
DeWitt, NY  13214

Tampa
Lincoln Pointe, Suite 800
2502 Rocky Point Drive
Tampa, FL  33607

Tampa Service Center
3620 Queen Palm Drive
Tampa, FL 33619

Terre Haute
4551 S. Springhill
Junction Street
Terre Haute, IN  47802

Tulsa
9820 East 41st St.
Suite 300
Tulsa, OK  74145

Tupelo
One Mississippi Plaza
Tupelo, MS  38801

Tyler
821 East SE Loop 323
Suite 300
Tyler, TX  75701

Ventura
260 Maple Court
Suite 210
Ventura, CA  93003

Washington, D.C.
2440 Research Blvd.
Suite 150
Rockville, MD  20850

Westchester
660 White Plains Road
Tarrytown, NY  10591

Western Carolina
215 Thompson Street
Hendersonville, NC  28792

Wichita
7570 West 21st
Wichita, KS  67212

                                  Schedule A-2

                          Location of Receivable Files
                    at Third Party Custodians of Ford Credit

Security Archives
5022 Harding Place
Nashville, TN  37211

IKON Business Imaging Services
31101 Wiegman Road
Hayward, CA 94544

                                   APPENDIX A

                              Definitions and Usage

                     Schedule B - Receivables Purchase Price

Total net cash proceeds from the Underwriters for purchase of the Class A-1
  Notes,  Class A-2 Notes, Class A-3 Notes,
  Class A-4 Notes, Class A-5 Notes and
  Class B Notes

  received by Purchaser                                 $1,542,928,748.58

Total net cash proceeds from FCAR
  Owner Trust for purchase of the
  initial Variable Pay Term Notes                       $  490,556,000.00

  Less Reserve Account Deposit                         ($   10,999,885.98)

Total cash received by Purchaser
  available for transfer
  to Ford Credit as Seller                              $2,022,484,862.60

Receivables Purchase Price (1)                          $2,181,717,385.23

  minus Total cash received by
  Purchaser available
  for transfer to Ford Credit as Seller                $(2,022,484.862.60)

Difference  (2)                                        $   159,232,522.64

Total portion of Receivables Purchase
  Price paid by the Purchaser in cash
 (including FCARTI capital
  contribution)                                         $2,025,669,513.05

plus Deemed Capital Contribution from
  Ford Credit to Purchaser                              $  156,047,872.18

Receivables Purchase Price                              $2,181,717,385.23

--------

 (1) The Variable Pay Term Note is sold by the Purchaser at par and the Class C Certificate and the Class D Certificate are retained by the Purchaser and are not available for transfer to Ford Credit. The Seller and the Purchaser have determined that the Receivables Purchase Price equals the fair market value of the Receivables and the related property and the fair market value is calculated as 105% of the adjusted pool balance (or 99.17% of the original pool balance).

(2) In order to maintain the 98% interest of Ford Credit as the limited partner of the Purchaser and the 2% interest of Ford Credit Auto Receivables Two, Inc. ("FCARTI") as the general partner of the Purchaser, FCARTI must contribute 2% of $159,232,522.64 to the Purchaser. FCARTI will obtain such amount (equal to $3,184,650.45) through a capital contribution from Ford Credit.

                                                                    Exhibit 99.4

                                   APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage

                  The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

(a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

(b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

(c) The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" means "including without limitation."

(d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                  "Accrued Class A Note Interest" shall mean, with respect to any Distribution Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Distribution Date and the Class A Noteholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accrued Class B Note Interest" shall mean, with respect to any Distribution Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Distribution Date and the Class B Noteholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accrued Class C Certificate Interest" shall mean, with respect to any Distribution Date, the sum of the Class C Certificateholders' Monthly Accrued Interest for such Distribution Date and the Class C Certificate Interest Carryover Shortfall for such Distribution Date.

                  "Accrued Class D Certificate Interest" shall mean, with respect to any Distribution Date, the sum of the Class D Certificateholders' Monthly Accrued Interest for such Distribution Date and the Class D Certificateholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accrued VPTN Interest" shall mean, with respect to any Distribution Date, the sum of the Class VPTN Noteholders' Monthly Accrued Interest for such Distribution Date and the Class VPTN Noteholders' Interest Carryover Shortfall for such Distribution Date.

                  "Accumulation   Account"   shall   mean   the   administrative
subaccount of the Collection  Account  established  and  maintained  pursuant to
Section 4.1(f) of the Sale and Servicing Agreement.

                  "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

                  "Actuarial Advance" shall mean the amount, as of the last day of a Collection Period, which the Servicer is required to advance on the respective Actuarial Receivable pursuant to Section 4.4(a) of the Sale and Servicing Agreement.

                  "Actuarial Method" shall mean the method of allocating a fixed level payment on a Receivable between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of one-twelfth (1/12) of the APR on the Receivable multiplied by the scheduled principal balance of the Receivable.

                  "Actuarial Receivable" shall mean any Receivable under which the portion of a payment with respect thereto allocable to interest and the portion of a payment with respect thereto allocable to principal is determined in accordance with the Actuarial Method.

                  "Administration   Agreement"  shall  mean  the  Administration
Agreement, dated as of July 1, 2000, by and among the Administrator, the Issuer and the Indenture Trustee.

                  "Administrator" shall mean Ford Credit, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

                  "Affiliate"  shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.


                  "Aggregate Certificate Balance" shall mean, as of any date of determination, the sum of the Certificate Balance as of such date of the Class C Certificates and the Certificate Balance as of such date of the Class D Certificates.

                  "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

                  "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable:
(a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices, and (c) the State of Michigan.

                  "Assignment" shall mean the document of assignment attached as Exhibit A to the Purchase Agreement.

                  "Authenticating  Agent"  shall have the meaning  specified  in
Section 2.14 of the Indenture.

                  "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

                  "Available Collections" shall mean, for any Distribution Date, the sum of the following amounts with respect to the Collection Period preceding such Distribution Date: (i) all scheduled payments and all prepayments in full collected with respect to Actuarial Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) and all payments collected with respect to Simple Interest Receivables;
(ii)  all  Liquidation   Proceeds   attributable  to  Receivables  which  became
Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables which were written off in prior Collection Periods; (iii) all Actuarial Advances made by the Servicer of principal due on the Actuarial Receivables; (iv) all Monthly Advances made by the Servicer of interest due on the Receivables and all amounts advanced by the Servicer pursuant to Section 4.4(c) of the Sale and Servicing Agreement; (v) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; (vi) any reinvestment earnings from Permitted Investments in the Accumulation Account; and (vii) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cutoff Date; provided, however, that in calculating the Available Collections the following will be excluded: (i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Monthly Advance on such Receivable;
(ii) amounts received on any of the Receivables to the extent that the Servicer has previously made an unreimbursed Monthly Advance on a Receivable which is not recoverable from collections on the particular Receivable; (iii) Liquidation Proceeds with respect to a particular Actuarial Receivable to the extent of any unreimbursed Actuarial Advances thereon; (iv) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances; (vi) amounts constituting the Supplemental Servicing Fee;
(vii) amounts on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) and (viii) any amounts on deposit in the VPTN Proceeds Account.

                  "Available Funds" shall mean, for any Distribution Date, the sum of (i) the Available Collections for such Distribution Date, (ii) the Reserve Account Release Amount for such Distribution Date, (iii) any Swap
Receipt received by the Issuer from the Swap Counterparty since the prior Distribution Date and (iv) and any Swap Termination Payment received from the Swap Counterparty since the prior Distribution Date which have not been applied as consideration for a replacement Interest Rate Swap Agreement.

                  "Bank" shall mean The Bank of New York, a New York banking corporation.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

                  "Basic Documents" shall mean the Certificate of Limited Partnership, the Limited Partnership Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement, the Interest Rate Swap Agreement, the Control Agreement and the other documents and certificates delivered in connection therewith.

                  "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes, in each case issued in book-entry form as described in Section 2.11 of the Indenture.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

                  "Capital Account" shall mean the account established pursuant to Section 3.2 of the Trust Agreement and the amount of any Certificateholder's Capital Account shall be the amount determined in accordance with such Section
3.2 of the Trust Agreement.

                  "Calculation Agent" shall mean the calculation agent appointed to calculate interest rates and interest amounts on the VPTNs and to perform other duties pursuant to Section 3.19 of the Indenture and shall initially be The Chase Manhattan Bank.

                  "Certificates" shall mean the Class C Certificates and the Class D Certificates, collectively.

                  "Certificate Balance" shall mean, with respect to each Class of Certificates and as the context so requires, (i) with respect to all Certificates of such Class, an amount equal to, initially, the Initial Certificate Balance of such Class of Certificates and, thereafter, an amount equal to the Initial Certificate Balance of such Class of Certificates, reduced by all amounts distributed to Certificateholders of such Class of Certificates and allocable to principal or (ii) with respect to any Certificate of such Class, an amount equal to, initially, the initial denomination of such
Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Certificate and allocable to principal; provided, that in determining whether the Certificateholders of Certificates evidencing the requisite portion or percentage of the Aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance of the applicable Class, except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance of the applicable Class if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Certificate  Distribution  Account"  shall  mean  each of the
Certificate  Interest   Distribution  Account  and  the  Certificate   Principal
Distribution Account.

                  "Certificate Interest Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificate Principal Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                  "Certificateholder" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate   of   Limited   Partnership"   shall   mean  the
Certificate of Limited Partnership of the Depositor filed for the Depositor pursuant to Section 17-201(a) of the Limited Partnership Act.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit F to the Trust Agreement filed for the Trust pursuant to
Section 3810(a) of the Business Trust Statute.

                  "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

                  "Certificate Pool Factor" shall mean, with respect to each Class of Certificates as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance of such Class of Certificates (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance of such Class of Certificates. Each Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the applicable Class of Certificates.

                  "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

                  "Class" shall mean (i) a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes or the VPTNs or (ii) a Class of Certificates, which may be the Class C Certificates or the Class D Certificates.

                  "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

                  "Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the Class A Noteholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding Class A Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Distribution Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

                  "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes at the respective Note Interest Rate for such Class on the outstanding principal amount of the Notes of each such Class on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Distribution Date.

                  "Class A Percentage" means, for a Distribution Date, the percentage equal to a fraction, the numerator of which is the outstanding principal balance of the Class A Notes and the denominator of which is the sum of the outstanding principal balance of the Class A Notes plus the outstanding principal balance of the VPTNs, in each case at the close of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date).

                  "Class A-1 Final Scheduled Distribution Date" shall mean the June 2002 Distribution Date.

                  "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1 Note is registered on the Note Register.

                  "Class A-1 Notes" shall mean the $439,000,000 aggregate initial principal amount Class A-1 7.008% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

                  "Class A-1 Rate" shall mean 7.008% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-2 Final Scheduled Distribution Date" shall mean the April 2003 Distribution Date.

                  "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2 Note is registered on the Note Register.

                  "Class A-2 Notes" shall mean the $360,000,000 aggregate initial principal amount Class A-2 7.06% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

                  "Class A-2 Rate" shall mean 7.06% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-3 Final Scheduled Distribution Date" shall mean the December 2003 Distribution Date.

                  "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3 Note is registered on the Note Register.

                  "Class A-3 Notes" shall mean the $294,000,000 aggregate initial principal amount Class A-3 7.15% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

                  "Class A-3 Rate" shall mean 7.15% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-4 Final Scheduled Distribution Date" shall mean the July 2004 Distribution Date.

                  "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4 Note is registered on the Note Register.

                  "Class A-4 Notes" shall mean the $227,000,000 aggregate initial principal amount Class A-4 7.13% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

                  "Class A-4 Rate" shall mean 7.13% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class A-5 Final Scheduled Distribution Date" shall mean the January 2005 Distribution Date.

                  "Class A-5 Noteholder" shall mean the Person in whose name a Class A-5 Note is registered on the Note Register.

                  "Class A-5 Notes" shall mean the $153,000,000 aggregate initial principal amount Class A-5 7.15% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-5 to the Indenture.

                  "Class A-5 Rate" shall mean 7.15% per annum. Interest with respect to the Class A-5 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class B Final Scheduled Distribution Date" shall mean the April 2005 Distribution Date.

                  "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.

                  "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the Class B Noteholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on the preceding Distribution Date, to the extent permitted by law, at the Class B Rate for the related Interest Period.

                  "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, the aggregate interest accrued for the related Interest Period on the Class B Notes at the Class B Rate on the outstanding principal amount of the Class B Notes on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Class B Notes on or prior to such preceding Distribution Date.

                  "Class B Notes" shall mean the $72,724,000 aggregate initial principal amount Class B 7.40% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

                  "Class B Rate" shall mean 7.40% per annum. Interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "Class C Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the sum of the Class C Certificateholders' Monthly Accrued Interest for the preceding
Distribution Date and any outstanding Class C Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Class C Certificateholders on such preceding Distribution Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class C Rate.

                  "Class C Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, thirty (30) days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Class C Rate on the Certificate Balance of the Class C Certificates on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class C Certificates made on or prior to such preceding Distribution Date.

                  "Class C Certificates" shall mean the $41,557,000 aggregate initial principal balance Class C 7.91% Asset Backed Certificates evidencing the beneficial interest of a Class C Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class C Final Scheduled Distribution Date" shall mean the July 2005 Distribution Date.

                  "Class C Rate" shall mean 7.91% per annum. Interest with respect to the Class C Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the sum of the Class D Certificateholders' Monthly Accrued Interest for the preceding
Distribution Date and any outstanding Class D Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Distribution Date, over the amount in respect of interest that is actually paid to Class D Certificateholders on such preceding Distribution Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class D Rate.

                  "Class D Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, thirty (30) days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Class D Rate on the Certificate Balance of the Class D Certificates on the immediately preceding Distribution Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance of the Class D Certificates made on or prior to such preceding Distribution Date.

                  "Class D Certificates" shall mean the $41,557,000 aggregate initial principal balance Class D 9.00% Asset Backed Certificates evidencing the beneficial interest of a Class D Certificateholder in the property of the Trust, substantially in the form of Exhibit B to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                  "Class D Final Scheduled Distribution Date" shall mean the October 2005 Distribution Date.

                  "Class D Rate" shall mean 9.00% per annum. Interest with respect to the Class D Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                  "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" shall mean July 26, 2000.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                  "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

                  "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

                  "Collection Period" shall mean each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: 1) all applications of collections, 2) all current and previous Payaheads, 3) all applications of Payahead Balances, 4) all Monthly Advances and reductions of Outstanding Monthly Advances and 5) all distributions.

                  "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

                  "Commission"   shall   mean  the   Securities   and   Exchange
Commission.

                  "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which is used by the Seller in selecting the Receivables conveyed to the Trust.

                  "Control Agreement" shall mean the Securities Account Control Agreement, dated as of the Closing Date, by and among the Seller, the Issuer, the Indenture Trustee and The Chase Manhattan Bank in its capacity as a securities intermediary.

                  "Controlling Certificate Class" shall mean, with respect to any Class C Certificates outstanding, the Class C Certificates as long as any Class C Certificates are outstanding and thereafter the Class D Certificates so long as any Class D Certificates are outstanding.

                  "Controlling Note Class" shall mean, with respect to any Notes Outstanding, the Class A Notes and the VPTNs as long as any Class A Notes or VPTNs are Outstanding and, thereafter, the Class B Notes as long as any Class B Notes are Outstanding (excluding Notes held by the Seller, the Servicer or their Affiliates).

                  "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 101 Barclay Avenue, Floor 12 East, New York, New York 10286 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); (ii) with respect to the Delaware Trustee, the principal corporate trust office of the Delaware Trustee located at White Clay Center, Route 273, Newark, Delaware 19711 or at such other address as the Delaware Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Delaware Trustee (the address of which the successor Delaware Trustee will notify the Certificateholders and the Depositor); and (iii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 450 West 33rd Street, New York, New York 10001, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

                  "Co-Trustees" shall mean, individually and collectively, the Owner Trustee and the Delaware Trustee.

                  "Curable Sequential Amortization Commencement Date" means any Targeted Scheduled Distribution Date on which the related Subclass of Class A Notes is not paid in full; provided that no other Subclass of Class A Notes is then Outstanding after its Targeted Scheduled Distribution Date.

                  "Curable Sequential Amortization Period" shall mean the period commencing on a Curable Sequential Amortization Commencement Date and ending the earlier of (i) the date on which the related Subclass of Class A Notes has been paid in full and (ii) the next succeeding Targeted Scheduled Distribution Date after giving effect to the amounts payable on such Targeted Scheduled Distribution Date.

                  "Cutoff Date" shall mean July 1, 2000.

                  "Dealer" shall mean the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Ford Credit or PRIMUS under an existing agreement between such dealer and either Ford Credit or PRIMUS.

                  "Dealer Recourse" shall mean, with respect to a Receivable (i) any amount paid by a Dealer or credited against a reserve established for, or held on behalf of, a Dealer in excess of that portion of finance charges rebated to the Obligor which is attributable to the Dealer's participation, if any, in the Receivable, and (ii) all recourse rights against the Dealer which originated the Receivable and any successor Dealer.

                  "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" shall have the meaning specified in Section
2.11 of the Indenture.

                  "Delaware Trustee" shall mean The Bank of New York (Delaware), a Delaware banking corporation, not in its individual capacity but solely as Delaware Trustee under the Trust Agreement, or any successor Delaware Trustee under the Trust Agreement.

                  "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

                  "Determination   Date"  shall  mean,   with   respect  to  any
Collection Period, the Business Day immediately preceding the Distribution Date following such Collection Period.

                  "Distribution Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing August 15, 2000.

                  "Eligible Purchaser" means either FCAR Owner Trust or another purchaser eligible to purchase a VPTN under the Securities Act and any applicable State securities law.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" shall have the meaning specified in Section
5.1 of the Indenture.

                  "Event of Servicing Termination" shall mean an event specified in Section 7.1 of the Sale and Servicing Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

                  "Expenses"  shall have the  meaning  assigned  to such term in
Section 8.2 of the Trust Agreement.

                  "Extended Sequential Amortization Commencement Date" shall mean the Targeted Scheduled Distribution Date on which two Subclasses of Class A Notes which have reached or passed their Targeted Scheduled Distribution Dates have not been paid in full after giving effect to all payments allocable to principal on such Targeted Scheduled Distribution Date.

                  "Extended Sequential Amortization Period" shall mean the period commencing on an Extended Sequential Amortization Commencement Date and ending on the Distribution Date on which the Class A-5 Notes and VPTNs are paid in full.

                  "Final Scheduled Maturity Date" shall mean no later than October 15, 2005.

                  "Financed Vehicle" shall mean a new or used automobile or light truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "First Priority Principal Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the excess, if any, of
(a) the aggregate outstanding principal amount of the Class A Notes and VPTNs as of the preceding Distribution Date (after giving effect to any principal payments made on the Class A Notes and VPTNs and the issuance of any additional VPTNs on such preceding Distribution Date) less the amount on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) after giving effect to all principal payments on the Class A Notes and VPTNs on such preceding Distribution Date over (b) the difference between
(1) the Pool Balance at the end of the Collection Period preceding such Distribution Date minus (2) the Yield Supplement Overcollateralization Amount for such Distribution Date; provided, however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Distribution Date (prior to giving effect to any principal payments made on the Securities on such Distribution Date); and provided, further, that (i) the First Priority Principal Distribution Amount on and after the Class A-1 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the First Priority Principal Distribution Amount on and after the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii) the First Priority Principal Distribution Amount on and after the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; (iv) the First Priority Principal Distribution Amount on and after the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero; (v) the First Priority Principal Distribution Amount on and after the Class A-5 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-5 Notes to zero; and (vi) the First Priority Principal Distribution Amount on and after the VPTN Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of all the outstanding VPTNs to zero.

                  "Fitch" shall mean Fitch, Inc.

                  "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation.

                  "General Partner" shall mean Ford Credit Auto Receivables Two, Inc., a Delaware corporation, or any substitute General Partner under the Limited Partnership Agreement.

                  "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Indemnification  Agreement"  shall  mean the  Indemnification
Agreement,   dated  July  18,   2000,   by  and  between  Ford  Credit  and  the
Representatives.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2 of the Trust Agreement.

                  "Indenture" shall mean the Indenture, dated as of July 1, 2000, by and between the Trust and the Indenture Trustee.

                  "Indenture Trustee" shall mean The Chase Manhattan Bank, a New York corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

                  "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                  "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Initial Certificate Balance" shall mean (i) with respect to the Class C Certificates, $41,557,000, (ii) with respect to the Class D Certificates, $41,557,000 and (ii) with respect to any Certificate of either such Class, an amount equal to the initial denomination of such Certificate.

                  "Initial Pool Balance" shall mean $2,199,977,195.96

                  "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

                  "Interest Period" shall mean, with respect to any Distribution Date (i) with respect to the Class A Notes, Class B Notes, Class C Certificates and Class D Certificates, in the case of the first Distribution Date, the period from and including the Closing Date to but excluding August 15, 2000 and for any other Distribution Date, the period from the fifteenth day of the calendar month preceding each Distribution Date to but excluding the fifteenth day of the current calendar month and (ii) with respect to the VPTNs, in case of the first Distribution Date following the issuance of the related VPTN, the period from and including the issuance date to but excluding such Distribution Date and for any other Distribution Date, the period from and including the most recent Distribution Date to but excluding such Distribution Date.

                  "Interest Rate Swap Agreement" shall mean the interest rate swap agreement, dated July 26, 2000, including all schedules and confirmations thereto, between the Issuer and the Swap Counterparty, as the same may be amended, supplemented, renewed, extended or replaced from time to time. The Interest Rate Swap Agreement shall provide that if the rating of any Swap Counterparty (including any replacement Swap Counterparty or any institution guaranteeing the Swap Counterparty's obligations under the Interest Rate Swap Agreement) (i) falls below a rating of "Aa3" by Moody's, "AA-" by Fitch or "AA-" by S&P or (ii) is suspended or withdrawn, then such Swap Counterparty, within 30 days, must either (1) post collateral with a rating of at least "P-1" by Moody's, "F1" by Fitch and "A-1" by S&P to the Issuer, (2) must assign its rights and obligations in and under the applicable Interest Rate Swap Agreement to another eligible Swap Counterparty acceptable to the Issuer or (3) take other remedial action acceptable to the Rating Agencies and to the Issuer, provided, however, that such actions as listed in (1), (2) and (3) above shall only be required if such actions are necessary to maintain the ratings of the Class A Notes and VPTNs prior to such reduction, suspension or withdrawal.

                  "Interest Reset Date" means, with respect to the VPTNs, the first day of the applicable Interest Period.

                  "IRS" shall mean the Internal Revenue Service.

                  "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor and for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "LIBOR" means the London Interbank Offered Rate for U.S. dollar deposits for each Interest Period as determined by the Calculation Agent for the VPTNs as follows:

         (1) On the LIBOR Determination Date, the Calculation Agent will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for a period of one-month, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR for such Interest Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent.

         (2) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of one month, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Security at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a one-month period commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such Interest Period will be the same as LIBOR for the immediately preceding Interest Period.

                  "London Banking Day" means any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

                  "LIBOR Determination Date" means the second London Banking Day prior to the Interest Reset Date for the related Interest Period.

                  "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

                  "Limited Partnership Act" shall mean the Delaware Revised Uniform Limited Partnership Act, Chapter 17 of Title 6 of the Delaware Code, 17 Delaware Code ss. 101 et seq., as amended.

                  "Limited Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Ford Credit Auto Receivables Two L.P., dated as of June 1, 1996, by and between Ford Credit Auto Receivables Two, Inc., as general partner, and Ford Credit, as limited partner.

                  "Liquidated Receivable" shall mean a Receivable which, by its terms, is in default and as to which the Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle.

                  "Liquidation Proceeds" shall mean the monies collected from whatever source, during the respective Collection Period, on a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

                  "Monthly Advance" shall mean either an Actuarial Advance or a Simple Interest Advance or both, as applicable.

                  "Monthly   Remittance   Condition"   shall  have  the  meaning
specified in Section 4.1(e) of the Sale and Servicing Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc.


                  "Note Balance" means with respect to each Class of Notes and as the context so requires, (i) with respect to all Notes of such Class, an amount equal to, initially, the initial Note Balance of such Class of Notes and, thereafter, an amount equal to the initial Note Balance of such Class of Notes, reduced by all amounts distributed to Noteholders of such Class of Notes and allocable to principal or (ii) with respect to any Note of such Class, an amount equal to, initially, the initial denomination of such Note and, thereafter, equal to such initial denomination, reduced by all amounts distributed in respect of such Note and allocable to principal.

                  "Note Depository Agreement" shall mean the agreement dated the Closing Date by and among the Trust, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit C to the Indenture.

                  "Noteholder" shall mean the Person in whose name a Note is registered on the Note Register.

                  "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class A-5 Rate, the VPTN Rate for each VPTN or the Class B Rate, as applicable.

                  "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), the Accumulation Account and the VPTN Proceeds Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Note Pool Factor" shall mean, with respect to each Subclass of Class A, the VPTNs and the Class B Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Subclass or Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original outstanding principal balance of such Subclass or Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date or, with respect to any additional VPTNs, the date of issuance; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Subclass or Class of Notes.

                  "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the VPTNs and the Class B Notes, collectively.

                  "Obligor"  on  a  Receivable   shall  mean  the  purchaser  or
co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable (not including any Dealer in respect of Dealer Recourse).

                  "Offered Securities" shall mean the Class A Notes, the Class B Notes and the Class C Certificates.

                  "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, or the controller of the Seller or the Servicer, as applicable.

                  "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

                  "Optional Purchase Percentage" shall mean 10%.

                  "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                           (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                           (b) Notes or  portions  thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

                           (c) Notes in  exchange  for or in lieu of which other
                  Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Noteholders of Notes evidencing the requisite principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                  "Outstanding Actuarial Advances" on the Actuarial Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Actuarial Advances as reduced as provided in Section 4.4(a) of the Sale and Servicing Agreement.

                  "Outstanding Advances" shall mean either Outstanding Actuarial Advances or Outstanding Simple Interest Advances or both, as applicable.

                  "Outstanding Simple Interest Advances" on the Simple Interest Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Simple Interest Advances as reduced as provided in
Section 4.4(b) of the Sale and Servicing Agreement.

                  "Owner Trustee" shall mean The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

                  "Payahead" on a Receivable shall mean the amount, as of the close of business on the last day of a Collection Period, specified in Section
4.3 of the Sale and Servicing Agreement with respect to such Receivable.

                  "Payahead Account" shall mean the account established and maintained as such pursuant to Section 4.1(d) of the Sale and Servicing Agreement.

                  "Payahead Balance" on a Receivable shall mean the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Receivable (including any amount paid by or on behalf of the Obligor prior to the Cutoff Date that is due on or after the Cutoff Date and was not used to reduce the principal balance of such Receivable), as reduced by applications of previous Payaheads with respect to such Receivable, pursuant to Sections 4.3 and 4.4 of the Sale and Servicing Agreement.

                  "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Distribution Date (except as set forth in clause (g) below) which evidence:

(a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

(c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

(d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

(e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

(g) with respect to the amounts in the Reserve Account, securities and instruments which do not mature prior to the next Distribution Date and will not be required to be sold to meet any shortfalls in interest or principal owed to the Noteholders or Certificateholders, provided that the Issuer or Servicer has received written notification from the Rating Agencies that the acquisition of such securities or instruments as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes and Certificates; and

(h) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Physical Property" shall have the meaning assigned to such term in the definition of "Delivery" above.

                  "Pool Balance" as of the close of business of the last day of a Collection Period shall mean the aggregate Principal Balance of the Receivables, after giving effect to all payments (other than Payaheads) received from Obligors, Liquidation Proceeds, Monthly Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, for such Collection Period and all Realized Losses during such Collection Period.

                  "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance divided by the Initial Pool Balance.

                  "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Prepayment Date" shall mean, with respect to a prepayment of the Certificates pursuant to Section 9.3(a) of the Trust Agreement or a distribution to Certificateholders pursuant to Section 9.1(c) of the Trust Agreement, the Distribution Date specified by the Owner Trustee pursuant to said
Section 9.3(a) or 9.1(c), as applicable.

                  "Prepayment Price" shall mean an amount equal to the Certificate Balance of the Class of Certificates to be prepaid plus accrued and unpaid interest thereon at the applicable Certificate Rate plus interest on any overdue interest at the applicable Certificate Rate (to the extent lawful) to but excluding the Prepayment Date.

                  "PRIMUS"  shall mean,  until  August 1999,  PRIMUS  Automotive
Financial Services, Inc. (and any of its subsidiaries), a wholly owned subsidiary of Ford Credit conducting its business as a corporate entity separate from Ford Credit and beginning in August 1999, Primus Financial Services, a d/b/a of Ford Credit, conducting its business as a division of Ford Credit.

                  "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, shall mean the Amount Financed minus the sum of (a) in the case of an Actuarial Receivable, that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial or constant yield method, (b) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal using the Simple Interest Method, (c) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed, (d) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable.

                  "Principal Distribution Account" shall mean the administrative subaccount of the Collection Account established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

                  "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

                  "Program" shall have the meaning specified in Section 3.11 of the Sale and Servicing Agreement.

                  "Prospectus"   shall  have  the  meaning   specified   in  the
Underwriting Agreement.

                  "Purchase Agreement" shall mean the Purchase Agreement, dated as of July 1, 2000, by and between the Seller and Ford Credit.

                  "Purchase Amount" shall mean the amount, as of the close business on the last day of a Collection Period, required to be paid by an Obligor to prepay in full the respective Receivable under the terms thereof (which amount shall include a full month's interest, in the month of payment, at the Annual Percentage Rate).

                  "Purchased Property" shall mean the Receivables and related property described in Section 2.1(a) of the Purchase Agreement.

                  "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement or by the Seller pursuant to Section 6.2 of the Purchase Agreement.

                  "Purchaser" shall mean the Seller in its capacity as Purchaser under the Purchase Agreement.

                  "Qualified Institution" shall mean any depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times has a short-term deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

                  "Qualified Trust Institution" shall mean the corporate trust department of The Bank of New York, The Chase Manhattan Bank, or any institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) holds not less than one billion dollars in assets in its fiduciary capacity, and (iii) has a long-term deposit rating of not less than Baa3 from Moody's.

                  "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Seller or an Affiliate to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller or an Affiliate, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

                  "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                  "Realized Losses" shall mean, the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal received in the Collection Period.

                  "Receivable" shall mean any retail installment sale contract which shall appear on the Schedule of Receivables and any amendments, modifications or supplements to such retail installment sale contract which has not been released by the Indenture Trustee and the Owner Trustee from the Trust.

                  "Receivable  Files" shall mean the  documents  specified in
Section 2.4 of the Sale and Servicing Agreement.

                  "Receivables Purchase Price" shall mean the fair market value of the Receivables on the Closing Date, as set forth on Schedule A to the Purchase Agreement.

                  "Record Date" shall mean, (i) with respect to any Distribution Date or Redemption Date and any Book-Entry Note, the close of business on the day prior to such Distribution Date or Redemption Date or, with respect to any Definitive Note, the last day of the month preceding the month in which such Distribution Date or Redemption Date occurs and (ii) with respect to any Distribution Date or Prepayment Date and any Certificate, the close of business on the last day of the month preceding the month in which such Distribution Date or Prepayment Date occurs.

                  "Redemption Date" shall mean with respect to a redemption of the Class A Notes, the VPTNs and the Class B Notes pursuant to Section 10.1 of the Indenture, the Distribution Date specified by the Servicer pursuant to said
Section 10.1.

                  "Redemption Price" shall mean an amount equal to the unpaid principal amount of the Class of Notes to be redeemed plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Redemption Date.

                  "Registered  Noteholder" shall mean the Person in whose name a
Note is registered on the Note Register on the applicable Record Date.

                  "Regular Principal Distribution Amount" shall mean, with respect to any Distribution Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates as of the preceding Distribution Date (after giving effect to any principal payments made on the Securities and issuance of any additional VPTNs on such preceding Distribution Date) or the Closing Date, as the case may be, less the amount on deposit in the Accumulation Account (exclusive of investment earnings) after giving effect to all principal payments on the Securities on such preceding Distribution Date over (b) the difference between (x) the Pool Balance at the end of the Collection Period preceding such Distribution Date minus (y) the sum of the Specified Overcollateralization
Amount with respect to such Distribution Date and the Yield Supplement Overcollateralization Amount with respect to such Distribution Date, minus (ii) the sum of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any, each with respect to such Distribution Date; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Aggregate Certificate Balance of all of the Certificates on such Distribution Date (after giving effect to any principal payments made on the Securities on such Distribution Date in respect of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any); and provided, further, that (i) the Regular Principal Distribution Amount on or after the Class C Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class C Certificates to zero; and (ii) the Regular Principal Distribution Amount on or after the Class D Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the Certificate Balance of the Class D Certificates to zero.

                  "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

                  "Representative" shall mean Morgan Stanley & Co. Incorporated, as representative of the several Underwriters.

                  "Repurchase Event" shall mean the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) of the Purchase Agreement obligating the Seller to repurchase Receivables thereunder at the Purchase Amount from the Purchaser or from the Trust.

                  "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of P-1 by Moody's and (ii) short-term unsecured debt obligations of A-1+ by Standard & Poor's and (iii) short-term unsecured debt obligations of F1+ by Fitch, if rated by Fitch; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

                  "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.8(a) of the Sale and Servicing Agreement.

                  "Reserve Account Property" shall have the meaning specified in
Section 4.8(a) of the Sale and Servicing Agreement.

                  "Reserve Account Release Amount" shall mean, with respect to any Distribution Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Distribution Date (prior to giving effect to any withdrawals therefrom relating to such Distribution Date) over (ii) the Specified Reserve Balance with respect to such Distribution Date.

                  "Reserve Initial Deposit" shall mean, with respect to the Closing Date, $10,999,885.98.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of July 1, 2000, by and among the Trust, as issuer, the Seller, as seller, and Ford Credit, as servicer.

                  "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

                  "Schedule of Receivables" shall mean the list identifying the Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture and Exhibit B to the Purchase Agreement (which lists may be in the form of computer tape, microfiche, compact disk or other electronic medium).

                  "Second Priority Principal Distribution Amount" shall mean, with respect to any Distribution Date, an amount not less than zero equal to the difference between (i) the excess, if any, of (a) the aggregate outstanding principal amount of the Class A Notes, the VPTNs and the Class B Notes as of the preceding Distribution Date (after giving effect to any principal payments made on the Class A Notes, the VPTNs and Class B Notes and the issuance of any additional VPTNs on such preceding Distribution Date) less the amount on deposit in the Accumulation Account (exclusive of investment earnings from Permitted Investments) after giving effect to all principal payments on the Securities on such preceding Distribution Date over (b) the difference between (1) the Pool Balance at the end of the Collection Period preceding such Distribution Date and
(2) the Yield Supplement Overcollateralization Amount with respect to such Distribution Date minus (ii) the First Priority Principal Distribution Amount, if any, with respect to such Distribution Date; provided, however, that the Second Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all of the Certificates on such Distribution Date (after giving effect to any principal payments made on the Securities on such Distribution Date in respect of the First Priority Principal Distribution Amount, if any); and provided, further that the Second Priority Principal Distribution Amount on or after the Class B Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Securities" shall mean the Notes and the Certificates, collectively.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Securityholders"   shall   mean  the   Noteholders   and  the
Certificateholders, collectively.

                  "Seller" shall mean Ford Credit Auto Receivables Two L.P. as the seller of the Receivables under the Sale and Servicing Agreement, and each successor to Ford Credit Auto Receivables Two L.P. (in the same capacity) pursuant to Section 5.3 of the Sale and Servicing Agreement.

                  "Servicer" shall mean Ford Credit as the servicer of the Receivables, and each successor to Ford Credit (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

                  "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement.

                  "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

                  "Servicer Liquidity Advance" shall have the meaning as set first in Section 4.5 of the Sale and Servicing Agreement.

                  "Sequential   Amortization   Period"   shall  mean  a  Curable
Amortization Period or an Extended Amortization Period.

                  "Servicing Fee Rate" shall mean 1.0% per annum.

                  "Simple Interest Advance" shall mean the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer is required to advance on the Simple Interest Receivables pursuant to
Section 4.4(b) of the Sale and Servicing Agreement.

                  "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

                  "Simple Interest Receivable" shall mean any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                  "Specified Credit Enhancement Amount" shall mean, with respect to any Distribution Date, the greatest of (i) $10,999,885.98, (ii) 1.00% of the Pool Balance at the end of the Collection Period preceding such Distribution Date or (iii) the aggregate principal balance of the Receivables that are delinquent 91 days or more and are not Liquidated Receivables at the end of the Collection Period preceding such Distribution Date; provided, however, that the Specified Credit Enhancement Amount with respect to any Distribution Date shall not exceed the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Distribution Date (after giving effect to any principal payments made on the Securities on such preceding Distribution Date).

                  "Specified Overcollateralization Amount" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the Specified Credit Enhancement Amount over (b) the Specified Reserve Balance, each with respect to such Distribution Date.

                  "Specified Reserve Balance" shall mean the sum of:

                  (i) the lesser of

                           (a) $10,999,885.98 and

                           (b) the sum of the aggregate outstanding principal amount of all the Notes and the Aggregate Certificate Balance of all the Certificates as of the preceding Distribution Date (after giving effect to any principal payments made on the Securities on such preceding Distribution Date) and

                  (ii) plus, in each case, if any amounts are on deposit in the Accumulation Account on such
                           Distribution Date (after giving effect to all deposits and withdrawals from the
                           Accumulation Account on such Distribution Date), an amount equal to the product of (x) the amount on deposit in the Accumulation Account (after giving effect to all deposits and withdrawals from the Accumulation Account on such Distribution Date), (y) a fraction, the numerator of which is the number of Distribution Dates after such
                           Distribution Date through and including the next Distribution Date that is a Targeted
                           Scheduled Distribution Date for any Subclass of Class A Notes and the denominator of which is 12, and (z) the weighted average interest rate of the outstanding Securities on such date (after giving effect to all principal payments on such date) minus
                           (one-month LIBOR as determined for the Interest Period beginning on the preceding
                           Distribution Date less 2.50%).

                  "Spread" means with respect to any VPTN, the percentage over LIBOR as determined at the time of issuance as set forth in such VPTN, which percentage shall not exceed 1.50%.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

                  "Subclass" shall mean any subclass of Class A Notes, including the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes.

                  "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 9.2 of the Sale and Servicing Agreement.

                  "Supplemental Servicing Fee" shall mean, the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

                  "Swap Counterparty" shall mean Westdeutsche Landesbank Girozentrale, acting through its New York Branch, as swap counterparty under the Interest Rate Swap Agreement, or any successor or replacement swap counterparty from time to time under the Interest Rate Swap Agreement. Each Swap Counterparty (or the institution guaranteeing such Swap Counterparty's obligations) must have ratings at least equal to "Aa3" by Moody's, "AA-" by Fitch and "AA-" by S&P at the time of entry into the Interest Rate Swap Agreement.

                  "Swap Payment" shall mean on any Distribution Date the net amount, if any, then payable by the Issuer to the Swap Counterparty, excluding any Swap Termination Payments.

                  "Swap Termination Payment" shall mean any termination payment payable by the Issuer to the Swap Counterparty or by the Swap Counterparty to the Issuer under the Interest Rate Swap Agreement.

                  "Swap Receipt" shall mean on any Distribution Date the net amount, if any, then payable by a Swap Counterparty to the Issuer, excluding any Swap Termination Payments.

                  "Targeted Scheduled Distribution Date" shall mean as set forth below for each Subclass of Class A Notes:

                                      Targeted Scheduled

         Subclass                     Distribution Date
Class A-1 Notes                        January 15, 2001
Class A-2 Notes                         July 15, 2001
Class A-3 Notes                        January 15, 2002
Class A-4 Notes                         July 15, 2002
Class A-5 Notes                        January 15, 2003

                  "Total Required Payment" shall mean, with respect to any Distribution Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued VPTN Interest, any Swap Payment, any Swap Termination Payment payable by the Issuer to the Swap Counterparty, the First Priority Principal Distribution Amount, the Accrued Class B Note Interest, the Second Priority Principal
Distribution Amount, the Accrued Class C Certificate Interest and the Accrued Class D Certificate Interest; provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, on any Distribution Date until the Distribution Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the

Accrued VPTN Interest, any Swap Payment, any Swap Termination Payment payable by the Issuer to the Swap Counterparty, the Accrued Class B Note Interest and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

                  "Transfer" shall have the meaning specified in Section 3.3 of the Trust Agreement.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean Ford Credit Auto Owner Trust 2000-D, a Delaware business trust established pursuant to the Trust Agreement.

                  "Trust Accounts" shall have the meaning specified in Section 4.8(a) of the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of July 1, 2000, by and among the Seller, as depositor, the Owner Trustee and the Delaware Trustee.

                  "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

                  "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

                  "Trust  Property"  shall  have  the  meaning  as set  forth in
Section 2.1(a) of the Sale and Servicing Agreement.

                  "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

                  "Underwriting   Agreement"   shall   mean   the   Underwriting
Agreement, dated July 18, 2000 between the Seller and the Representatives of the several Underwriters.

                  "Underwritten Securities" shall mean the Notes and the Class C Certificates.

                  "VPTN" shall mean the Floating Rate Asset Backed Variable Pay Term Notes issued from time to time by the Trust pursuant to the Indenture, substantially in the form of Exhibit VPTN to the Indenture.

                  "VPTN Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the VPTN Noteholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding VPTN Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually paid to holders of the VPTNs on such preceding Distribution Date, plus interest on the amount of interest due but not paid to holders of the VPTNs on the preceding Distribution Date, to the extent permitted by law, at the respective Note Interest Rates borne by such VPTNs for the related Interest Period.

                  "VPTN Noteholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, the aggregate interest accrued for the related Interest Period on each VPTN at the respective VPTN Rate for each VPTN on the outstanding principal amount of each such VPTN on the immediately preceding Distribution Date or the respective date of issuance, as the case may be, after giving effect to all payments of principal to the holders of the VPTNs on or prior to such preceding Distribution Date.

                  "VPTN Final Scheduled Distribution Date" shall mean the January 2005 Distribution Date.

                  "VPTN Issuance Amount" shall mean, for any Targeted Scheduled Distribution Date, the amount the Issuer is able to issue pursuant to Section 2.2(d) of the Indenture, not to exceed an amount equal to (i) the aggregate outstanding principal balance of the related Subclass of the Class A Notes and the aggregate outstanding principal balance of all Class A Notes which were not paid in full on their Targeted Scheduled Distribution Dates over (ii) the sum of the amount on deposit in the Accumulation Account and the amount on deposit in the Principal Distribution Account, if any, which is allocable to the Subclass or Subclasses of Class A Notes in (i) above.

                  "VPTN Noteholder" shall mean the Person in whose name a VPTN is registered on the Note Register, or if no VPTN has been issued and a Servicer Liquidity Advance has been made, the Servicer.

                  "VPTN Percentage" means, for any Distribution Date, 100% minus the Class A Percentage for that Distribution Date.

                  "VPTN Proceeds Account" shall mean the account established and maintained pursuant to Section 4.1(g) of the Sale and Servicing Agreement.

                  "VPTN Rate" shall mean, with respect to each VPTN, on any Distribution Date, the rate equal to one-month LIBOR on the related LIBOR Determination Date plus the fixed percentage spread for such VPTN determined at the time of issuance based on market conditions; provided that such interest rate shall not exceed one-month LIBOR plus 1.50%. Interest with respect to any VPTN shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                  "Void  Transfer"  shall have the meaning  specified in Section
3.3 of the Trust Agreement.

                  "Yield Supplement Overcollateralization Amount" shall mean, with respect to any Distribution Date, the amount specified on the Yield Supplement Overcollateralization Schedule with respect to such Distribution Date.

                  "Yield Supplement Overcollateralization Schedule" shall mean for the Closing Date and each Distribution Date listed below, the following schedule:

Closing Date:              $ 122,140,427.01
August 2000:               $ 117,136,075.56
September 2000:            $ 112,227,268.64
October 2000:              $ 107,415,372.15
November 2000:             $ 102,701,678.16
December 2000:             $  98,087,519.93
January 2001:              $  93,574,222.19
February 2001:             $  89,163,113.35
March 2001:                $  84,855,487.46
April 2001:                $  80,652,712.04
May 2001:                  $  76,556,131.51
June 2001:                 $  72,567,086.81
July 2001:                 $  68,686,912.98
August 2001:               $  64,916,981.70
September 2001:            $  61,258,667.69
October 2001:              $  57,712,292.24
November 2001:             $  54,277,969.70
December 2001:             $  50,956,018.22
January 2002:              $  47,746,857.89
February 2002:             $  44,650,601.48
March 2002:                $  41,667,416.81
April 2002:                $  38,797,596.59
May 2002:                  $  36,041,326.81
June 2002:                 $  33,398,601.47
July 2002:                 $  30,869,562.27
August 2002:               $  28,454,550.89
September 2002:            $  26,154,317.24
October 2002:              $  23,968,933.94
November 2002:             $  21,898,322.27
December 2002:             $  19,942,170.44
January 2003:              $  18,099,520.64
February 2003:             $  16,368,080.05
March 2003:                $  14,745,071.64
April 2003:                $  13,227,662.44
May 2003:                  $  11,812,369.42
June 2003:                 $  10,493,419.43
July 2003:                 $   9,269,940.55
August 2003:               $   8,141,226.77
September 2003:            $   7,105,336.35
October 2003:              $   6,158,631.93
November 2003:             $   5,296,298.19
December 2003:             $   4,513,639.66
January 2004:              $   3,807,190.60
February 2004:             $   3,174,264.52
March 2004:                $   2,612,243.51
April 2004:                $   2,118,224.32
May 2004:                  $   1,688,422.48
June 2004:                 $   1,317,512.20
July 2004:                 $   1,003,187.53
August 2004:               $     742,923.83
September 2004:            $     532,308.44
October 2004:              $     365,991.28
November 2004:             $     238,152.47
December 2004:             $     142,847.53
January 2005:              $      75,871.48
February 2005:             $      32,805.18
March 2005:                $       9,156.98
April 2005:                $          85.23